                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21293
                                              -----------------------

                  Nuveen Multi-Strategy Income and Growth Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                              Semi-Annual Report
                                                                   JUNE 30, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN MULTI-STRATEGY
                                                     INCOME AND GROWTH FUND
                                                     JPC

                                                     NUVEEN MULTI-STRATEGY
                                                     INCOME AND GROWTH FUND 2
                                                     JQC

      Attractive Distributions from a Portfolio of
         Preferred and Convertible Securities,
  Domestic and Foreign Equities, and Debt Instruments

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Investment Strategy and Management Update, Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
August 15, 2007

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JPC, JQC

These Funds are advised by Nuveen Asset Management (NAM), which has responsibility for determining and overseeing the Funds' asset allocation. NAM has selected a team of sub-advisers to manage the assets within each asset class. The sub-advisers include specialists from Spectrum Asset Management, Inc., (Spectrum), Symphony Asset Management, LLC (Symphony), and Tradewinds Global Investors, LLC, a new sub-adviser of the Fund as discussed below (Tradewinds). Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, an affiliate of Principal Capital(SM), manages preferred securities positions within the income-oriented debt portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Over the course of this reporting period, Symphony had primary responsibility for the multi-strategy income sleeve invested in convertible, high yield and senior loan securities and for the domestic and international equity sleeves. The team at Symphony managing the multi-strategy income sleeve is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

The team responsible for managing the domestic equity sleeve is led by Praveen Gottipalli and David Wang. During the reporting period, Symphony also assumed responsibility for managing a portion of Funds' exposure to international equities, a strategy led by Eric Olson. On a combined basis, these three equity portfolio managers have more than 25 years of investment management experience.

NAM also has selected Tradewinds to manage a portion of the Funds' assets invested in global equities and began the process of transferring assets to them late in the reporting period. The Tradewinds team, which is led by Dave Iben, assumed responsibility for this allocation during the period. Mr. Iben has more than 25 years of investment management experience.

Here representatives from the sub-advisers talk about their management strategies and the performance of both Funds for the six-month period ended June 30, 2007.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

IN LIGHT OF THE CHANGES TO FUNDS' INVESTMENT POLICIES ANNOUNCED EARLIER THIS YEAR, CAN YOU GENERALLY DESCRIBE THE FUNDS' INVESTMENT STRATEGY AND TACTICS OVER THE SIX MONTHS ENDED JUNE 30, 2007?

In 2006, the Funds' Board of Trustees approved a number of investment policy changes designed to provide the Funds with greater flexibility to pursue their investment objectives of high current income and total return. Last fall, the Funds' Board of Trustees approved the following additional changes:

     -- Eliminating the minimum required investment allocations to preferred and/or convertible securities;

     -- Expanding the types of the Funds' direct equity investments to include international as well as domestic equities;

     -- Increasing the percentage of the Funds' managed assets that can be invested directly in domestic and international stocks as part of each Fund's 30% allocation to equity-oriented investments; and

     -- Adding Tradewinds as a sub-adviser to manage a portion of each Fund's equity-oriented investments.

To better reflect the Funds' more diversified approach in pursuit of their existing investment objectives, the Funds changed their names to the Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC). The Funds continue to be comprised approximately 70% of income-oriented investments and 30% of equity-oriented investments, although during the six-month reporting period, the strategic asset mix within those categories has transitioned to reflect the new investment policy changes.

Most notably during the period, both Funds changed the nature of their convertible securities exposure, moving away from a relatively fixed, standalone allocation in favor of a more dynamic allocation as part of the Funds' more diversified debt and equity strategies. As a result, both Funds ended their relationship with their sub-adviser that specialized in convertible securities investments.

This transition process was still under way at the end of this reporting period and additional information on the progress of both Funds will be provided in our next shareholder report.

HOW DID THE FUNDS PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2007?

The performance of each Fund, as well as the performance of comparative benchmark are presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the six months ended 6-30-07

JPC                                                             1.97%
JQC                                                             2.46%
Comparative benchmark(1)                                        2.46%

As indicated in the accompanying table, both Funds posted positive results for the six-month period. JPC underperformed the comparative benchmark, while JQC performed in line with this measure.


--------------------------------------------------------------------------------
  Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, please see the Performance Overview page for your
                                                            Fund in this report.
--------------------------------------------------------------------------------


WHAT STRATEGIES DID THE SUB-ADVISERS EMPLOY DURING THE PERIOD?

In the portion of both portfolios that were invested in preferred securities, Spectrum generally maintained a 60/40 mix between the $25 par preferred securities generally favored by individual investors and the $1000 par capital securities market that generally attracts institutional investors. Over the six-month reporting period Spectrum increased both Funds' concentrations in $25 par securities due to their relative attractiveness. These securities generally outperformed capital securities over this period because they were less sensitive to the increases in U.S. Treasury (UST) yields that occurred in the spring of 2007. For example, the yield spread between higher- and lower-rated $25 par preferred securities tightened during the period by 7 basis points, while a similar spread in the capital securities sector widened by 24 basis points. This means that the prices of lower-rated $25 preferred securities generally performed better than the prices of their capital securities counterparts.

--------------------------------------------------------------------------------
1 Comparative benchmark performance is a blended return consisting of: 1) 33% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity; 2) 27% of the
        Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency; 3) 30% of the Merrill Lynch All U.S. Convertibles Index, consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 4) 10% of the CSFB High Yield Index, which includes approximately $375 billion of $U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns do not include the effects of any management fees or fund expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


In addition, there was weakness in the prices of certain lower-rated securities, reportedly because of several large sub-prime mortgage hedge funds that liquidated assets to meet redemptions and margin calls. As the corporate credit markets in the U.S. weakened, Spectrum sold a portion of the Funds' U.S. dollar denominated securities that are listed and traded in Europe because these issues were slower to respond to the generally weakening market. Spectrum reinvested the proceeds from these sales primarily in $1000 par capital securities that it believed offered improved income potential and better structural terms.

In the multi-strategy income sleeves of both Funds, Symphony continued to employ a value-oriented strategy focused on relatively higher quality, non-investment grade credits with relatively stronger fundamental business models, more diversified revenue streams, stronger asset coverage and relatively low earnings volatility. Symphony avoided positions where it identified escalating credit issues, limited upside potential, or significant downside risk with weak asset protection. In April and May, moderate amounts of new issuance, strong equity markets and investors' demand for yield caused higher yielding issues to perform relatively well and credit spreads to tighten. However, this trend reversed sharply in June as high yield spreads widened in response to increased new issue supply and concerns around the sub-prime lending market. In fact, many high yield issues declined sharply in value (i.e. their yields rose sharply) in mid- to late June as concerns about subprime lenders increased and seemed to reduce investor appetite for risk.

The addition of direct exposure to core domestic equities, managed by Symphony, enhanced total returns during the period. Symphony uses both quantitative and qualitative methods to evaluate securities. The quantitative screening process serves as the starting point for the decision making process. The qualitative process then provides a systematic way of researching companies from a broad prospective, ensuring the stocks selected for the portfolio are attractive in all important respects. Over this period, these equity holdings performed well and provided support for the Funds' managed distribution policy and the distribution rate increase declared in May 2006.

Looking at the reporting period as a whole, several holdings of both JPC and JQC performed well overall. JPC benefited from bond investments in Young Broadcasting Inc., Primedia Inc., and Universal City Development Partners, and strong performers in JQC included Young Broadcasting Inc., American Media, and Primedia Inc.

On the other side, both Funds had several bond positions that constrained performance over this reporting period. In the preferred securities sleeves of the Funds, Spectrum purchased futures on U.S. Treasury notes and bonds in order to manage the Funds' effective duration (price sensitivity to changes in prevailing interest rates). The significant U.S. Treasury sell off in June affected the Funds' performance and more than offset the benefits gained by the futures positions earlier in the period.

Among the Funds' multi-strategy income holdings, Symphony's strategy of investing in relatively higher quality names reduced the overall risk in the portfolios. However, this limited the Funds' exposure to some of the upside in the high-yield market that came from lower rated credits outperforming higher rated credits over much of the period. Underperforming credits in JPC included SunGard Data Systems Inc., Keystone Automotive, and electric utility company Dynegy Holdings Inc. Underperformers in JQC include Dynegy Holdings Inc., Keystone Automotive, and MediaNews Group, Inc.

Distribution and Share Price
                                                                     INFORMATION

We are providing you with information regarding your Fund's distributions. This information is as of June 30, 2007, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes. On March 1, 2007, Nuveen Investments announced that these Funds would be moving from a monthly to a quarterly distribution schedule. The Funds' last monthly distributions were paid on April 2, 2007, and first quarterly distributions were paid on July 2, 2007.

Each of these Funds issues FundPreferred(TM) shares and uses financial leverage in an effort to enhance its distribution-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferred shareholders. As short-term rates rose through this reporting period, the Funds paid higher dividends to their FundPreferred shareholders.

Each Fund has a managed distribution policy. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)

- A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year, based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), these estimates may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet each Fund's distributions. Information regarding such distributions in the future will likely vary based on the Fund's investment activities and portfolio investment value changes at that time.

---------------------------------------------------------------------------------------
As of 6/30/2007                                                          JPC        JQC
---------------------------------------------------------------------------------------
 Inception date                                                      3/26/03    6/25/03
 Six months ended 6/30/07:
   Per share distribution:
   From net investment income                                          $0.34      $0.34
   From realized capital gains                                          0.23       0.23
   From return of capital                                                 --         --
                                                                     -------    -------
 Total per share distribution                                          $0.57      $0.57
                                                                     =======    =======
 Distribution rate on NAV                                              4.08%      4.05%
 Cumulative six-month total return on NAV                              1.97%      2.46%
 Annualized one-year total return on NAV                              10.99%     10.94%
 Annualized since inception total return on NAV                        8.17%      7.59%
---------------------------------------------------------------------------------------

At the end of the reporting period, the Funds' share prices were trading relative to their NAVs as shown in the accompanying table:

----------------------------------------------------------------------------------------
                                                      As of 6/30/07     6-Month Average
                                                         Discount           Discount
----------------------------------------------------------------------------------------
 JPC                                                          -5.30%              -2.63%
 JQC                                                          -5.69%              -3.31%
----------------------------------------------------------------------------------------

       JPC                             Nuveen Multi-Strategy
       PERFORMANCE                     Income and
       OVERVIEW                        Growth Fund
                                              as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PORTFOLIO ALLOCATION PIE CHART)

$25 Par (or similar) Preferred Securities                                        29.7
Capital Preferred Securities                                                       17
Short-Term Investments                                                           16.5
Common Stocks                                                                    14.1
Convertible Bonds                                                                 9.7
Corporate Bonds                                                                   5.9
Variable Rate Senior Loan Interests                                               4.7
Investment Companies                                                              1.4
Convertible Preferred Securities                                                    1

2006-2007 DISTRIBUTIONS PER SHARE(2)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jul                                                                              0.095
Aug                                                                              0.095
Sep                                                                              0.095
Oct                                                                              0.095
Nov                                                                              0.095
Dec                                                                              0.095
Jan                                                                              0.095
Feb                                                                              0.095
Mar                                                                              0.095
Jun                                                                              0.285

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

7/01/06                                                                          12.38
                                                                                 12.43
                                                                                 12.46
                                                                                 12.49
                                                                                 12.79
                                                                                 13.02
                                                                                 13.07
                                                                                 13.28
                                                                                 13.37
                                                                                 13.47
                                                                                 13.35
                                                                                  13.5
                                                                                 13.78
                                                                                 13.87
                                                                                 13.88
                                                                                 13.67
                                                                                 13.86
                                                                                    14
                                                                                 13.73
                                                                                  13.8
                                                                                 13.87
                                                                                 14.01
                                                                                 14.21
                                                                                  14.4
                                                                                 14.28
                                                                                 14.32
                                                                                  14.3
                                                                                 14.39
                                                                                 14.18
                                                                                 14.12
                                                                                 14.21
                                                                                 14.26
                                                                                 14.19
                                                                                 14.07
                                                                                 14.25
                                                                                 14.04
                                                                                 14.07
                                                                                 13.88
                                                                                 14.12
                                                                                 14.08
                                                                                 14.05
                                                                                 13.98
                                                                                  13.9
                                                                                 13.97
                                                                                 14.09
                                                                                    14
                                                                                 13.74
                                                                                  13.8
                                                                                 13.82
                                                                                 13.63
                                                                                 13.31
                                                                                 12.94
6/30/07                                                                          13.23


FUND SNAPSHOT

------------------------------------------------------------------------
Common Share Price                                                $13.23
------------------------------------------------------------------------
Common Share Net Asset Value                                      $13.97
------------------------------------------------------------------------
Premium/(Discount) to NAV                                         -5.30%
------------------------------------------------------------------------
Current Distribution Rate(1)                                       8.62%
------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                 $1,393,440
------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/26/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                              -3.51%        1.97%

-------------------------------------------------------------------------------------
1-Year                                                            16.92%       10.99%

-------------------------------------------------------------------------------------
Since
Inception                                                          6.21%        8.17%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                17.1%
-------------------------------------------------------------------------------------
Insurance                                                                       10.3%
-------------------------------------------------------------------------------------
Real Estate                                                                      8.0%
-------------------------------------------------------------------------------------
Capital Markets                                                                  6.7%
-------------------------------------------------------------------------------------
Media                                                                            5.9%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   3.4%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      2.8%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    1.7%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 1.6%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           1.6%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       1.4%
-------------------------------------------------------------------------------------
Investment Companies                                                             1.4%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      1.3%
-------------------------------------------------------------------------------------
Electric Utilities                                                               1.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                          16.5%
-------------------------------------------------------------------------------------
Other                                                                           19.1%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Wachovia Corporation                                                            1.7%
------------------------------------------------------------------------------------
ING Group N.V.                                                                  1.7%
------------------------------------------------------------------------------------
Union Planters Corporation                                                      1.4%
------------------------------------------------------------------------------------
Delphi Financial Group, Inc.                                                    1.4%
------------------------------------------------------------------------------------
Countrywide Financial Corporation                                               1.4%
------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

       JQC                             Nuveen Multi-Strategy
       PERFORMANCE                     Income and
       OVERVIEW                        Growth Fund 2
                                              as of 6-30-07

     PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PORTFOLIO ALLOCATION PIE CHART)

$25 Par (or similar) Preferred Securities                                        29.2
Capital Preferred Securities                                                     19.1
Short-Term Investments                                                             16
Common Stocks                                                                      13
Convertible Bonds                                                                  10
Corporate Bonds                                                                   6.5
Variable Rate Senior Loan Interests                                               3.7
Investment Companies                                                              1.4
Convertible Preferred Securities                                                  1.1

2006-2007 DISTRIBUTIONS PER SHARE(2)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jul                                                                              0.095
Aug                                                                              0.095
Sep                                                                              0.095
Oct                                                                              0.095
Nov                                                                              0.095
Dec                                                                              0.095
Jan                                                                              0.095
Feb                                                                              0.095
Mar                                                                              0.095
Jun                                                                              0.285

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

7/01/06                                                                         12.3812
                                                                                  12.37
                                                                                  12.38
                                                                                  12.53
                                                                                  12.78
                                                                                  13.08
                                                                                  13.12
                                                                                  13.24
                                                                                13.3476
                                                                                  13.41
                                                                                  13.39
                                                                                  13.52
                                                                                  13.72
                                                                                  13.78
                                                                                  13.88
                                                                                  13.62
                                                                                  13.79
                                                                                   13.9
                                                                                  13.72
                                                                                  13.79
                                                                                  13.87
                                                                                  14.05
                                                                                  14.26
                                                                                  14.35
                                                                                  14.27
                                                                                  14.06
                                                                                  14.14
                                                                                  14.18
                                                                                  13.88
                                                                                  13.97
                                                                                  14.03
                                                                                  14.16
                                                                                  14.11
                                                                                     14
                                                                                  14.17
                                                                                  13.92
                                                                                  14.09
                                                                                  13.92
                                                                                  14.12
                                                                                  14.01
                                                                                  13.99
                                                                                  13.98
                                                                                  13.88
                                                                                  13.94
                                                                                  14.05
                                                                                     14
                                                                                  13.82
                                                                                  13.88
                                                                                  13.87
                                                                                  13.65
                                                                                  13.28
                                                                                  12.94
6/30/07                                                                           13.27


FUND SNAPSHOT

---------------------------------------------------------------------------------------
Common Share Price                                                               $13.27
---------------------------------------------------------------------------------------
Common Share Net Asset Value                                                     $14.07
---------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                        -5.69%
---------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                      8.59%
---------------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                                $1,976,747
---------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                               -1.98%       2.46%

-------------------------------------------------------------------------------------
1-Year                                                             17.40%      10.94%

-------------------------------------------------------------------------------------
Since
Inception                                                           5.42%       7.59%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                18.1%
-------------------------------------------------------------------------------------
Insurance                                                                       10.6%
-------------------------------------------------------------------------------------
Real Estate                                                                      7.8%
-------------------------------------------------------------------------------------
Media                                                                            6.1%
-------------------------------------------------------------------------------------
Capital Markets                                                                  5.2%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   5.0%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      2.9%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           2.3%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    1.5%
-------------------------------------------------------------------------------------
Investment Companies                                                             1.4%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 1.4%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       1.4%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      1.3%
-------------------------------------------------------------------------------------
Short-Term Investments                                                          16.0%
-------------------------------------------------------------------------------------
Other                                                                           19.0%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Wachovia Corporation                                                            1.9%
------------------------------------------------------------------------------------
Banco Santander Central S.A. & Company                                          1.6%
------------------------------------------------------------------------------------
AgFirst Farm Credit Bank                                                        1.4%
------------------------------------------------------------------------------------
JPMorgan Chase & Company                                                        1.4%
------------------------------------------------------------------------------------
Merrill Lynch and Company Inc.                                                  1.3%
------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

                      SHAREHOLDER MEETING REPORT
                      The shareholder meeting was held in the offices of Nuveen
                      Investments on April 11, 2007, and subsequently adjourned to April 30, 2007, for Nuveen Multi-Strategy Income and Growth
                      Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund
                      2 (JQC). Nuveen Multi-Strategy Income and Growth Fund 2
                      (JQC) was additionally adjourned to May 31, 2007, June 29,
                      2007 and July 20, 2007.

                                                                           JPC                                JQC
------------------------------------------------------------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and                         Common and
                                                                  Preferred       Preferred          Preferred       Preferred
                                                              shares voting   shares voting      shares voting   shares voting
                                                                   together        together           together        together
                                                                 as a class      as a class         as a class      as a class
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                        61,551,951                --         90,857,114              --
    Withhold                                                    1,540,125                --          2,350,555              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown (1)
    For                                                        61,505,752                --         90,812,373              --
    Withhold                                                    1,586,324                --          2,395,296              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                        61,573,286                --         90,829,346              --
    Withhold                                                    1,518,790                --          2,378,323              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------
William C. Hunter
    For                                                        61,567,540                --         90,823,304              --
    Withhold                                                    1,524,536                --          2,384,365              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------
David J. Kundert
    For                                                        61,551,509                --         90,827,770              --
    Withhold                                                    1,540,567                --          2,379,899              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------
William J. Schneider
    For                                                                --            25,254                 --          34,498
    Withhold                                                           --               137                 --             208
------------------------------------------------------------------------------------------------------------------------------
   Total                                                               --            25,391                 --          34,706
------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                                --            25,242                 --          34,466
    Withhold                                                           --               149                 --             240
------------------------------------------------------------------------------------------------------------------------------
   Total                                                               --            25,391                 --          34,706
------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                        61,541,285                --         90,770,204              --
    Withhold                                                    1,550,791                --          2,437,465              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone
    For                                                        61,548,321                --         90,795,150              --
    Withhold                                                    1,543,755                --          2,412,519              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------

                                                                           JPC                                JQC
------------------------------------------------------------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and                         Common and
                                                                  Preferred       Preferred          Preferred       Preferred
                                                              shares voting   shares voting      shares voting   shares voting
                                                                   together        together           together        together
                                                                 as a class      as a class         as a class      as a class
------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine (2)
    For                                                        61,569,007                --         90,814,005              --
    Withhold                                                    1,523,069                --          2,393,664              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --         93,207,669              --
------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE AMENDMENT TO THE FEE SCHEDULE OF THE
  INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
  MANAGEMENT AND SYMPHONY ASSET MANAGEMENT, LLC WAS REACHED
  AS FOLLOWS:
    For                                                        42,439,529                --         67,553,694              --
    Against                                                     2,490,501                --          4,583,093              --
    Abstain                                                     1,856,125                --          2,965,587              --
    Broker Non-Votes                                           16,305,921                --         25,700,583              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --        100,802,957              --
------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT
  BETWEEN NUVEEN ASSET MANAGEMENT AND TRADEWINDS GLOBAL
  INVESTORS, LLC WAS REACHED AS FOLLOWS:
    For                                                        42,806,878                --         67,561,997              --
    Against                                                     2,259,819                --          4,055,663              --
    Abstain                                                     1,719,458                --          2,920,945              --
    Broker Non-Votes                                           16,305,921                --         25,897,375              --
------------------------------------------------------------------------------------------------------------------------------
   Total                                                       63,092,076                --        100,435,980              --
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Lawrence H. Brown retired from the Board of Trustees on July 1, 2007.

(2) Mr. Eugene S. Sunshine resigned from the Board of Trustees on July 31, 2007.

         JPC
          Nuveen Multi-Strategy Income and Growth Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 22.3% (14.1% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.3%
    18,560   Boeing Company                                                                                       $    1,784,730
    18,126   Lockheed Martin Corporation                                                                               1,706,200
    23,190   Orbital Sciences Corporation, (2)                                                                           487,222
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                 3,978,152
             -------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.2%
     7,360   Johnson Controls, Inc.                                                                                      852,067
    23,950   Magna International Inc., Class A                                                                         2,179,211
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                     3,031,278
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.5%
    24,530   Daimler-Chrysler AG                                                                                       2,255,534
    61,750   Honda Motor Company Limited                                                                               2,240,908
    28,310   Nissan Motor                                                                                                606,966
    17,410   Toyota Motor Corporation                                                                                  2,191,571
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         7,294,979
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.4%
    24,840   Coca-Cola Company                                                                                         1,299,380
    25,330   Diageo PLC, Sponsored ADR                                                                                 2,110,242
    54,690   Fomento Economico Mexicano S.A.                                                                           2,150,411
     6,840   Molson Coors Brewing Company, Class B                                                                       632,426
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                           6,192,459
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.2%
    13,660   Cephalon, Inc., (2)                                                                                       1,098,127
     7,940   Genzyme Corporation, (2)                                                                                    511,336
     6,940   Novo-Nordisk A/S                                                                                            754,100
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                       2,363,563
             -------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.7%
     1,810   BlackRock Inc.                                                                                              283,428
    14,690   Deutsche Bank AG                                                                                          2,126,231
    60,300   Invesco PLC                                                                                               1,558,755
    47,380   JPMorgan Chase & Co.                                                                                      2,295,561
     4,620   MarketAxess, (2)                                                                                             83,114
    12,020   Morgan Stanley                                                                                            1,008,238
    34,130   UBS AG                                                                                                    2,048,141
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                     9,403,468
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.4%
    12,360   Air Products & Chemicals Inc.                                                                               993,373
    15,770   Ashland Inc.                                                                                              1,008,492
     5,230   CF Industries Holdings, Inc.                                                                                313,225
     6,600   Lubrizol Corporation                                                                                        426,030
    30,940   Mosaic Company, (2)                                                                                       1,207,279
     6,990   Sparetech Corporation                                                                                       185,585
    30,230   Syngenta AG                                                                                               1,176,854
    11,590   Terra Industries, Inc., (2)                                                                                 294,618
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                           5,605,456
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 1.6%
     2,180   Affiliated Managers Group Inc., (2)                                                                         280,697
    14,820   Allied Irish Banks                                                                                          814,507
    88,780   Allinaz S.E.                                                                                              2,065,911
    86,850   Banco Bilbao Vizcaya Argentaria S.A.                                                                      2,117,403
    50,750   Banco Bradesco SA, ADR                                                                                    1,223,583

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
    76,110   Banco Santander Central S.A.                                                                         $    1,398,902
    10,050   Bank of Montreal                                                                                            647,522
    12,170   Bank of Nova Scotia                                                                                         594,261
    36,780   Barclays PLC                                                                                              2,051,956
    14,160   Colonial BancGroup Inc.                                                                                     353,575
     5,170   Comerica Incorporated                                                                                       307,460
    36,770   ICICI Bank Limited, ADR                                                                                   1,807,246
    22,740   Kookmin Bank                                                                                              1,994,753
    21,340   Lloyds TSB Group PLC, Sponsored ADR                                                                         954,325
    18,540   Mellon Financial Corporation                                                                                815,760
    27,250   National Bank of Greece S.A.                                                                                312,285
     9,270   Northern Trust Corporation                                                                                  595,505
    16,920   PNC Financial Services Group, Inc.                                                                        1,211,134
    28,950   Royal Bank of Canada                                                                                      1,536,377
    67,690   Royal Bank of Scotland, PLC, (2)                                                                            860,426
     2,730   SVB Financial Group, (2)                                                                                    144,990
     4,520   Umpqua Holdings Corporation                                                                                 106,265
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   22,194,843
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.9%
   280,000   Allied Waste Industries, Inc., (2)                                                                        3,828,608
     2,976   Consolidated Graphics Inc., (2)                                                                             206,177
    29,990   Corrections Corporation of America, (2)                                                                   1,892,669
     2,690   CSG Systems International Inc., (2)                                                                          71,312
     4,280   Dun and Bradstreet Inc.                                                                                     440,754
     9,870   ITT Educational Services, Inc., (2)                                                                       1,158,541
     9,010   Republic Services, Inc.                                                                                     276,066
    36,360   SEI Investments Company                                                                                   1,055,894
   293,300   Toppan Printing Company Limited                                                                           3,152,220
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                     12,082,241
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.4%
    81,110   Corning Incorporated, (2)                                                                                 2,072,361
    76,270   Nokia Oyj, Sponsored ADR                                                                                  2,143,950
     4,790   Polycom Inc., (2)                                                                                           160,944
    23,360   QUALCOMM Inc.                                                                                             1,013,590
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                            5,390,845
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.4%
    18,651   Apple, Inc., (2)                                                                                          2,276,168
    15,240   Dell Inc., (2)                                                                                              435,102
    32,450   Hewlett-Packard Company                                                                                   1,447,919
     6,400   NCR Corporation, (2)                                                                                        336,256
    35,623   Network Appliance, Inc., (2)                                                                              1,040,192
    10,240   Novatel Wireless, (2)                                                                                       266,445
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                             5,802,082
             -------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.0%
     4,120   Lafarge SA                                                                                                  187,666
     1,540   Texas Industries Inc.                                                                                       120,751
--------------------------------------------------------------------------------------------------------------------------------
             Total Construction Materials                                                                                308,417
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.3%
    12,390   MasterCard, Inc.                                                                                          2,055,129
    45,600   Takefuji Corporation                                                                                      1,533,271
--------------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                                    3,588,400
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 0.5%
    12,200   CIT Group Inc.                                                                                              668,926
    28,680   Credit Suisse Group, (2)                                                                                  2,035,133
    17,990   Eaton Vance Corporation                                                                                     794,798
    48,380   ING Group N.V., Sponsored ADR                                                                             2,127,269
    24,630   State Street Corporation                                                                                  1,684,692
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                      7,310,818
             -------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
    14,940   Alltel Corporation                                                                                   $    1,009,197
    30,880   AT&T Inc.                                                                                                 1,281,520
    15,830   BT Group PLC                                                                                              1,053,961
    10,670   Cbeyond Inc., (2)                                                                                           410,902
    29,830   France Telecom SA                                                                                           819,728
    77,250   KT Corporation, Sponsored ADR                                                                             1,812,285
    30,060   Nippon Telegraph and Telephone Corporation,                                                                 666,430
              ADR
     7,770   Portugal Telecom SA                                                                                         107,925
    14,940   Royal KPN Nederland PTT N.V.                                                                                248,153
    27,650   Telecom Corporation of New Zealand Ltd                                                                      771,988
    24,830   Telefonica SA                                                                                             1,657,651
    54,110   Telefonos de Mexico SA, Series L                                                                          2,050,228
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             11,889,968
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.9%
     5,120   Black Hills Corporation                                                                                     203,520
   136,300   Centrais Electricas Brasileiras S.A., ADR                                                                 2,030,870
     9,230   DPL Inc.                                                                                                    261,578
    38,890   E.ON A.G.                                                                                                 2,163,840
    28,090   Edison International                                                                                      1,576,411
     8,000   El Paso Electric Company, (2)                                                                               196,480
     9,940   Enel SpA, Sponsored ADR                                                                                     533,778
    18,470   FPL Group, Inc.                                                                                           1,047,988
    12,360   OGE Energy Corp.                                                                                            452,994
    27,550   PG&E Corporation                                                                                          1,248,015
     3,940   Pike Electric Corporation, (2)                                                                               88,177
    14,480   Progress Energy, Inc.                                                                                       660,143
    53,610   Reliant Energy Inc., (2)                                                                                  1,444,790
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 11,908,584
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.3%
     2,390   Acuity Brands Inc.                                                                                          144,069
    61,220   Emerson Electric Co.                                                                                      2,865,096
    21,390   Nikon Corporation                                                                                           597,617
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                3,606,782
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
     4,504   Itron Inc., (2)                                                                                             351,042
    27,640   MEMC Electronic Materials, (2)                                                                            1,689,357
     2,730   Mettler-Toledo International Inc., (2)                                                                      260,742
    60,500   Tech Data Corporation, (2)                                                                                2,335,318
     3,097   Teledyne Technologies Inc., (2)                                                                             142,307
    55,760   Thermo Fisher Scientific, Inc., (2)                                                                       2,883,907
--------------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                                  7,662,673
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.3%
     6,860   Matrix Service Company, (2)                                                                                 170,471
    25,990   National-Oilwell Varco Inc., (2)                                                                          2,709,198
     6,630   Oceaneering International Inc., (2)                                                                         349,003
    20,980   Tidewater Inc.                                                                                            1,487,062
     3,420   Trico Marine Services Inc., (2)                                                                             139,810
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         4,855,544
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.1%
    42,200   Koninklijke Ahold NV, (2)                                                                                   528,344
     3,150   Nash Finch Company                                                                                          155,925
    31,520   Safeway Inc.                                                                                              1,072,626
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            1,756,895
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 1.2%
    33,040   Campbell Soup Company                                                                                     1,282,282
    50,490   ConAgra Foods, Inc.                                                                                       1,356,161
    11,590   Flowers Foods Inc.                                                                                          386,642
    26,900   H.J. Heinz Company                                                                                        1,276,943
    18,030   Monsanto Company                                                                                          1,217,746

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS (continued)
   147,000   Smithfield Foods, Inc., (2)                                                                          $    4,539,360
   166,000   Tyson Foods, Inc., Class A                                                                                3,864,480
    70,840   Unilever PLC                                                                                              2,285,298
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                      16,208,912
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.2%
    25,160   Energen Corporation                                                                                       1,382,290
    23,400   Questar Corporation                                                                                       1,236,690
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                       2,618,980
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
     8,500   Alfresa Holdings Corporation                                                                                593,015
    29,590   Baxter International Inc.                                                                                 1,667,101
     6,970   Dade Behring Holdings Inc.                                                                                  370,246
    19,064   Express Scripts, Inc., (2)                                                                                  953,391
     8,120   Fresenius Medical Care, ADR                                                                                 373,033
     2,610   Lifecell Corporation, (2)                                                                                    79,709
    36,000   Paramount Bed Company Limited                                                                               553,779
     3,882   Surmodics Inc., (2)                                                                                         194,100
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    4,784,374
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.3%
     5,280   Centene Corporation, (2)                                                                                    113,098
     1,606   Healthways Inc., (2)                                                                                         76,076
    25,470   Humana Inc., (2)                                                                                          1,551,378
     5,420   Mentor Corporation                                                                                          220,486
     6,340   Nighthawk Radiology Holdings Inc., (2)                                                                      114,437
    25,303   Wellcare Health Plans Inc., (2)                                                                           2,290,175
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    4,365,650
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.1%
     8,870   Bally Technologies, Inc., (2)                                                                               234,345
    12,340   Choice Hotels International, Inc.                                                                           487,677
     9,740   Intercontinental Hotels Group PLC, ADR                                                                      241,357
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                         963,379
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.2%
   110,260   Matsushita Electric Industrial Co., Ltd.,                                                                 2,178,091
              ADR
    25,261   Newell Rubbermaid Inc.                                                                                      743,431
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                  2,921,522
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.5%
    40,580   Colgate-Palmolive Company                                                                                 2,631,613
   146,000   KAO Corporation                                                                                           3,782,660
    11,297   Kimberly-Clark Corporation                                                                                  755,656
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                  7,169,929
             -------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
    18,660   NRG Energy Inc., (2)                                                                                        775,696
             -------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.2%
    20,550   General Electric Company                                                                                    786,654
    16,460   Siemens AG, Sponsored ADR                                                                                 2,354,768
     2,680   Teleflex Inc.                                                                                               219,170
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                            3,360,592
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.1%
    50,680   Aegon N.V.                                                                                                  995,862
    35,465   AFLAC Incorporated                                                                                        1,822,901
    12,150   Amtrust Financial Services, Inc.                                                                            228,299
    13,600   Aon Corporation                                                                                             579,496
    49,750   AXA-UAP                                                                                                   2,141,240
    92,100   Benfield Group, Limited                                                                                     597,838
         0   Berkshire Hathaway Inc., Class B, (2)                                                                           159
     3,390   Delphi Financial Group, Inc.                                                                                141,770

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
     9,030   Fairfax Financial Holdings Limited                                                                   $    1,730,780
     5,540   First American Corporation                                                                                  274,230
    18,540   Genworth Financial Inc., Class A                                                                            637,776
    19,730   HCC Insurance Holdings Inc.                                                                                 659,179
    42,167   Philadelphia Consolidated Holding                                                                         1,762,581
              Corporation, (2)
     7,480   Seabright Insurance Holdings Inc., (2)                                                                      130,750
    22,140   Sun Life Financial Inc.                                                                                   1,057,185
     4,904   Tower Group Inc.                                                                                            156,438
    73,730   WR Berkley Corporation                                                                                    2,399,174
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          15,315,658
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.1%
    16,820   Amazon.com, Inc., (2)                                                                                     1,150,656
    22,320   Coldwater Creek Inc., (2)                                                                                   518,494
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           1,669,150
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.2%
     8,930   Chordiant Software, Inc., (2)                                                                               139,844
    48,000   eBay Inc., (2)                                                                                            1,544,640
     5,460   F5 Networks, Inc., (2)                                                                                      440,076
    39,350   Open Text Corporation, (2)                                                                                  856,256
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                        2,980,816
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.1%
    12,400   CGI Group Inc., (2)                                                                                         139,128
    16,270   Convergys Corporation, (2)                                                                                  394,385
     9,170   FactSet Research Systems Inc.                                                                               626,770
    10,440   Savvis Inc., (2)                                                                                            516,884
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         1,677,167
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.3%
    34,970   Canon Inc.                                                                                                2,050,641
    10,330   Fuji Photo Film Co., Ltd.                                                                                   462,281
     6,990   FujiFilm Holdings Corporation, ADR                                                                          311,894
    13,380   Hasbro, Inc.                                                                                                420,266
     9,880   Marvel Entertainment Inc., (2)                                                                              251,742
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                        3,496,824
             -------------------------------------------------------------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES - 0.0%
     2,310   Illumina Inc., (2)                                                                                           93,763
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.7%
   100,570   ABB Limited                                                                                               2,272,882
    30,010   AGCO Corporation, (2)                                                                                     1,302,734
     3,830   CLARCOR, Inc.                                                                                               143,357
     5,250   Flow International Corporation, (2)                                                                          66,150
    20,806   Harsco Corporation                                                                                        1,081,912
    23,920   ITT Industries Inc.                                                                                       1,633,258
    10,920   Manitowoc Company Inc.                                                                                      877,750
     3,250   Pall Corporation                                                                                            149,468
     7,167   Parker Hannifin Corporation                                                                                 701,721
     4,230   RBC Bearings Inc., (2)                                                                                      174,488
     2,650   Robbins & Myers, Inc.                                                                                       140,795
    49,370   Volvo AB                                                                                                    981,969
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                           9,526,484
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 0.8%
    32,760   DIRECTV Group, Inc., (2)                                                                                    757,084
    25,560   Echostar Communications Corporation, (2)                                                                  1,108,537
     7,697   John Wiley and Sons Inc., Class A                                                                           371,688
     5,790   Liberty Global Inc., Class C, (2)                                                                           227,547
     5,491   Lodgenet Entertainment Corporation, (2)                                                                     176,041
    38,540   McGraw-Hill Companies, Inc.                                                                               2,623,803
    11,530   Multimedia Games, Inc., (2)                                                                                 147,123
    12,900   Pearson Public Limited Company                                                                              217,236
    65,100   Premiere AG, (2)                                                                                          1,550,728

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA (continued)
    11,920   Regal Entertainment Group, Class A                                                                   $      261,406
     9,520   Shaw Communication Inc.                                                                                     400,221
     7,180   Thomson Corporation                                                                                         294,595
    41,250   Time Warner Inc.                                                                                            867,900
    37,300   Walt Disney Company                                                                                       1,273,422
     7,500   WPP Group PLC                                                                                               560,625
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              10,837,956
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.5%
     6,700   Alumina Limited, Sponsored ADR                                                                              177,885
    73,170   Anglo American PLC, ADR                                                                                   2,146,808
     9,290   BHP Billiton PLC                                                                                            522,098
     3,280   Compass Minerals International, Inc.                                                                        113,685
   169,800   Gabriel Resources, Limited, (2)                                                                             760,334
   204,000   Moto Goldmines, Limited, (2)                                                                                788,998
       600   Orezone Resources Inc., (2)                                                                                   1,005
     7,610   Rio Tinto PLC, Sponsored ADR                                                                              2,329,573
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     6,840,386
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.3%
     8,980   99 Cents Only Stores, (2)                                                                                   117,728
    14,370   Big Lots, Inc., (2)                                                                                         422,765
    34,430   Dollar Tree Stores Inc., (2)                                                                              1,499,427
    33,850   Kohl's Corporation, (2)                                                                                   2,404,366
     5,650   Target Corporation                                                                                          359,340
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    4,803,626
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.0%
     8,060   Veolia Environment S.A.                                                                                     631,985
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 1.6%
     4,350   Bill Barrett Corporation, (2)                                                                               160,211
    32,120   BP Amoco PLC                                                                                              2,317,137
    30,170   Chesapeake Energy Corporation                                                                             1,043,882
    18,130   China Petroleum and Chemical Corporation                                                                  2,024,033
    30,200   Eni S.p.A., Sponsored ADR                                                                                 2,184,970
    15,500   EOG Resources, Inc.                                                                                       1,132,430
    24,980   Equitable Resources Inc.                                                                                  1,238,009
    14,720   Frontier Oil Corporation                                                                                    644,294
    17,030   Norsk Hydro ASA                                                                                             651,738
     7,186   Pioneer Drilling Company, (2)                                                                               107,143
    36,610   Repsol YPF S.A.                                                                                           1,416,807
    27,580   Royal Dutch Shell PLC, Class B, Sponsored                                                                 2,298,793
              ADR
     6,450   St Mary Land and Exploration Company                                                                        236,199
    77,610   Statoil ASA                                                                                               2,406,686
     6,455   Sunoco, Inc.                                                                                                514,334
    12,200   Tesoro Petroleum Corporation                                                                                697,230
    28,700   Total SA, Sponsored ADR                                                                                   2,324,126
    15,282   Valero Energy Corporation                                                                                 1,128,729
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        22,526,751
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.2%
    10,520   Aracruz Celulose S.A.                                                                                       696,845
     5,250   Buckeye Technologies Inc., (2)                                                                               81,218
    13,130   Rayonier Inc.                                                                                               592,688
    65,420   Votorantim Celulose e Papel S.A.                                                                          1,489,613
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             2,860,364
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.7%
    16,520   Abraxis Bioscience Inc., (2)                                                                                367,240
    40,790   AstraZeneca Group                                                                                         2,181,449
     7,990   Biovail Corporation                                                                                         203,106
    12,890   Eli Lilly and Company                                                                                       720,293
     6,720   GlaxoSmithKline PLC, ADR                                                                                    351,926
    32,000   Kissei Pharmaceuticals Company Limited                                                                      563,980
    27,380   Merck & Co. Inc.                                                                                          1,363,524

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (continued)
    38,300   Norvatis AG, ADR                                                                                     $    2,147,481
   108,900   Patheon Inc., (2)                                                                                           430,386
     7,730   Pozen Inc., (2)                                                                                             139,681
    46,560   Sanofi-Aventis, ADR                                                                                       1,874,971
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    10,344,037
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 0.2%
     2,290   Essex Property Trust Inc.                                                                                   266,327
     5,846   LaSalle Hotel Properties                                                                                    253,833
     3,370   Lexington Corporate Properties Trust                                                                         70,096
     5,110   Northstar Realty Finance Corporation                                                                         63,926
    12,531   SL Green Realty Corporation                                                                               1,552,466
    10,211   Tanger Factory Outlet Centers                                                                               382,402
     7,503   Taubman Centers Inc.                                                                                        372,224
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                                2,961,274
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.4%
    30,370   Canadian National Railways Company                                                                        1,546,744
    29,960   Canadian Pacific Railway Limited                                                                          2,061,847
    27,010   Hertz Global Holdings, Inc., (2)                                                                            717,656
    11,680   Landstar System                                                                                             563,560
     3,980   Union Pacific Corporation                                                                                   458,297
--------------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                         5,348,104
             -------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.8%
    86,010   ASM Lithography Holding NV, (2)                                                                           2,360,975
   146,420   Micron Technology, Inc., (2)                                                                              1,834,643
    55,770   National Semiconductor Corporation                                                                        1,576,618
     8,650   Semtech Corporation, (2)                                                                                    149,905
   114,030   STMicroelectronics NV                                                                                     2,188,236
   161,720   Taiwan Semiconductor Manufacturing Company                                                                1,799,948
              Ltd., Sponsored ADR
    21,880   Teradyne Inc., (2)                                                                                          384,650
    19,130   Trident Microsystems Inc., (2)                                                                              351,036
     3,530   Zoran Corporation, (2)                                                                                       70,741
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                         10,716,752
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.5%
     5,960   Ansys Inc., (2)                                                                                             157,940
     8,005   Aspen Technology Inc., (2)                                                                                  112,070
    14,250   Autodesk, Inc., (2)                                                                                         670,890
    10,268   Blackbaud, Inc.                                                                                             226,717
     5,070   Blackboard, Inc., (2)                                                                                       213,548
    15,180   BMC Software, Inc., (2)                                                                                     459,954
    53,990   Business Objects SA, (2)                                                                                  2,096,972
    22,690   Cadence Design Systems, Inc., (2)                                                                           498,272
    20,770   Cognos Inc., (2)                                                                                            823,946
    34,070   Intuit Inc., (2)                                                                                          1,024,826
     7,200   SAP AG, Sponsored ADR                                                                                       367,704
     4,870   SPSS Inc., (2)                                                                                              214,962
    19,110   Synopsys Inc., (2)                                                                                          505,077
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                            7,372,878
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.4%
     3,830   Aeropostale, Inc., (2)                                                                                      159,634
    59,900   American Eagle Outfitters, Inc.                                                                           1,537,034
     4,500   Gymboree Corporation, (2)                                                                                   177,345
     2,620   J Crew Group, Inc., (2)                                                                                     141,716
     9,990   Luxottica Group SpA                                                                                         386,014
     8,750   PetSmart Inc.                                                                                               283,938
    47,730   RadioShack Corporation                                                                                    1,581,772
    38,520   Sony Corporation                                                                                          1,978,772
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    6,246,225
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.1%
     2,970   Deckers Outdoor Corporation, (2)                                                                     $      299,673
    11,828   Guess Inc.                                                                                                  568,217
     6,190   VF Corporation                                                                                              566,880
--------------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                    1,434,770
             -------------------------------------------------------------------------------------------------------------------
             TOBACCO - 0.3%
    10,640   British American Tobacco PLC                                                                                735,650
     7,800   Imperial Tobacco Group                                                                                      719,394
       110   Japan Tobacco, Inc.                                                                                         543,188
    33,860   UST Inc.                                                                                                  1,818,621
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             3,816,853
             -------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     4,994   GATX Corporation                                                                                            245,955
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.0%
    23,480   NTT DoCoMo Inc.                                                                                             370,984
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $294,524,992)                                                                 311,515,243
             ===================================================================================================================
    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 1.6% (1.0% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.3%
    63,700   General Motors Corporation                                5.250%                              B-     $    1,407,770
   119,500   General Motors Corporation                                6.250%                              B-          2,994,670
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         4,402,440
             -------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.3%
    14,500   Affiliated Managers Group Inc.                            5.100%                              BB            848,250
    51,150   Affiliated Managers Group Inc.                            5.100%                              BB          2,992,275
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                     3,840,525
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.1%
    14,750   Sovereign Capital Trust IV                                4.375%                            Baa1            693,250
    20,700   Washington Mutual, Inc., Unit 1 Trust                     5.375%                              A3          1,138,500
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                    1,831,750
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.2%
     2,300   Lucent Technologies Capital Trust I                       7.750%                              B1          2,369,000
--------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.0%
     2,500   Owens-Illinois, Inc.                                      4.750%                              B-            105,625
--------------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.1%
     6,900   Bunge Limited                                             4.875%                              NA            796,088
--------------------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
       250   NRG Energy Inc.                                           4.000%                              B2            533,750
--------------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.1%
       800   Freeport McMoran Copper & Gold, Inc.                      5.500%                              B-          1,460,600
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.3%
     5,550   Chesapeake Energy Corporation                             5.000%                               B            619,519
       550   El Paso Corporation                                       4.990%                               B            803,688
    14,540   Williams Companies Inc.                                   5.500%                               B          2,157,373
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                         3,580,580
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.1%
    20,550   HRPT Properties Trust                                     6.500%                            BBB-            489,501
     9,050   Simon Property Group, Inc., Series I                      6.000%                            BBB+            687,710
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                         1,177,211
             -------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
    12,050   United Rentals Trust I                                    6.500%                              B-            594,969
--------------------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.1%
        19   Fannie Mae                                                5.375%                             AA-     $    1,888,493
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST $20,249,843)                                                22,581,031
             ===================================================================================================================
    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 47.2% (29.7% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 5.9%
   229,904   BNY Capital Trust V, Series F                             5.950%                             Aa3     $    5,338,371
   148,300   Compass Capital Trust III                                 7.350%                              A3          3,710,466
    11,300   CSFB USA, Series 2002-10 (SATURNS)                        7.000%                             AA-            283,404
   668,774   Deutsche Bank Capital Funding Trust II                    6.550%                             Aa3         16,453,512
    34,200   First Union Institutional Capital II (CORTS)              8.200%                              A1            917,244
     6,400   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                              A1            145,216
     4,400   Goldman Sachs Group Inc. (SATURNS)                        5.750%                             AA-             97,416
     4,800   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                              A1            111,360
    42,700   Goldman Sachs Group Inc., Series 2004-4 (SATURNS)         6.000%                              A1            963,312
     7,400   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                              A1            168,424
   527,188   Lehman Brothers Holdings Capital Trust III, Series K      6.375%                              A2         12,441,637
     3,300   Lehman Brothers Holdings Capital Trust IV, Series L        6.375%                             A2             78,771
   153,700   Merrill Lynch Preferred Capital Trust III                 7.000%                              A1          3,844,037
   124,400   Merrill Lynch Preferred Capital Trust IV                  7.120%                              A1          3,118,708
   358,400   Merrill Lynch Preferred Capital Trust V                   7.280%                              A1          9,031,680
   314,334   Morgan Stanley Capital Trust III                          6.250%                              A1          7,518,869
   456,907   Morgan Stanley Capital Trust IV                           6.250%                              A1         10,773,867
   305,429   Morgan Stanley Capital Trust VII                          6.600%                              A2          7,476,902
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    82,473,196
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 8.8%
    33,100   Abbey National PLC, Series C                              7.375%                              A+            831,472
    74,970   ABN AMRO Capital Fund Trust V                             5.900%                              A1          1,736,305
    73,600   ASBC Capital I                                            7.625%                              A3          1,850,304
    43,785   BAC Capital Trust I                                       7.000%                             Aa2          1,097,252
   111,055   BAC Capital Trust II                                      7.000%                             Aa2          2,789,702
   284,700   BAC Capital Trust III                                     7.000%                             Aa2          7,128,888
   317,222   Banco Santander Series 144A                               6.800%                              A+          7,910,724
   190,664   Banco Santander, 144A                                     6.500%                               A          4,677,236
    42,112   Banco Santander                                           6.410%                             Aa3          1,047,747
     9,100   BancorpSouth Capital Trust I                              8.150%                            Baa1            229,866
   231,600   Banesto Holdings, Series A, 144A                         10.500%                              A1          6,846,675
    81,700   Bank One Capital Trust VI                                 7.200%                             Aa3          2,075,997
 4,000,000   BNP Paribas                                               7.195%                             Aa3          4,057,824
       300   Capital One Capital II Corporation                        7.500%                            Baa1              7,669
     8,803   Chittenden Capital Trust I                                8.000%                              A3            220,625
   234,100   Citizens Funding Trust I                                  7.500%                            Baa2          5,947,615
   107,000   Cobank ABC, 144A, (4)                                     7.000%                               A          5,308,805
   338,700   Fleet Capital Trust VIII                                  7.200%                             Aa2          8,525,079
   771,620   HSBC Finance Corporation                                  6.875%                             AA-         19,406,243
    22,360   HSBC Holdings PLC, Series A                               6.200%                              A1            533,286
   137,400   KeyCorp Capital Trust IX                                  6.750%                            Baa1          3,398,246
   539,400   National City Capital Trust II                            6.625%                              A3         13,282,725
    43,550   PNC Capital Trust                                         6.125%                              A2          1,013,844
    24,029   Royal Bank of Scotland Group PLC, Series L                5.750%                              A1            532,723
    91,395   Royal Bank of Scotland Group PLC, Series N                6.350%                              A1          2,211,759
   198,427   USB Capital Trust XI                                      6.600%                              A1          4,905,115
    30,060   VNB Capital Trust I                                       7.750%                              A3            757,211
   141,648   Wachovia Capital Trust IX                                 6.375%                              A1          3,430,545
   182,517   Wachovia Trust IV                                         6.375%                              A1          4,366,263
    80,735   Wells Fargo Capital Trust V                               7.000%                             Aa2          2,030,485
    86,002   Wells Fargo Capital Trust VII                             5.850%                             Aa2          2,011,587
    80,700   Zions Capital Trust B                                     8.000%                            BBB-          2,036,061
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                  122,205,878
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     4,600   IBM Inc., Trust Certificates, Series 2001-2               7.100%                              A+            115,000
--------------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                    COUPON            RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 3.6%
    63,130   BAC Capital Trust XII                                              6.875%                    Aa3     $    1,622,757
    86,500   Citigroup Capital Trust VII                                        7.125%                    Aa2          2,178,070
   241,654   Citigroup Capital Trust VIII                                       6.950%                    Aa2          6,053,433
    32,900   Citigroup Capital XIV                                              6.875%                    Aa2            843,227
    68,255   Citigroup Capital XV                                               6.500%                    Aa3          1,680,779
    57,300   Citigroup Capital XVI                                              6.450%                    Aa2          1,397,547
    18,200   Citigroup Capital XVII                                             6.350%                    Aa2            439,075
    11,000   General Electric Capital Corporation                               6.050%                    AAA            266,063
    33,100   General Electric Capital Corporation                               6.625%                    AAA            826,507
    16,800   ING Group N.V.                                                     6.200%                     A1            399,000
   786,475   ING Group N.V.                                                     7.050%                      A         19,724,793
   569,518   ING Group N.V.                                                     7.200%                     A1         14,323,378
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                     49,754,629
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
    67,000   AT&T Inc.                                                          6.375%                      A          1,660,347
    21,900   BellSouth Capital Funding (CORTS)                                  7.100%                      A            559,545
    18,300   BellSouth Corporation (CORTS)                                      7.000%                      A            431,194
    22,600   Verizon Communications (CORTS)                                     7.375%                      A            569,520
    17,500   Verizon Communications (CORTS)                                     7.625%                      A            440,825
     3,700   Verizon Communications, Series 2004-1 (SATURNS)                    6.125%                     A+             88,171
     1,800   Verizon Global Funding Corporation Trust III, Series III (CORTS)   6.250%                      A             43,938
    13,900   Verizon New England Inc., Series B                                 7.000%                     A3            349,724
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                              4,143,264
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.6%
    22,200   DTE Energy Trust I                                                 7.800%                   Baa3            564,990
    40,670   Entergy Louisiana LLC                                              7.600%                     A-          1,017,563
   135,100   FPL Group Capital Inc.                                             6.600%                     A3          3,361,288
       500   Georgia Power Company                                              5.750%                      A             11,525
     4,900   National Rural Utilities Cooperative Finance Corporation           5.950%                     A3            113,386
     6,600   National Rural Utilities Cooperative Finance Corporation           6.100%                     A3            153,252
     2,800   Southern Company Capital Trust VI                                  7.125%                   BBB+             70,056
   134,400   Virginia Power Capital Trust                                       7.375%                   Baa2          3,394,944
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                  8,687,004
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.1%
    27,100   Dairy Farmers of America Inc., 144A                                7.875%                   BBB-          2,743,875
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 10.7%
   556,210   Ace Ltd., Series C                                                 7.800%                   Baa2         14,177,793
    11,556   Aegon N.V.                                                         6.875%                     A-            291,673
   976,600   Aegon N.V., (4)                                                    6.375%                     A-         23,789,976
     8,867   AMBAC Financial Group Inc.                                         5.950%                     AA            202,788
    25,700   Arch Capital Group Limited, Series B                               7.785%                   Baa3            652,780
   408,100   Arch Capital Group Limited                                         8.000%                   BBB-         10,406,550
    14,700   Berkley WR Corporation, Capital Trust II                           6.750%                   BBB-            366,471
 1,221,100   Delphi Financial Group, Inc.                                       8.000%                   BBB+         31,443,325
 3,000,000   Everest Reinsurance Holdings, Inc.                                 6.600%                   Baa1          2,863,170
   322,955   EverestRe Capital Trust II                                         6.200%                   Baa1          7,379,522
   110,400   EverestRe Group Limited                                            7.850%                   Baa1          2,803,056
    82,200   Financial Security Assurance Holdings                              6.250%                     AA          1,971,978
     3,500   Lincoln National Capital Trust VI                                  6.750%                     A-             87,150
     1,800   Markel Corporation                                                 7.500%                   BBB-             46,647
   809,050   PartnerRe Limited, Series C                                        6.750%                   BBB+         19,902,630
    82,200   PLC Capital Trust III                                              7.500%                   BBB+          2,080,071
    32,900   PLC Capital Trust IV                                               7.250%                   BBB+            822,171
     7,600   PLC Capital Trust V                                                6.125%                   BBB+            175,560
    47,900   Protective Life Corporation                                        7.250%                    BBB          1,216,660
    37,400   Prudential PLC                                                     6.750%                      A            938,740
   376,951   RenaissanceRe Holdings Limited, Series B                           7.300%                    BBB          9,525,552
    75,000   RenaissanceRe Holdings Ltd                                         6.600%                    BBB          1,781,625
    27,300   Safeco Capital Trust I (CORTS)                                     8.750%                   Baa2            792,792
     7,500   Safeco Capital Trust IV (CORTS)                                    8.375%                   Baa2            208,875
    47,400   Safeco Corporation, Series 2001-7 (SATURNS)                        8.250%                   Baa2          1,186,659
    44,900   Safeco Corporation, Series 2002-5 (SATURNS)                        8.250%                   Baa2          1,124,296

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                           COUPON                     RATINGS (3)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
   151,100   XL Capital Ltd, Series A                                  8.000%                            Baa1     $    3,789,588
   341,200   XL Capital Ltd, Series B                                  7.625%                            Baa1          8,547,060
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                         148,575,158
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.9%
   410,172   CBS Corporation                                           6.750%                             BBB          9,997,943
    43,700   CBS Corporation                                           7.250%                             BBB          1,097,307
   580,200   Comcast Corporation                                       7.000%                            BBB+         14,505,000
   605,900   Viacom Inc.                                               6.850%                             BBB         14,844,550
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              40,444,800
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.1%
    55,600   Dominion CNG Capital Trust I                              7.800%                            Baa2          1,407,236
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   477,800   Nexen Inc.                                                7.350%                            Baa3         12,136,120
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 10.9%
    10,500   AvalonBay Communities, Inc., Series H                     8.700%                             BBB            272,790
     3,000   BRE Properties, Series B                                  8.080%                            BBB-             75,345
    15,266   BRE Properties, Series C                                  6.750%                            BBB-            368,674
   658,185   Developers Diversified Realty Corporation, Series G       8.000%                            BBB-         16,645,499
    74,900   Developers Diversified Realty Corporation, Series H       7.375%                            BBB-          1,883,735
    73,000   Duke Realty Corporation, Series L                         6.600%                             BBB          1,767,330
    36,828   Duke-Weeks Realty Corporation                             6.950%                             BBB            929,907
    11,800   Equity Residential Properties Trust, Series D             8.600%                             BBB            294,056
   389,370   Equity Residential Properties Trust, Series N             6.480%                             BBB          9,142,408
   267,400   First Industrial Realty Trust, Inc., Series J             7.250%                            BBB-          6,749,176
   232,400   HRPT Properties Trust, Series B                           8.750%                            BBB-          5,895,988
   652,100   HRPT Properties Trust, Series C                           7.125%                            BBB-         16,419,878
   456,287   Kimco Realty Corporation, Series F                        6.650%                            BBB+         11,183,594
    32,982   Prologis Trust, Series C                                  8.540%                             BBB          2,003,657
    12,500   Prologis Trust, Series G                                  6.750%                             BBB            308,500
     2,000   PS Business Parks, Inc., Series K                         7.950%                            BBB-             52,700
    51,900   Public Storage, Inc., Series E                            6.750%                            BBB+          1,265,841
    15,000   Public Storage, Inc., Series F                            6.450%                            BBB+            348,750
     8,259   Public Storage, Inc., Series H                            6.950%                            BBB+            205,979
   149,400   Public Storage, Inc., Series I                            7.250%                            BBB+          3,817,170
     1,700   Public Storage, Inc., Series K                            7.250%                            BBB+             43,722
   223,941   Public Storage, Inc., Series M                            6.625%                            BBB+          5,354,989
    32,300   Public Storage, Inc., Series V                            7.500%                            BBB+            812,991
   228,400   Public Storage, Inc.                                      6.750%                            BBB+          5,598,655
   319,900   Realty Income Corporation, Series E                       6.750%                            BBB-          7,997,500
     9,100   Regency Centers Corporation                               7.250%                            BBB-            227,955
   216,495   Regency Centers Corporation                               7.450%                            BBB-          5,440,519
     7,000   Simon Property Group, Inc., Series G                      7.890%                             BBB            350,140
     1,000   Vornado Realty Trust, Series F                            6.750%                            BBB-             24,570
    16,800   Vornado Realty Trust, Series G                            6.625%                            BBB-            397,824
     3,400   Vornado Realty Trust, Series H                            6.750%                            BBB-             82,552
    54,200   Vornado Realty Trust, Series I                            6.625%                            BBB-          1,289,960
 1,112,945   Wachovia Preferred Funding Corporation                    7.250%                              A2         29,615,466
   628,830   Weingarten Realty Trust, Preferred                        6.750%                              A-         15,657,867
              Securities
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                              152,525,687
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 2.3%
    99,500   Countrywide Capital Trust III (PPLUS)                     8.050%                            BBB+          2,573,568
 1,107,335   Countrywide Capital Trust IV                              6.750%                            BBB+         25,889,492
   121,978   Countrywide Capital Trust V                               7.000%                            BBB+          3,015,150
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                         31,478,210
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    33,900   United States Cellular Corporation                        8.750%                              A-            865,806
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED                                                                    657,555,863
              SECURITIES (COST $673,324,176)
             ===================================================================================================================

                                                                           WEIGHTED
   PRINCIPAL                                                                AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                               COUPON   MATURITY (6)    RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 7.5% (4.7% OF TOTAL INVESTMENTS) (5)
               AIRLINES - 0.1%
 $      997    American Airlines, Term Loan, WI/DD                              TBD          TBD              BB-    $      998,223
-----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.1%
      1,500    Federal Mogul Corporation, Term Loan A                        7.070%     12/31/07              N/R         1,503,938
-----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.4%
      3,000    Nortek, Inc., Term Loan B                                     7.610%      8/27/11              Ba2         2,997,750
        999    Stile Acquisition Corporation, Term Loan B, WI/DD                TBD          TBD               BB           971,665
      1,001    Stile Acquisition Corporation, Term Loan B, WI/DD                TBD          TBD               BB           973,368
        993    TFS Acquisition, Term Loan                                    8.860%      8/11/13               B+           999,944
-----------------------------------------------------------------------------------------------------------------------------------
      5,993    Total Building Products                                                                                    5,942,727
-----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.2%
      2,549    Aramark Corporation, Term Loan, DD1                              TBD          TBD              BB-         2,553,866
        199    Aramark, Letter of Credit, DD1                                   TBD          TBD              BB-           199,639
-----------------------------------------------------------------------------------------------------------------------------------
      2,748    Total Commercial Services & Supplies                                                                       2,753,505
-----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.1%
      1,514    Intelsat, Ltd., Term Loan B                                   7.349%      7/03/13              BB+         1,519,570
-----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.1%
        343    Bluegrass Container Company, LLC, 1st Lien Term Loan          7.570%      6/30/13               BB           344,316
      1,146    Bluegrass Container Company, LLC, Term Loan B                 7.570%      6/30/13               BB         1,150,741
-----------------------------------------------------------------------------------------------------------------------------------
      1,489    Total Containers & Packaging                                                                               1,495,057
-----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
      2,000    Cequel Communications LLC., Term Loan B                       7.351%     11/05/13               B+         1,992,955
-----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.3%
      3,491    Calpine Corporation, DD1                                         TBD          TBD                B         3,499,615
-----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.3%
      1,500    Kinder Morgan, Inc., Term Loan                                6.820%      5/30/14              Ba2         1,500,670
      2,000    Petroleum Geo-Services, Term Loan, WI/DD                         TBD          TBD              Ba2         2,000,000
-----------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Energy Equipment & Services                                                                          3,500,670
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.5%
      5,000    Community Health Systems, Inc., Term Loan, WI/DD                 TBD          TBD              Ba3         5,011,720
        500    Concentra, Inc., Term Loan, WI/DD                                TBD          TBD              Ba2           502,031
      4,975    HCA, Inc., Term Loan                                          7.610%     11/17/13               BB         5,002,693
        998    Health Management Associates, Term Loan                       7.110%      2/28/14              Ba2           999,626
        127    IASIS Healthcare Corporation, WI/DD                              TBD          TBD              Ba2           127,424
        477    IASIS Healthcare Corporation, WI/DD                              TBD          TBD              Ba2           477,842
      1,393    IASIS Healthcare LLC, Term Loan B, WI/DD                         TBD          TBD              Ba2         1,395,127
        808    LifePoint Hospitals Holdings, Inc., Term Loan B               6.985%      4/15/14               BB           806,391
      2,862    Select Medical Corporation, Term Loan, WI/DD                     TBD          TBD              Ba2         2,853,414
        323    Sun Healthcare Group, Inc., Term Loan, WI/DD                     TBD          TBD              Ba2           323,874
        408    Sun Healthcare Group, Inc., Term Loan, WI/DD                     TBD          TBD              Ba2           409,468
      1,800    Sun Healthcare Group, Inc., Term Loan, WI/DD                     TBD          TBD              Ba2         1,805,745
        998    Vanguard Health Holding Company, LLC,                            TBD          TBD              Ba3         1,002,697
                Replacement Term Loan, WI/DD
-----------------------------------------------------------------------------------------------------------------------------------
     20,669    Total Health Care Providers & Services                                                                    20,718,052
-----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.5%
        990    Cedar Fair LP, Term Loan                                      7.320%      8/30/12               BB           995,259
        134    Travelport, Term Loan                                         7.860%      8/23/13              BB-           134,908
      1,262    Travelport, Term Loan                                         7.820%      8/23/13              BB-         1,269,145
      1,000    Venetian Casino Resort, LLC, Delayed Draw, Term Loan (7) (8)     TBD          TBD               BB              (893)
      4,000    Venetian Casino Resort, LLC, Term Loan, DD1                      TBD          TBD               BB         3,996,428
-----------------------------------------------------------------------------------------------------------------------------------
      7,386    Total Hotels, Restaurants & Leisure                                                                        6,394,847
-----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.2%
      2,923    Dealer Computer Service, Term Loan                            7.360%     10/26/12               BB         2,940,627
-----------------------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

                                                                       WEIGHTED
   PRINCIPAL                                                            AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                           COUPON      MATURITY (6)     RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.1%
 $    1,990    Oshkosh Truck Corporation, Term Loan                      7.110%         12/06/13             BBB-    $    1,998,700
-----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 1.9%
      2,000    Blockbuster, Inc., Term Loan B, WI/DD                        TBD              TBD               B+         1,998,875
      1,075    Charter Communications Operating, LLC, Term Loan          7.320%          3/06/14               B+         1,066,938
      3,000    Charter Communications Operating, LLC, Term Loan          7.360%          9/06/14               B1         2,977,500
      1,500    Citadel Broadcasting Company, Term Loan                   6.945%          6/12/14              BB-         1,490,625
      4,000    Discovery Communications, Term Loan                       7.360%          5/14/14              N/R         4,021,876
      2,982    Neilsen Finance LLC, Term Loan B, DD1                        TBD              TBD              Ba3         3,003,924
        956    Philadelphia Newspapers, Term Loan                        8.100%          6/29/13              N/R           960,526
      1,000    Tribune Company, Term Loan                                7.875%          5/17/09              BB+         1,001,771
      5,000    Tribune Company, Term Loan                                8.375%          5/17/14              BB+         4,893,750
        362    Univision Communications, Inc., Delayed                   1.000%          9/29/14              Ba3            (4,478)
                Draw, Term Loan (7) (8)
      5,638    Univision Communications, Term Loan                       7.605%          9/15/14              Ba3         5,567,926
-----------------------------------------------------------------------------------------------------------------------------------
     27,513    Total Media                                                                                               26,979,233
-----------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.3%
      1,084    NRG Energy Inc., Term Loan                                7.010%          2/01/13              Ba1         1,080,517
        800    NRG Energy Inc., Delayed Draw, Term Loan (7)(8)           7.110%          2/01/13              Ba1            (5,000)
      2,610    NRG Energy Inc., Term Loan                                7.110%          2/01/13              Ba1         2,602,718
-----------------------------------------------------------------------------------------------------------------------------------
      4,494    Total Multi-Utilities                                                                                      3,678,235
-----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.1%
        990    Georgia-Pacific Corporation, Term Loan B                  7.110%         12/20/10              BB+           993,334
      1,446    Ply Gem Industries Inc., Term Loan                        8.110%          8/15/11              BB-         1,442,351
         54    Ply Gem Industries Inc., Term Loan                        8.110%          8/15/11               B+            53,763
-----------------------------------------------------------------------------------------------------------------------------------
      2,490    Total Paper & Forest Products                                                                              2,489,448
-----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
      1,000    LNR Property Corporation, Term Loan B                     8.110%          7/12/11               B+         1,002,143
-----------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.4%
      5,000    Swift Transportation, Term Loan                           8.375%          5/10/14              BB-         4,947,320
-----------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
      1,016    Advanced Micro Devices, Term Loan B                       7.360%         12/31/13              Ba2         1,015,556
-----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.1%
      1,318    Intergraph Corporation, Term Loan                         7.610%          5/29/13               B+         1,325,091
-----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.5%
      2,500    Burlington Coat Factory Warehouse                         7.610%          5/28/11               B2         2,475,348
                Corporation, Term Loan
      3,477    Michaels Stores Inc., Term Loan, DD1                         TBD              TBD                B         3,448,361
      1,500    Toys "R" Us, Inc., Term Loan                              8.320%          7/19/12               B3         1,508,555
-----------------------------------------------------------------------------------------------------------------------------------
      7,477    Total Specialty Retail                                                                                     7,432,264
-----------------------------------------------------------------------------------------------------------------------------------
 $  106,508    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS                                                                104,127,776
                (COST $104,322,394)
===================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON          MATURITY     RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 15.5% (9.7% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.3%
 $      500    Alliant Techsystems Inc., 144A                            2.750%          9/15/11               B+    $      580,625
        500    Armor Holdings Inc.                                       2.000%         11/01/24               B+           895,000
        450    DRS Technologies, Inc., 144A                              2.000%          2/01/26               B+           495,000
        800    L-3 Communications Corporation                            3.000%          8/01/35              BB+           906,000
        750    Lockheed Martin Corporation                               5.110%          8/15/33               A-         1,011,300
-----------------------------------------------------------------------------------------------------------------------------------
      3,000    Total Aerospace & Defense                                                                                  3,887,925
-----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.0%
        400    Arvinmeritor, Inc.                                        4.625%          3/01/26               B+           505,500
-----------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 1.2%
      6,650    Amgen Inc., 144A, DD1                                     0.125%          2/01/11               A+         6,051,500
        500    Amgen Inc., 144A                                          0.375%          2/01/13               A+           446,250

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY (continued)
 $    1,000    Amgen Inc.                                                0.375%         2/01/13              A+     $      892,500
        750    Cephalon, Inc., Series B                                  2.000%         6/01/15              B-          1,377,188
      1,000    Genzyme Corporation                                       1.250%        12/01/23             BBB          1,055,000
      2,600    Medimmune Inc.                                            1.375%         7/15/11             BBB          4,647,500
      1,250    Medimmune, Inc.                                           1.625%         7/15/13             BBB          2,281,250
----------------------------------------------------------------------------------------------------------------------------------
     13,750    Total Biotechnology                                                                                      16,751,188
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.0%
        250    BlackRock Inc.                                            2.625%         2/15/35              A+            396,563
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.2%
      2,750    U.S. Bancorp                                              3.607%         8/06/37              AA          2,732,125
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.0%
        450    Getty Images, Inc.                                        0.500%         6/09/23             Ba2            453,375
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.9%
      2,000    Ciena Corporation                                         3.750%         2/01/08               B          1,987,500
        400    Juniper Networks Inc.                                     0.000%         6/15/08              BB            518,000
      6,880    Lucent Technologies Inc., Series B                        2.750%         6/15/25             Ba2          7,740,000
      1,515    Lucent Technologies Inc.                                  2.750%         6/15/23             Ba2          1,600,219
      1,250    Nortel Networks Corp.                                     4.250%         9/01/08              B-          1,239,063
----------------------------------------------------------------------------------------------------------------------------------
     12,045    Total Communications Equipment                                                                           13,084,782
----------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.3%
      1,350    EMC Corporation 144A                                      1.750%        12/01/11            BBB+          1,711,125
      1,250    EMC Corporation 144A                                      1.750%        12/01/13            BBB+          1,598,438
        350    Maxtor Corporation                                        2.375%         8/15/12             BB+            483,875
        850    Sandisk Corporation                                       1.000%         5/15/13             BB-            751,188
----------------------------------------------------------------------------------------------------------------------------------
      3,800    Total Computers & Peripherals                                                                             4,544,626
----------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.3%
      2,530    Quanta Services Inc., Series 144A                         3.750%         4/30/26             N/R          3,823,463
----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.1%
        750    SLM Corporation                                           5.305%         7/25/35              A2            753,000
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.0%
        550    Sealed Air Corporation, 144A                              3.000%         6/30/33             BBB            559,625
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 0.2%
        300    Leucadia National Corporation                             3.750%         4/15/14              B+            501,375
      1,750    Merrill Lynch & Co. Inc.                                  0.000%         3/13/32             Aa3          2,155,825
----------------------------------------------------------------------------------------------------------------------------------
      2,050    Total Diversified Financial Services                                                                      2,657,200
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
      1,650    Qwest Communications International Inc.                   3.500%        11/15/25              B+          2,899,875
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
      1,125    Centerpoint Energy Inc.                                   3.750%         5/15/23            BBB-          1,753,594
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.0%
        350    General Cable Corporation                                 0.875%        11/15/13              B+            563,063
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
        650    Anixter International Inc.                                0.000%         7/07/33             BB-            740,188
        300    Fisher Scientific International, Inc.                     2.500%        10/01/23            BBB+            669,375
        500    SESI LLC, 144A                                            1.500%        12/15/26             BB-            540,625
        800    Solectron Corporation, Series B                           0.500%         2/15/34             BB-            767,000
        800    Tech Data Corporation,                                    2.750%        12/15/26            BBB-            782,000
        500    Vishay Intertechnology Inc.                               3.625%         8/01/23              B+            511,250
----------------------------------------------------------------------------------------------------------------------------------
      3,550    Total Electronic Equipment & Instruments                                                                  4,010,438
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 1.2%
        350    Cooper Cameron Corporation                                1.500%         5/15/24            BBB+            731,938
        850    Halliburton Company                                       3.125%         7/15/23              A2          1,577,813

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES (continued)
 $    1,100    Nabors Industries Inc. Series 144A                        0.940%         5/15/11              A-     $    1,078,000
      4,775    Nabors Industries Inc. Series 144A                        0.940%         5/15/11              A-          4,679,500
      4,850    Nabors Industries Inc., DD1                               0.000%         6/15/23             N/R          5,219,813
        500    Pride International Inc.                                  3.250%         5/01/33             Ba2            749,375
      1,200    Schlumberger Limited                                      2.125%         6/01/23              A+          2,562,000
        450    Transocean Inc.                                           1.500%         5/15/21              A-            667,125
----------------------------------------------------------------------------------------------------------------------------------
     14,075    Total Energy Equipment & Services                                                                        17,265,564
----------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.1%
        900    Archer Daniels Midland Company, 144A                      0.875%         2/15/14               A            859,500
      1,000    General Mills, Inc.                                       5.332%         4/11/37            BBB+          1,000,000
----------------------------------------------------------------------------------------------------------------------------------
      1,900    Total Food Products                                                                                       1,859,500
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
        500    Advanced Medical Optics                                   3.250%         8/01/26             N/R            450,625
        550    Beckman Coulter Inc., 144A                                2.500%        12/15/36             BBB            585,750
        250    Medtronic, Inc.                                           1.500%         4/15/11             AA-            266,250
     12,725    Medtronic, Inc.                                           1.500%         4/15/11             AA-         13,552,125
      1,200    Medtronic, Inc.                                           1.625%         4/15/13             AA-          1,266,000
        950    Saint Jude Medical, Inc., 144A                            1.220%        12/15/08            BBB+            942,875
----------------------------------------------------------------------------------------------------------------------------------
     16,175    Total Health Care Equipment & Supplies                                                                   17,063,625
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.3%
        600    Health Management Associates Inc.                         1.500%         8/01/23            Baa3            644,250
        500    LifePoint Hospitals Inc.                                  3.250%         8/15/25               B            467,500
        600    Manor Care, Inc.                                          2.125%         8/01/35            BBB-            903,750
      1,800    Omnicare, Inc.                                            3.250%        12/15/35             BB-          1,514,250
----------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Health Care Providers & Services                                                                    3,529,750
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.8%
      2,750    Caesars Entertainment Inc.                                5.350%         4/15/24            Baa3          3,678,675
        850    Carnival Corporation                                      2.000%         4/15/21              A-          1,077,375
      6,215    Carnival Corporation                                      1.132%         4/29/33              A-          4,288,350
        500    Hilton Hotels Corporation                                 3.375%         4/15/23             BB+            755,625
      1,150    International Game Technology, 144A                       2.600%        12/15/36             BBB          1,125,563
----------------------------------------------------------------------------------------------------------------------------------
     11,465    Total Hotels, Restaurants & Leisure                                                                      10,925,588
----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 0.1%
      2,500    3M Company                                                0.000%        11/21/32             Aa1          2,265,625
----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.6%
      5,655    American Financial Group Inc.                             1.486%         6/02/33             BBB          3,385,931
        300    Aon Corporation                                           3.500%        11/15/12            BBB+            597,375
        700    Conseco, Inc.                                             3.500%         9/30/35             BB-            714,875
      3,900    Prudential Financial, Inc.                                2.960%        12/12/36              A+          4,039,620
----------------------------------------------------------------------------------------------------------------------------------
     10,555    Total Insurance                                                                                           8,737,801
----------------------------------------------------------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL - 0.0%
        254    Amazon.com Inc.                                           4.750%         2/01/09             Ba3            260,033
----------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.1%
        600    Yahoo! Inc.                                               0.000%         4/01/08            BBB-            813,000
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
        750    Electronic Data Systems Corporation                       3.875%         7/15/23            BBB-            763,125
----------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.1%
        500    Eastman Kodak Company                                     3.375%        10/15/33              B1            527,500
        300    Hasbro Inc.                                               2.750%        12/01/21            BBB-            438,750
----------------------------------------------------------------------------------------------------------------------------------
        800    Total Leisure Equipment & Products                                                                          966,250
----------------------------------------------------------------------------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES - 0.1%
        350    Apogent Technologies, Inc.                                4.110%        12/15/33            BBB+            646,590
        450    Millipore Corporation                                     3.750%         6/01/26             N/R            484,313
----------------------------------------------------------------------------------------------------------------------------------
        800    Total Life Sciences Tools & Services                                                                      1,130,903
----------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.5%
 $      250    Danaher Corporation                                       0.000%         1/22/21              A+     $      277,188
        250    Kaydon Corporation                                        4.000%         5/23/23             BB-            452,500
      5,000    Trinity Industries Inc.                                   3.875%         6/01/36             BB-          5,631,250
----------------------------------------------------------------------------------------------------------------------------------
      5,500    Total Machinery                                                                                           6,360,938
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 1.5%
        500    Interpublic Group, Inc.                                   4.250%         3/15/23             Ba3            588,125
        750    Liberty Media Corporation, Senior Debentures              3.750%         2/15/30             BB+            469,688
                Exchangeable for Motorola Common Stock
      3,460    Liberty Media Corporation, Senior Debentures              3.500%         1/15/31             BB+          2,867,060
                Exchangeable for Motorola Common Stock
        750    Liberty Media Corporation, Senior                         4.000%        11/15/29             BB+            508,125
                Debentures, Exchangeable for PCS Common Stock, Series 1
      8,340    Liberty Media Corporation                                 0.750%         3/30/23             BB+         10,237,350
      1,650    Omnicom Group, Inc.                                       0.000%         2/07/31              A-          1,722,188
      3,675    Omnicom Group Inc.                                        0.000%         7/01/38              A-          4,001,156
        950    Walt Disney Company                                       2.125%         4/15/23              A2          1,142,375
----------------------------------------------------------------------------------------------------------------------------------
     20,075    Total Media                                                                                              21,536,067
----------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.1%
      1,511    Coeur d'Alene Mines Corporation                           1.250%         1/15/24              B-          1,350,456
----------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.3%
      3,025    Dominion Resources Inc., Series C                         2.125%        12/15/23             BBB          3,550,594
----------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.6%
      1,350    Chesapeake Energy Corporation, 144A                       2.750%        11/15/35              BB          1,469,813
        550    Devon Energy Corporation                                  4.900%         8/15/08             BBB            867,625
      5,250    Peabody Energy Corp., DD1                                 4.750%        12/15/66             Ba3          5,571,563
----------------------------------------------------------------------------------------------------------------------------------
      7,150    Total Oil, Gas & Consumable Fuels                                                                         7,909,001
----------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.9%
      3,545    Allergan Inc., 144A                                       1.500%         4/01/26               A          3,766,563
      3,650    Allergan Inc.                                             1.500%         4/01/26               A          3,878,125
        750    Bristol-Myers Squibb Company                              4.860%         9/15/23              A+            763,125
        500    Myland Labs, Inc.                                         1.250%         3/15/12             BB+            485,000
        650    Teva Pharmaceutical Finance, Series A                     0.500%         2/01/24             BBB            749,125
        650    Teva Pharmaceutical Finance, Series B                     0.250%         2/01/24             BBB            794,625
        600    Watson Pharmaceuticals Inc.                               1.750%         3/15/23             BB+            584,250
      1,200    Wyeth                                                     4.883%         1/15/24              A+          1,363,440
----------------------------------------------------------------------------------------------------------------------------------
     11,545    Total Pharmaceuticals                                                                                    12,384,253
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 1.2%
        550    Archstone-Smith Trust                                     4.000%         7/15/36            BBB+            578,875
      7,825    Boston Properties Limited Partnership, 144A               2.875%         2/15/37            BBB+          7,345,719
        600    Boston Properties Limited Partnership                     3.750%         5/15/36            BBB+            662,250
        450    Brandywine Operating Partnership                          3.875%        10/15/26            BBB-            430,313
        550    BRE Properties Inc.                                       4.125%         8/15/26             BBB            571,313
        750    Developers Diversified Realty Corporation                 3.000%         3/15/12             BBB            693,750
        500    Duke Realty Corporation, Series D                         3.750%        12/01/11            BBB+            477,500
        600    Health Care REIT, Inc.                                    4.750%        12/01/26            Baa2            609,000
        800    Hospitality Properties Trust                              3.800%         3/15/27             BBB            776,000
        500    Host Hotels & Resorts Inc, 144A                           2.625%         4/15/27              BB            460,000
        400    Host Marriott LP, 144A                                    3.250%         4/15/24             Ba1            570,500
      1,000    Prologis, 144A                                            2.250%         4/01/37            BBB+            947,500
        650    Vornado Realty Trust                                      2.850%         4/01/27             BBB            606,125
        700    Vornado Realty                                            3.875%         4/15/25             BBB            901,250
        650    Weingarten Realty Investment Trust                        3.950%         8/01/26              A-            657,313
----------------------------------------------------------------------------------------------------------------------------------
     16,525    Total Real Estate                                                                                        16,287,408
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
        400    Forest City Enterprises, Inc.                             3.625%        10/15/11             BB-            439,280
      2,675    Tanger Properties Limited Partnership                     3.750%         8/15/26            BBB-          2,999,344
----------------------------------------------------------------------------------------------------------------------------------
      3,075    Total Real Estate Management & Development                                                                3,438,624
----------------------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.2%
 $    1,175    CSX Corporation                                           0.000%        10/30/21            BBB-     $    1,884,406
        500    Yellow Roadway Corporation                                5.000%         8/08/23            BBB-            611,875
----------------------------------------------------------------------------------------------------------------------------------
      1,675    Total Road & Rail                                                                                         2,496,281
----------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.5%
      1,550    Advanced Micro Devices, Inc.                              6.000%         5/01/15              B-          1,499,625
        600    Cypress Semiconductor Corporation 144A                    1.000%         9/15/09              B-            666,000
      1,400    Intel Corporation                                         2.950%        12/15/35              A-          1,342,250
      1,957    International Rectifier Corporation                       4.250%         7/15/07              B+          1,961,893
        950    Xilinx Inc. 144A                                          3.125%         3/15/37              BB            961,875
----------------------------------------------------------------------------------------------------------------------------------
      6,457    Total Semiconductors & Equipment                                                                          6,431,643
----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.3%
      2,522    Amdocs Limited                                            0.500%         3/15/24            BBB-          2,616,575
        500    Computer Associates International Inc. Series 144A        1.625%        12/15/09             Ba1            669,375
        500    Red Hat Inc.                                              0.500%         1/15/24              B+            523,125
----------------------------------------------------------------------------------------------------------------------------------
      3,522    Total Software                                                                                            3,809,075
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.1%
        500    TJX Companies, Inc.                                       0.000%         2/13/21              A-            460,625
      1,250    United Auto Group, Inc.                                   3.500%         4/01/26               B          1,354,688
----------------------------------------------------------------------------------------------------------------------------------
      1,750    Total Specialty Retail                                                                                    1,815,313
----------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.2%
      1,260    GATX Corporation                                          5.000%         8/15/23            BBB+          2,508,975
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
        400    American Tower Corporation                                3.000%         8/15/12             BB+            844,500
----------------------------------------------------------------------------------------------------------------------------------
 $  195,844    TOTAL CONVERTIBLE BONDS (COST $204,698,243)                                                             215,680,234
==================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON        MATURITY     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 9.4% (5.9% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.3%
 $    1,000    Hexcel Corporation, Term Loan                             6.750%         2/01/15              B+     $      975,000
      2,500    K&F Acquisition Inc.                                      7.750%        11/15/14              B-          2,662,500
----------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Aerospace & Defense                                                                                 3,637,500
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.0%
        500    Keystone Automotive Operations Inc.                       9.750%        11/01/13            CCC+            437,500
----------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.2%
      1,000    Nell AF Sarl                                              8.375%         8/15/15               B            962,500
      1,500    Rockwood Specialties Group Inc., Series WI                7.500%        11/15/14              B-          1,515,000
----------------------------------------------------------------------------------------------------------------------------------
      2,500    Total Chemicals                                                                                           2,477,500
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.0%
        600    Williams Scotsman Inc.                                    8.500%        10/01/15              B+            622,500
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.3%
      2,000    Owens-Brockway Glass Containers, Guaranteed               8.250%         5/15/13              BB          2,080,000
                Senior Note
      2,000    Owens-Illinois Inc.                                       7.800%         5/15/18               B          2,030,000
----------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Containers & Packaging                                                                              4,110,000
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
      2,000    Intelsat Subsidiary Holding Company Limited               8.500%         1/15/13              B+          2,040,000
      1,500    Telcorida Technologies, Inc.                              9.110%         7/15/12               B          1,485,000
----------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Diversified Telecommunication Services                                                              3,525,000
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
        500    Mirant North America LLC                                  7.375%        12/31/13              B2            513,750
      1,000    Sierra Pacific Resources, Series 2006                     6.750%         8/15/17              B1            988,060
----------------------------------------------------------------------------------------------------------------------------------
      1,500    Total Electric Utilities                                                                                  1,501,810
----------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
 $    1,200    Hanover Compressor Company                                7.500%         4/15/13               B     $    1,212,000
      1,500    Pride International Inc.                                  7.375%         7/15/14             Ba2          1,511,250
----------------------------------------------------------------------------------------------------------------------------------
      2,700    Total Energy Equipment & Services                                                                         2,723,250
----------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.1%
      2,000    Stater Brothers Holdings Inc.                             8.125%         6/15/12              B+          2,025,000
----------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.2%
      2,243    Dole Foods Company                                        7.875%         7/15/13              B-          2,198,140
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.5%
      3,000    Community Health Systems, Inc.                            8.875%         7/15/15              B3          3,056,250
        700    HCA The Health Care Corporation Inc., 144A                9.125%        11/15/14             BB-            737,625
        700    HCA The Health Care Corporation Inc., 144A                9.250%        11/15/16             BB-            747,250
      2,500    US Oncology Inc.                                         10.750%         8/15/14              B2          2,687,500
----------------------------------------------------------------------------------------------------------------------------------
      6,900    Total Health Care Providers & Services                                                                    7,228,625
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.4%
      2,000    Boyd Gaming Corporation                                   7.750%        12/15/12             Ba3          2,060,000
      1,500    Herbst Gaming Inc.                                        7.000%        11/15/14              B-          1,413,750
      1,400    Jacobs Entertainment Inc.                                 9.750%         6/15/14              B-          1,461,250
      2,000    Landry's Restaurants Inc., Series B                       7.500%        12/15/14              B-          1,950,000
      1,600    Park Place Entertainment                                  8.125%         5/15/11             Ba1          1,678,000
      2,500    Park Place Entertainment                                  7.000%         4/15/13            Baa3          2,621,860
      2,000    Pinnacle Entertainment Inc.                               8.250%         3/15/12              B-          2,070,000
        750    Pinnacle Entertainment Inc.                               8.750%        10/01/13              B-            787,500
      1,750    Seminole Hard Rock Entertainment, Inc.                    7.860%         3/15/14              BB          1,771,875
      4,000    Universal City Development Partners                      11.750%         4/01/10              B1          4,250,000
----------------------------------------------------------------------------------------------------------------------------------
     19,500    Total Hotels, Restaurants & Leisure                                                                      20,064,235
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.1%
      1,650    Central Garden & Pet Company                              9.125%         2/01/13               B          1,707,750
----------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        400    NRG Energy Inc.                                           7.250%         2/01/14              B1            402,000
        400    NRG Energy Inc.                                           7.375%         2/01/16              B1            402,000
----------------------------------------------------------------------------------------------------------------------------------
        800    Total Independent Power Producers & Energy                                                                  804,000
                Traders
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.5%
      1,625    Global Cash Access LLC                                    8.750%         3/15/12              B-          1,694,063
      4,750    SunGard Data Systems Inc.                                 9.125%         8/15/13              B-          4,886,563
----------------------------------------------------------------------------------------------------------------------------------
      6,375    Total IT Services                                                                                         6,580,626
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.1%
      2,000    Greenbrier Companies, Inc.                                8.375%         5/15/15              B+          2,025,000
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.2%
      4,000    Allbritton Communications Company, Series B               7.750%        12/15/12              B1          4,040,000
        880    American Media Operations Inc., Series B                 10.250%         5/01/09            Caa2            838,200
      1,000    Cablevision Systems Corporation, Series B                 8.125%         8/15/09              B+          1,022,500
      5,000    Cablevision Systems Corporation                           7.250%         7/15/08              B+          5,050,000
      2,000    Charter Communications Operating LLC, 144A                8.000%         4/30/12              B+          2,035,000
      1,975    MediaNews Group Inc.                                      6.375%         4/01/14               B          1,654,063
      1,950    Panamsat Corporation                                      9.000%         8/15/14              B2          2,042,625
      5,000    Primedia Inc., Senior Notes                               8.875%         5/15/11               B          5,162,500
      4,550    Vertis Inc.                                               9.750%         4/01/09              B1          4,641,000
      4,000    Young Broadcasting Inc., Senior Subordinated             10.000%         3/01/11            Caa1          4,000,000
                Note
----------------------------------------------------------------------------------------------------------------------------------
     30,355    Total Media                                                                                              30,485,888
----------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.2%
      2,000    Chaparral Steel Company                                  10.000%         7/15/13              B+          2,192,500
----------------------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.2%
 $    1,400    Bon-Ton Department Stores Inc.                           10.250%         3/15/14              B-     $    1,424,500
      1,600    Dynegy Holdings Inc.                                      8.375%         5/01/16              B2          1,572,000
----------------------------------------------------------------------------------------------------------------------------------
      3,000    Total Multi-Utilities                                                                                     2,996,500
----------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.7%
      2,400    Baytex Energy Ltd                                         9.625%         7/15/10              B-          2,496,000
        400    Chaparral Energy Inc.                                     8.500%        12/01/15            CCC+            393,000
      2,345    Chesapeake Energy Corporation                             7.750%         1/15/15              BB          2,397,763
      1,000    Hilcorp Energy I LP/Hilcorp Finance Company,              7.750%        11/01/15               B            975,000
                Series 144A
      2,000    SemGroup LP, 144A                                         8.750%        11/15/15              B1          2,020,000
      1,000    Whiting Petroleum Corporation                             7.000%         2/01/14              B1            945,000
----------------------------------------------------------------------------------------------------------------------------------
      9,145    Total Oil, Gas & Consumable Fuels                                                                         9,226,763
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.5%
      2,000    Georgia Pacific Corporation, Debentures                   7.700%         6/15/15               B          1,990,000
      5,000    Georgia Pacific Corporation, Notes                        8.125%         5/15/11               B          5,131,250
----------------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                             7,121,250
----------------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
      1,500    Prestige Brands Inc.                                      9.250%         4/15/12              B-          1,545,000
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.3%
      3,000    Felcor Lodging Trust Inc., 144A                           7.260%        12/01/11             Ba3          3,015,000
      1,000    Trustreet Properties, Inc.                                7.500%         4/01/15             AAA          1,076,806
        500    Ventas Realty LP, Series WI                               7.125%         6/01/15             BB+            506,250
----------------------------------------------------------------------------------------------------------------------------------
      4,500    Total Real Estate                                                                                         4,598,056
----------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.3%
      1,600    Avago Technologies Finance Pte Limited                   10.375%        12/01/13               B          1,712,000
      2,000    NXP BV                                                    8.106%        10/15/13             Ba2          2,012,500
----------------------------------------------------------------------------------------------------------------------------------
      3,600    Total Semiconductors & Equipment                                                                          3,724,500
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.2%
      3,000    Warnaco Inc., Senior Notes                                8.875%         6/15/13             BB-          3,180,000
----------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      3,000    Jostens IH Corporation                                    7.625%        10/01/12              B1          3,000,000
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      1,500    IPCS, Inc.                                                7.480%         5/01/13              B1          1,509,375
----------------------------------------------------------------------------------------------------------------------------------
 $  128,868    TOTAL CORPORATE BONDS (COST $131,610,781)                                                               131,248,268
==================================================================================================================================
   PRINCIPAL
AMOUNT (000)/
      SHARES    DESCRIPTION (1)                                          COUPON        MATURITY     RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 27.1% (17.0% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 3.8%
      1,250     C.A. Preferred Fund Trust II                              7.000%        10/30/49              A1     $    1,242,399
     27,500     C.A. Preferred Funding Trust                              7.000%         1/30/49              A1         27,299,938
     10,700     Dresdner Funding Trust I, 144A                            8.151%         6/30/31              A1         12,358,810
      1,600     Kleinwort Benson Group PLC                                5.848%        12/31/99             N/R          1,374,946
      1,600     MUFG Capital Finance 2                                    4.850%         7/25/56             BBB          2,032,391
      8,000     UBS Preferred Funding Trust I                             8.622%        10/29/49             Aa2          8,694,856
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                    53,003,340
                -------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 16.5%
      3,000     AB Svensk Exportkredit, 144A                              6.375%        10/27/49             AA-          2,977,701
      9,500     Abbey National Capital Trust I                            8.963%         6/30/50              A+         12,058,854
      2,155     AgFirst Farm Credit Bank                                  8.393%        12/15/16              A-          2,342,110
      6,500     AgFirst Farm Credit Bank                                  7.300%        12/15/53              A-          6,493,604
      3,000     Bank One Capital III                                      8.750%         9/01/30             Aa3          3,824,205
      2,000     BanPonce Trust I, Series A                                8.327%         2/01/27              A3          2,083,260
     13,030     Barclays Bank PLC, 144A                                   8.550%         6/15/49             Aa3         14,361,275
      3,400     BBVA International Preferred SA, Unipersonal              5.919%        10/18/49              A1          3,195,538

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
        700     Capital One Capital IV Corporation                        6.745%         2/17/37            Baa1     $      646,269
      8,000     CBG Florida REIT Corporation                              7.114%        11/15/49            Baa3          7,906,904
      3,000     Centura Capital Trust I, 144A                             8.845%         6/01/27              A2          3,138,978
      1,500     DBS Capital Funding Corporation, 144A                     7.657%         3/15/49             Aa3          1,599,944
      1,400     Den Norske Bank, 144A                                     7.729%         6/29/49             Aa3          1,490,724
      6,200     First Empire Capital Trust I                              8.234%         2/01/27              A3          6,462,589
      2,000     First Midwest Bancorp Inc.                                6.950%        12/01/33            Baa1          2,041,844
     10,600     HBOS Capital Funding LP, Notes                            6.850%         3/23/49              A1         10,356,931
      8,400     HBOS PLC, Series 144A                                     6.413%         4/01/49              A1          7,886,810
      2,400     HSBC Capital Funding LP, 144A                             9.547%        12/31/49              A1          2,651,947
      5,750     HSBC Capital Funding LP, Debt                            10.176%         6/30/50              A1          8,070,194
     11,000     KBC Bank Fund Trust III, 144A                             9.860%         5/02/50              A1         12,001,033
      7,800     Lloyds TSB Bank PLC, Subordinated Note                    6.900%        11/22/49             Aa2          7,712,172
     11,500     Mizuho Financial Group                                    8.375%         4/27/49             Aa3         12,012,107
      5,000     NB Capital Trust IV                                       8.250%         4/15/27             Aa3          5,201,615
      8,000     North Fork Capital Trust II                               8.000%        12/15/27            Baa1          8,370,264
      3,000     Northgroup Preferred Capital Corporation,                 6.378%        10/15/57              A1          2,918,388
                 144A
      1,000     Popular North American Capital Trust I                    6.564%         9/15/34              A3            917,999
      4,000     RBS Capital Trust B                                       6.800%        12/31/49              A1          3,920,932
        600     Reliance Capital Trust I, Series B                        8.170%         5/01/28             N/R            632,869
      2,500     Shinsei Finance II Cayman Limited, Perpetual              7.160%         7/25/49            Baa2          2,497,658
                 Maturity, 144A
      8,000     Sparebanken Rogaland, Notes, 144A                         6.443%         5/01/49              A2          7,820,760
      4,000     Standard Chartered PLC, 144A                              7.014%         1/30/58            BBB+          3,848,248
      9,450     Swedbank ForeningsSparbanken AB, 144A                     9.000%         9/17/50             Aa3         10,180,305
      4,000     Unicredito Italiano Capital Trust, 144A                   9.200%         4/05/51              A1          4,420,004
        800     Union Bank of Norway                                      7.068%        11/19/49              A2          1,179,233
        300     Union Planters Preferred Fund, 144A                       7.750%         7/15/53              A2         32,015,625
     14,200     Washington Mutual Preferred Funding Cayman,               7.250%         3/15/49            Baa1         14,077,965
                 Series A-1, 144A
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                  229,316,858
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.2%
      3,100     Fulton Capital Trust I                                    6.290%         2/01/36              A3          2,935,951
     10,400     JPMorgan Chase Capital Trust XVIII                        6.950%         8/17/36             Aa3         10,545,205
      2,800     Old Mutual Capital Funding, Notes                         8.000%         6/22/53            Baa2          2,870,000
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                     16,351,156
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      9,957     Centaur Funding Corporation, Series B, 144A               9.080%         4/21/20             BBB         11,182,956
-----------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 4.0%
      2,000     Allstate Corporation                                      6.125%         5/15/37              A2          1,930,334
      2,300     American General Capital II                               8.500%         7/01/30             Aa3          2,868,220
     13,000     AXA SA, 144A                                              6.463%        12/14/49            BBB+         12,108,590
     12,200     MetLife Inc.                                              6.400%        12/15/66            BBB+         11,337,204
      1,150     Nationwide Financial Services Capital Trust               7.899%         3/01/37            Baa1          1,300,766
      5,500     Oil Insurance Limited, 144A                               7.558%        12/30/49            Baa1          5,704,496
      3,550     Prudential PLC                                            6.500%         6/29/49               A          3,375,557
      6,600     QBE Capital Funding Trust II, 144A                        6.797%         6/01/49             BBB          6,456,087
     10,600     XL Capital, Limited                                       6.500%        10/15/57             BBB          9,972,904
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                          55,054,158
                -------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.4%
      6,110     KN Capital Trust III                                      7.630%         4/15/28              B1          5,759,469
-----------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.4%
      6,400     Burlington Northern Santa Fe Funding Trust I              6.613%        12/15/55             BBB          5,861,331
-----------------------------------------------------------------------------------------------------------------------------------

         JPC
        Nuveen Multi-Strategy Income and Growth Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.0%
        500     Caisse Nationale Des Caisses d'Epargne et de              6.750%         1/27/49              A+     $      486,095
                 Prevoyance
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST $390,559,920)                                                  377,015,363
                ===================================================================================================================
     SHARES     DESCRIPTION (1)                                                                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 2.1% (1.4% OF TOTAL INVESTMENTS)
     65,094     BlackRock Preferred and Corporate Income Strategies Fund                                             $    1,328,569
    427,114     BlackRock Preferred Income Strategies Fund                                                                8,311,638
      8,445     BlackRock Preferred Opportunity Trust                                                                       201,413
    451,397     Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.                                      9,217,527
    110,426     Flaherty and Crumrine/Claymore Total Return Fund Inc.                                                     2,251,586
      3,973     John Hancock Preferred Income Fund                                                                           94,445
     14,154     John Hancock Preferred Income Fund II                                                                       336,865
    388,926     John Hancock Preferred Income Fund III                                                                    8,466,919
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT COMPANIES (COST $30,386,786)                                                            30,208,962

                ===================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                           COUPON        MATURITY                              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 26.2% (16.5% OF TOTAL INVESTMENTS)
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.8%
 $   10,500     United States of America Treasury Bills                   4.450%         8/02/07                     $   10,460,147
-----------------------------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS - 25.4%
    267,334     Repurchase Agreement with Fixed Income                    4.000%         7/02/07                        267,333,700
                 Clearing Corporation, dated 6/29/07,
                 repurchase price $267,422,811,
                 collateralized by: $4,090,000 U.S. Treasury
                 Bonds, 7.125%, due 2/15/23, value
                 $4,989,800, $36,320,000 U.S. Treasury
                 Notes, 4.250%, due 11/15/13, value
                 $35,094,200, $97,680,000 U.S. Treasury
                 Notes, 2.625%, due 3/15/09, value
                 $94,627,500, $50,000,000 U.S. Treasury
                 Notes, 3.875%, due 5/15/10, value
                 $48,812,500 and $89,160,000 U.S. Treasury
                 Notes, 4.875%, due 5/31/11, value
                 $89,160,000
     86,856     Repurchase Agreement with Fixed Income                    4.000%         7/02/07                         86,855,848
                 Clearing Corporation, dated 6/29/07,
                 repurchase price $86,884,800,
                 collateralized by $33,080,000 U.S. Treasury
                 Notes, 3.750%, due 5/15/08, value
                 $32,864,715 and $54,305,000 U.S. Treasury
                 Notes, 5.125%, due 6/30/08, value
                 $55,730,506
 ==========     -------------------------------------------------------------------------------------------------------------------
 $  364,690     TOTAL SHORT-TERM INVESTMENTS (COST $364,649,695)                                                        364,649,695
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS (COST $2,214,326,830) - 158.9%                                                      2,214,582,435
                -------------------------------------------------------------------------------------------------------------------

                                                                     NOTIONAL      EXPIRATION          STRIKE
 CONTRACTS   TYPE                                                  AMOUNT (9)            DATE           PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN -- (0.1)% (10)
      (210)  Allied Waste Industries                          $      (262,500)        1/19/08           $12.5     $     (399,000)
       (36)  eBay, Inc.                                              (117,000)        1/19/08            32.5           (119,000)
       (77)  Matsushita Electric Industrial Company, Limited         (134,750)       12/22/07            17.5           (229,075)
              Limited
      (147)  Smithfield Foods Inc.                                   (441,000)        1/19/08            30.0           (349,125)
       (45)  Tech Data Corporation                                   (180,000)        1/17/09            40.0           (207,897)
      (166)  Tyson Foods Inc.                                        (373,500)        1/19/08            22.5           (401,713)
--------------------------------------------------------------------------------------------------------------------------------
      (681)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS                  (1,508,750)                                        (1,705,810)
              RECEIVED $1,777,824)
--------------------------------------------------------------------------------------------------------------------------------
             OTHER ASSETS LESS LIABILITIES - (8.0)%                                                                 (111,436,190)
             -------------------------------------------------------------------------------------------------------------------
             PREFERRED SHARES, AT LIQUIDATION VALUE - (50.8)%                                                       (708,000,000)

             -------------------------------------------------------------------------------------------------------------------
             NET ASSETS APPLICABLE TO COMMON SHARES -100%                                                         $1,393,440,435
             ===================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2007:

                                           FUND                                      FIXED RATE                     UNREALIZED
                       NOTIONAL     PAY/RECEIVE       FLOATING RATE     FIXED RATE      PAYMENT   TERMINATION     APPRECIATION
   COUNTERPARTY          AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)    FREQUENCY          DATE   (DEPRECIATION)
   ---------------------------------------------------------------------------------------------------------------------------
   JPMorgan Chase   $71,000,000         Receive   1-Month USD-LIBOR          2.994%     Monthly       1/22/08   $     980,293
   Morgan Stanley    71,000,000         Receive   1-Month USD-LIBOR          3.406      Monthly       1/22/09       2,070,102
   ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                $   3,050,395
   ---------------------------------------------------------------------------------------------------------------------------
   USD-LIBOR (United States Dollar-London Inter Bank-Offered Rate)

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                         UNREALIZED
                                 CONTRACT   NUMBER OF     CONTRACT        VALUE AT     APPRECIATION
   TYPE                          POSITION   CONTRACTS   EXPIRATION   JUNE 30, 2007   (DEPRECIATION)
   ------------------------------------------------------------------------------------------------
   U.S. Treasury Bond                Long         348         9/07   $  37,497,000   $     (483,833)
   U.S. 10-Year Treasury Notes       Long         563         9/07      59,510,859         (439,742)
   ------------------------------------------------------------------------------------------------
                                                                                     $     (923,575)
   ------------------------------------------------------------------------------------------------

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Investment is eligible for the Dividends Received Deduction.
        (5)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (6)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (7)      Position represents an unfunded Senior Loan commitment outstanding at June 30, 2007.
        (8)      Negative value represents unrealized depreciation on Senior Loan commitment at June 30,
                 2007.
        (9)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
       (10)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.
      CORTS      Corporate Backed Trust Securities.
        DD1      Portion purchased on a delayed delivery basis.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

         JQC
          Nuveen Multi-Strategy Income and Growth Fund 2
          Portfolio of Investments
                                               as of 6-30-07 (Unaudited)

  SHARES     DESCRIPTION (1)                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 19.7% (13.0% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 0.3%
    25,750   Boeing Company                                                                                  $    2,476,120
    25,142   Lockheed Martin Corporation                                                                          2,366,616
    32,370   Orbital Sciences Corporation, (2)                                                                      680,094
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                            5,522,830
             --------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.2%
    10,230   Johnson Controls, Inc.                                                                               1,184,327
    32,780   Magna International Inc., Class A                                                                    2,982,652
---------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                4,166,979
             --------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.5%
    33,570   Daimler-Chrysler AG                                                                                  3,086,762
    84,510   Honda Motor Company Limited                                                                          3,066,868
    38,750   Nissan Motor                                                                                           830,800
    23,820   Toyota Motor Corporation                                                                             2,998,462
---------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                    9,982,892
             --------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.4%
    34,460   Coca-Cola Company                                                                                    1,802,603
    34,660   Diageo PLC, Sponsored ADR                                                                            2,887,525
    74,860   Fomento Economico Mexicano S.A.                                                                      2,943,495
     9,510   Molson Coors Brewing Company, Class B                                                                  879,295
---------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                      8,512,918
             --------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.2%
    19,000   Cephalon, Inc., (2)                                                                                  1,527,410
    11,010   Genzyme Corporation, (2)                                                                               709,044
     9,510   Novo-Nordisk A/S                                                                                     1,033,357
---------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                  3,269,811
             --------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.7%
     2,510   BlackRock Inc.                                                                                         393,041
    20,110   Deutsche Bank AG                                                                                     2,910,721
    82,540   Invesco PLC                                                                                          2,133,659
    65,880   JPMorgan Chase & Co.                                                                                 3,191,886
     6,450   MarketAxess, (2)                                                                                       116,036
    16,700   Morgan Stanley                                                                                       1,400,796
    46,720   UBS AG                                                                                               2,803,667
---------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                               12,949,806
             --------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.4%
    17,190   Air Products & Chemicals Inc.                                                                        1,381,560
    21,970   Ashland Inc.                                                                                         1,404,982
     7,280   CF Industries Holdings, Inc.                                                                           435,999
     9,200   Lubrizol Corporation                                                                                   593,860
    43,140   Mosaic Company, (2)                                                                                  1,683,323
     9,740   Sparetech Corporation                                                                                  258,597
    41,380   Syngenta AG                                                                                          1,610,923
    16,150   Terra Industries, Inc., (2)                                                                            410,533
---------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                      7,779,777
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 1.6%
     3,030   Affiliated Managers Group Inc., (2)                                                                    390,143
    20,290   Allied Irish Banks                                                                                   1,115,138
   121,520   Allinaz S.E.                                                                                         2,827,770
   118,870   Banco Bilbao Vizcaya Argentaria S.A.                                                                 2,898,051
    69,460   Banco Bradesco SA, ADR                                                                               1,674,681

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
   104,170   Banco Santander Central S.A.                                                                    $    1,914,645
    13,750   Bank of Montreal                                                                                       885,913
    16,660   Bank of Nova Scotia                                                                                    813,508
    50,350   Barclays PLC                                                                                         2,809,027
    19,760   Colonial BancGroup Inc.                                                                                493,407
     7,180   Comerica Incorporated                                                                                  426,995
    50,330   ICICI Bank Limited, ADR                                                                              2,473,720
    31,120   Kookmin Bank                                                                                         2,729,846
    29,210   Lloyds TSB Group PLC, Sponsored ADR                                                                  1,306,271
    25,780   Mellon Financial Corporation                                                                         1,134,320
    37,300   National Bank of Greece S.A.                                                                           427,458
    12,890   Northern Trust Corporation                                                                             828,054
    23,530   PNC Financial Services Group, Inc.                                                                   1,684,277
    39,630   Royal Bank of Canada                                                                                 2,103,164
   191,820   Royal Bank of Scotland, PLC, (2)                                                                     2,438,277
     3,810   SVB Financial Group, (2)                                                                               202,349
     6,300   Umpqua Holdings Corporation                                                                            148,113
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                              31,725,127
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.4%
     4,138   Consolidated Graphics Inc., (2)                                                                        286,681
    41,720   Corrections Corporation of America, (2)                                                              2,632,949
     3,760   CSG Systems International Inc., (2)                                                                     99,678
     5,950   Dun and Bradstreet Inc.                                                                                612,731
    13,770   ITT Educational Services, Inc., (2)                                                                  1,616,323
    12,495   Republic Services, Inc.                                                                                382,847
    50,560   SEI Investments Company                                                                              1,468,262
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                 7,099,471
             --------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.4%
   112,580   Corning Incorporated, (2)                                                                            2,876,419
   104,390   Nokia Oyj, Sponsored ADR                                                                             2,934,403
     6,690   Polycom Inc., (2)                                                                                      224,784
    32,410   QUALCOMM Inc.                                                                                        1,406,270
---------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                       7,441,876
             --------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.4%
    25,890   Apple, Inc., (2)                                                                                     3,159,616
    21,120   Dell Inc., (2)                                                                                         602,976
    45,110   Hewlett-Packard Company                                                                              2,012,808
     8,890   NCR Corporation, (2)                                                                                   467,081
    49,504   Network Appliance, Inc., (2)                                                                         1,445,517
    14,300   Novatel Wireless, (2)                                                                                  372,086
---------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                        8,060,084
             --------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.0%
     5,640   Lafarge SA                                                                                             256,902
     2,140   Texas Industries Inc.                                                                                  167,797
---------------------------------------------------------------------------------------------------------------------------
             Total Construction Materials                                                                           424,699
             --------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
    17,230   MasterCard, Inc.                                                                                     2,857,940
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 0.5%
    16,950   CIT Group Inc.                                                                                         929,369
    39,250   Credit Suisse Group, (2)                                                                             2,785,180
    25,070   Eaton Vance Corporation                                                                              1,107,593
    66,220   ING Group N.V., Sponsored ADR                                                                        2,911,693
    34,210   State Street Corporation                                                                             2,339,964
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                10,073,799
             --------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
    20,770   Alltel Corporation                                                                                   1,403,014
    42,930   AT&T Inc.                                                                                            1,781,595
    21,660   BT Group PLC                                                                                         1,442,123

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
    14,910   Cbeyond Inc., (2)                                                                               $      574,184
    40,830   France Telecom SA                                                                                    1,122,008
   105,740   KT Corporation, Sponsored ADR                                                                        2,480,660
    41,140   Nippon Telegraph and Telephone Corporation, ADR                                                        912,074
    10,630   Portugal Telecom SA                                                                                    147,651
    20,450   Royal KPN Nederland PTT N.V.                                                                           339,675
    37,840   Telecom Corporation of New Zealand Ltd                                                               1,056,493
    33,990   Telefonica SA                                                                                        2,269,172
    74,060   Telefonos de Mexico SA, Series L                                                                     2,806,133
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                        16,334,782
             --------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.7%
     7,110   Black Hills Corporation                                                                                282,623
    12,800   DPL Inc.                                                                                               362,752
    53,230   E.ON A.G.                                                                                            2,961,717
    39,150   Edison International                                                                                 2,197,098
    11,150   El Paso Electric Company, (2)                                                                          273,844
    13,600   Enel SpA, Sponsored ADR                                                                                730,320
    25,670   FPL Group, Inc.                                                                                      1,456,516
    17,190   OGE Energy Corp.                                                                                       630,014
    38,310   PG&E Corporation                                                                                     1,735,443
     5,490   Pike Electric Corporation, (2)                                                                         122,866
    20,210   Progress Energy, Inc.                                                                                  921,374
    74,670   Reliant Energy Inc., (2)                                                                             2,012,357
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                            13,686,924
             --------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.3%
     3,340   Acuity Brands Inc.                                                                                     201,335
    85,374   Emerson Electric Co.                                                                                 3,995,503
    60,610   Nikon Corporation                                                                                    1,693,388
---------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                           5,890,226
             --------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
     6,284   Itron Inc., (2)                                                                                        489,775
    38,440   MEMC Electronic Materials, (2)                                                                       2,349,453
     3,790   Mettler-Toledo International Inc., (2)                                                                 361,983
     4,321   Teledyne Technologies Inc., (2)                                                                        198,550
    77,460   Thermo Fisher Scientific, Inc., (2)                                                                  4,006,231
---------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                             7,405,992
             --------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.4%
     9,570   Matrix Service Company, (2)                                                                            237,815
    36,080   National-Oilwell Varco Inc., (2)                                                                     3,760,979
     9,190   Oceaneering International Inc., (2)                                                                    483,762
    29,200   Tidewater Inc.                                                                                       2,069,696
     4,770   Trico Marine Services Inc., (2)                                                                        194,998
---------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                    6,747,250
             --------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.1%
    57,760   Koninklijke Ahold NV, (2)                                                                              723,155
     4,390   Nash Finch Company                                                                                     217,305
    43,830   Safeway Inc.                                                                                         1,491,535
---------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                       2,431,995
             --------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.5%
    45,900   Campbell Soup Company                                                                                1,781,379
    70,420   ConAgra Foods, Inc.                                                                                  1,891,481
    16,180   Flowers Foods Inc.                                                                                     539,765
    37,330   H.J. Heinz Company                                                                                   1,772,055
    24,990   Monsanto Company                                                                                     1,687,825
    96,960   Unilever PLC                                                                                         3,127,930
---------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                 10,800,435
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.2%
    35,033   Energen Corporation                                                                             $    1,924,713
    32,420   Questar Corporation                                                                                  1,713,397
---------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                  3,638,110
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
    24,100   Alfresa Holdings Corporation                                                                         1,681,373
    41,050   Baxter International Inc.                                                                            2,312,757
     9,727   Dade Behring Holdings Inc.                                                                             516,698
    26,448   Express Scripts, Inc., (2)                                                                           1,322,664
    11,110   Fresenius Medical Care, ADR                                                                            510,393
     3,650   Lifecell Corporation, (2)                                                                              111,471
     5,419   Surmodics Inc., (2)                                                                                    270,950
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                               6,726,306
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.3%
     7,380   Centene Corporation, (2)                                                                               158,080
     2,249   Healthways Inc., (2)                                                                                   106,535
    35,440   Humana Inc., (2)                                                                                     2,158,650
     7,570   Mentor Corporation                                                                                     307,948
     8,850   Nighthawk Radiology Holdings Inc., (2)                                                                 159,743
    35,213   Wellcare Health Plans Inc., (2)                                                                      3,187,129
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                               6,078,085
             --------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 0.1%
    12,400   Bally Technologies, Inc., (2)                                                                          327,608
    17,220   Choice Hotels International, Inc.                                                                      680,534
    13,330   Intercontinental Hotels Group PLC, ADR                                                                 330,317
---------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                  1,338,459
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    45,520   Matsushita Electric Industrial Co., Ltd., ADR                                                          901,751
    35,262   Newell Rubbermaid Inc.                                                                               1,037,761
---------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                             1,939,512
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.2%
    56,330   Colgate-Palmolive Company                                                                            3,653,001
    15,677   Kimberly-Clark Corporation                                                                           1,048,635
---------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                             4,701,636
             --------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
    25,940   NRG Energy Inc., (2)                                                                                 1,078,326
---------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.2%
    28,570   General Electric Company                                                                             1,093,660
    22,530   Siemens AG, Sponsored ADR                                                                            3,223,142
     3,740   Teleflex Inc.                                                                                          305,857
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                       4,622,659
             --------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.0%
    69,360   Aegon N.V.                                                                                           1,362,924
    49,208   AFLAC Incorporated                                                                                   2,529,291
    16,970   Amtrust Financial Services, Inc.                                                                       318,866
    18,910   Aon Corporation                                                                                        805,755
    68,100   AXA-UAP                                                                                              2,931,024
         1   Berkshire Hathaway Inc., Class B, (2)                                                                    3,115
     4,740   Delphi Financial Group, Inc.                                                                           198,227
    12,350   Fairfax Financial Holdings Limited                                                                   2,367,125
     7,700   First American Corporation                                                                             381,150
    25,780   Genworth Financial Inc., Class A                                                                       886,832
    27,510   HCC Insurance Holdings Inc.                                                                            919,109
    58,764   Philadelphia Consolidated Holding Corporation, (2)                                                   2,456,335
    10,440   Seabright Insurance Holdings Inc., (2)                                                                 182,491

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
    30,310   Sun Life Financial Inc.                                                                         $    1,447,303
     6,850   Tower Group Inc.                                                                                       218,515
   102,650   WR Berkley Corporation                                                                               3,340,231
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                     20,348,293
             --------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.1%
    23,380   Amazon.com, Inc., (2)                                                                                1,599,426
    30,930   Coldwater Creek Inc., (2)                                                                              718,504
---------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                      2,317,930
             --------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.2%
    12,480   Chordiant Software, Inc., (2)                                                                          195,437
    65,000   eBay Inc., (2)                                                                                       2,091,700
     7,570   F5 Networks, Inc., (2)                                                                                 610,142
    53,860   Open Text Corporation, (2)                                                                           1,171,994
---------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                   4,069,273
             --------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.1%
    16,970   CGI Group Inc., (2)                                                                                    190,403
    22,620   Convergys Corporation, (2)                                                                             548,309
    12,760   FactSet Research Systems Inc.                                                                          872,146
    14,580   Savvis Inc., (2)                                                                                       721,856
---------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                    2,332,714
             --------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.3%
    47,860   Canon Inc.                                                                                           2,806,510
    29,270   Fuji Photo Film Co., Ltd.                                                                            1,309,870
     9,560   FujiFilm Holdings Corporation, ADR                                                                     426,567
    18,600   Hasbro, Inc.                                                                                           584,226
    13,800   Marvel Entertainment Inc., (2)                                                                         351,624
---------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                   5,478,797
             --------------------------------------------------------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES - 0.0%
     3,220   Illumina Inc., (2)                                                                                     130,700
---------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.7%
   137,650   ABB Limited                                                                                          3,110,890
    41,730   AGCO Corporation, (2)                                                                                1,811,499
     5,360   CLARCOR, Inc.                                                                                          200,625
     7,330   Flow International Corporation, (2)                                                                     92,358
    28,968   Harsco Corporation                                                                                   1,506,336
    33,290   ITT Industries Inc.                                                                                  2,273,041
    15,200   Manitowoc Company Inc.                                                                               1,221,776
     4,550   Pall Corporation                                                                                       209,255
    10,025   Parker Hannifin Corporation                                                                            981,548
     5,900   RBC Bearings Inc., (2)                                                                                 243,375
     3,690   Robbins & Myers, Inc.                                                                                  196,050
    67,580   Volvo AB                                                                                             1,344,166
---------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                     13,190,919
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 0.7%
    45,440   DIRECTV Group, Inc., (2)                                                                             1,050,118
    35,590   Echostar Communications Corporation, (2)                                                             1,543,538
    10,724   John Wiley and Sons Inc., Class A                                                                      517,862
     8,098   Liberty Global Inc., Class C, (2)                                                                      318,251
     7,664   Lodgenet Entertainment Corporation, (2)                                                                245,708
    53,510   McGraw-Hill Companies, Inc.                                                                          3,642,961
    16,110   Multimedia Games, Inc., (2)                                                                            205,564
    17,660   Pearson Public Limited Company                                                                         297,394
    16,660   Regal Entertainment Group, Class A                                                                     365,354
    13,030   Shaw Communication Inc.                                                                                547,781
     9,830   Thomson Corporation                                                                                    403,325

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             MEDIA (continued)
    57,260   Time Warner Inc.                                                                                $    1,204,750
    51,850   Walt Disney Company                                                                                  1,770,159
    10,260   WPP Group PLC                                                                                          766,935
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                         12,879,700
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.4%
     9,170   Alumina Limited, Sponsored ADR                                                                         243,464
   100,150   Anglo American PLC, ADR                                                                              2,938,401
    12,710   BHP Billiton PLC                                                                                       714,302
     4,570   Compass Minerals International, Inc.                                                                   158,396
    10,420   Rio Tinto PLC, Sponsored ADR                                                                         3,189,770
---------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                7,244,333
             --------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.3%
    12,530   99 Cents Only Stores, (2)                                                                              164,268
    19,970   Big Lots, Inc., (2)                                                                                    587,517
    47,970   Dollar Tree Stores Inc., (2)                                                                         2,089,094
    46,960   Kohl's Corporation, (2)                                                                              3,335,569
     7,830   Target Corporation                                                                                     497,988
---------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                               6,674,436
             --------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.0%
    11,030   Veolia Environment S.A.                                                                                864,862
---------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 1.6%
     6,070   Bill Barrett Corporation, (2)                                                                          223,558
    43,960   BP Amoco PLC                                                                                         3,171,274
    41,950   Chesapeake Energy Corporation                                                                        1,451,470
    24,820   China Petroleum and Chemical Corporation                                                             2,770,905
    41,340   Eni S.p.A., Sponsored ADR                                                                            2,990,949
    21,550   EOG Resources, Inc.                                                                                  1,574,443
    34,790   Equitable Resources Inc.                                                                             1,724,192
    20,490   Frontier Oil Corporation                                                                               896,847
    23,310   Norsk Hydro ASA                                                                                        892,074
    10,027   Pioneer Drilling Company, (2)                                                                          149,503
    50,110   Repsol YPF S.A.                                                                                      1,939,257
    37,750   Royal Dutch Shell PLC, Class B, Sponsored ADR                                                        3,146,463
     8,990   St Mary Land and Exploration Company                                                                   329,214
   106,230   Statoil ASA                                                                                          3,294,192
     9,001   Sunoco, Inc.                                                                                           717,200
    16,960   Tesoro Petroleum Corporation                                                                           969,264
    39,280   Total SA, Sponsored ADR                                                                              3,180,894
    21,272   Valero Energy Corporation                                                                            1,571,150
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                   30,992,849
             --------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.2%
    14,390   Aracruz Celulose S.A.                                                                                  953,194
     7,330   Buckeye Technologies Inc., (2)                                                                         113,395
    18,300   Rayonier Inc.                                                                                          826,062
    89,540   Votorantim Celulose e Papel S.A.                                                                     2,038,826
---------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                        3,931,477
             --------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.7%
    22,970   Abraxis Bioscience Inc., (2)                                                                           510,623
    55,840   AstraZeneca Group                                                                                    2,986,323
    10,940   Biovail Corporation                                                                                    278,095
    17,920   Eli Lilly and Company                                                                                1,001,370
     9,200   GlaxoSmithKline PLC, ADR                                                                               481,804
    38,050   Merck & Co. Inc.                                                                                     1,894,890
    52,420   Norvatis AG, ADR                                                                                     2,939,189
    10,790   Pozen Inc., (2)                                                                                        194,975
    63,720   Sanofi-Aventis, ADR                                                                                  2,566,004
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                               12,853,273
             --------------------------------------------------------------------------------------------------------------

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 0.2%
     3,180   Essex Property Trust Inc.                                                                       $      369,834
     8,167   LaSalle Hotel Properties                                                                               354,611
     4,680   Lexington Corporate Properties Trust                                                                    97,344
     7,100   Northstar Realty Finance Corporation                                                                    88,821
    17,444   SL Green Realty Corporation                                                                          2,161,137
    14,217   Tanger Factory Outlet Centers                                                                          532,427
    10,474   Taubman Centers Inc.                                                                                   519,615
---------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                           4,123,789
             --------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.4%
    41,560   Canadian National Railways Company                                                                   2,116,651
    41,010   Canadian Pacific Railway Limited                                                                     2,822,308
    37,580   Hertz Global Holdings, Inc., (2)                                                                       998,501
    16,240   Landstar System                                                                                        783,580
     5,530   Union Pacific Corporation                                                                              636,780
---------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                    7,357,820
             --------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.7%
   117,720   ASM Lithography Holding NV, (2)                                                                      3,231,414
   203,710   Micron Technology, Inc., (2)                                                                         2,552,486
    77,520   National Semiconductor Corporation                                                                   2,191,490
    12,080   Semtech Corporation, (2)                                                                               209,346
   156,070   STMicroelectronics NV                                                                                2,994,983
             Taiwan Semiconductor Manufacturing Company Ltd.,
   221,348    Sponsored ADR                                                                                       2,463,603
    30,410   Teradyne Inc., (2)                                                                                     534,608
    26,700   Trident Microsystems Inc., (2)                                                                         489,945
     4,940   Zoran Corporation, (2)                                                                                  98,998
---------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                    14,766,873
             --------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.5%
     8,300   Ansys Inc., (2)                                                                                        219,950
    11,135   Aspen Technology Inc., (2)                                                                             155,890
    19,930   Autodesk, Inc., (2)                                                                                    938,304
    14,334   Blackbaud, Inc.                                                                                        316,495
     7,090   Blackboard, Inc., (2)                                                                                  298,631
    21,050   BMC Software, Inc., (2)                                                                                637,815
    73,890   Business Objects SA, (2)                                                                             2,869,888
    31,540   Cadence Design Systems, Inc., (2)                                                                      692,618
    28,420   Cognos Inc., (2)                                                                                     1,127,421
    47,260   Intuit Inc., (2)                                                                                     1,421,581
     9,850   SAP AG, Sponsored ADR                                                                                  503,040
     6,810   SPSS Inc., (2)                                                                                         300,593
    26,510   Synopsys Inc., (2)                                                                                     700,659
---------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                      10,182,885
             --------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.4%
     5,340   Aeropostale, Inc., (2)                                                                                 222,571
    83,300   American Eagle Outfitters, Inc.                                                                      2,137,478
     6,290   Gymboree Corporation, (2)                                                                              247,889
     3,650   J Crew Group, Inc., (2)                                                                                197,429
    13,670   Luxottica Group SpA                                                                                    528,209
    12,120   PetSmart Inc.                                                                                          393,294
    66,420   RadioShack Corporation                                                                               2,201,159
    52,730   Sony Corporation                                                                                     2,708,740
---------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                               8,636,769
             --------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.1%
     4,140   Deckers Outdoor Corporation, (2)                                                                       417,726
    16,438   Guess Inc.                                                                                             789,682
     8,600   VF Corporation                                                                                         787,588
---------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                               1,994,996
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 0.3%
    14,560   British American Tobacco PLC                                                                    $    1,006,678
    10,670   Imperial Tobacco Group                                                                                 984,094
       310   Japan Tobacco, Inc.                                                                                  1,530,802
    47,150   UST Inc.                                                                                             2,532,427
---------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                        6,054,001
             --------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     6,974   GATX Corporation                                                                                       343,470
---------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.0%
    32,140   NTT DoCoMo Inc.                                                                                        507,812
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $365,161,148)                                                            390,566,677
             ==============================================================================================================
    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 1.5% (1.1% OF TOTAL INVESTMENTS)
             AUTOMOBILES - 0.3%
    88,900   General Motors Corporation                                5.250%                          B-      $    1,964,690
   166,800   General Motors Corporation                                6.250%                          B-           4,180,008
-----------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                      6,144,698
             ----------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.3%
    18,750   Affiliated Managers Group Inc.                            5.100%                          BB           1,096,875
    72,000   Affiliated Managers Group Inc.                            5.100%                          BB           4,212,000
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                  5,308,875
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 0.1%
    20,600   Sovereign Capital Trust IV                                4.375%                        Baa1             968,200
    28,900   Washington Mutual, Inc., Unit 1 Trust                     5.375%                          A3           1,589,500
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                 2,557,700
             ----------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 0.0%
       850   Lucent Technologies Capital Trust I                       7.750%                          B1             875,500
-----------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.0%
     3,700   Owens-Illinois, Inc.                                      4.750%                          B-             156,325
-----------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.1%
     9,600   Bunge Limited                                             4.875%                         N/R           1,107,600
-----------------------------------------------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
       250   NRG Energy Inc.                                           4.000%                          B2             533,750
-----------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.1%
     1,100   Freeport McMoran Copper & Gold, Inc.                      5.500%                          B-           2,008,325
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.3%
     7,750   Chesapeake Energy Corporation                             5.000%                           B             865,094
       800   El Paso Corporation                                       4.990%                           B           1,169,000
    20,535   Williams Companies Inc.                                   5.500%                           B           3,046,881
-----------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                      5,080,975
             ----------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 0.1%
    28,650   HRPT Properties Trust                                     6.500%                        BBB-             682,443
    12,650   Simon Property Group, Inc., Series I                      6.000%                        BBB+             961,274
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                      1,643,717
             ----------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
    16,800   United Rentals Trust I                                    6.500%                          B-             829,500
-----------------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.2%
        31   Fannie Mae                                                5.375%                         AA-           3,081,226
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST $26,082,980)                                             29,328,191
             ================================================================================================================

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 44.4% (29.2% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 3.1%
   229,074   BNY Capital Trust V, Series F                             5.950%                         Aa3      $    5,319,098
   220,000   Compass Capital Trust III                                 7.350%                          A3           5,504,400
    31,200   CSFB USA, Series 2002-10 (SATURNS)                        7.000%                         AA-             782,496
   396,000   Deutsche Bank Capital Funding Trust II                    6.550%                         Aa3           9,742,590
    22,600   First Union Institutional Capital II (CORTS)              8.200%                          A1             606,132
     9,600   Goldman Sachs Capital I (CORTS)                           6.000%                          A1             221,376
     7,700   Goldman Sachs Capital I, Series A (CORTS)                 6.000%                          A1             174,713
     6,900   Goldman Sachs Group Inc., Series 2004-04 (SATURNS)        6.000%                          A1             158,631
     2,900   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                          A1              67,280
    11,500   Goldman Sachs Group Inc., Series 2004-4 (CORTS)           6.000%                          A1             259,440
    17,200   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                          A1             391,472
    11,200   Goldman Sachs Group Inc., Series GSG-1 (PPLUS)            6.000%                         AA-             254,576
     4,200   Goldman Sachs Group Inc., Series GSG-2 (PPLUS)            5.750%                         AA-              93,660
   423,200   Merrill Lynch Preferred Capital Trust III                 7.000%                          A1          10,584,232
   189,600   Merrill Lynch Preferred Capital Trust IV                  7.120%                          A1           4,753,272
   283,400   Merrill Lynch Preferred Capital Trust V                   7.280%                          A1           7,141,680
   174,392   Morgan Stanley Capital Trust III                          6.250%                          A1           4,171,457
    89,625   Morgan Stanley Capital Trust IV                           6.250%                          A1           2,113,358
   310,300   Morgan Stanley Capital Trust VI                           6.600%                          A1           7,673,719
    45,458   Morgan Stanley Capital Trust VII                          6.600%                          A2           1,112,812
-----------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                 61,126,394
             ----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 8.6%
   105,400   Abbey National PLC, Series C                              7.375%                          A+           2,647,648
   657,000   ABN AMRO Capital Fund Trust V                             5.900%                          A1          15,216,120
    14,979   ABN AMRO Capital Fund Trust VI                            6.250%                          A1             371,479
   115,300   ASBC Capital I                                            7.625%                          A3           2,898,642
   128,410   BAC Capital Trust I                                       7.000%                         Aa2           3,217,955
   565,500   BAC Capital Trust II                                      7.000%                         Aa2          14,205,360
   151,900   BAC Capital Trust III                                     7.000%                         Aa2           3,803,576
     1,000   BAC Capital Trust X                                       6.250%                         Aa2              23,660
   120,227   Banco Santander Series 144A                               6.800%                          A+           2,998,161
   507,075   Banco Santander, 144A                                     6.500%                           A          12,439,209
   714,475   Banco Santander                                           6.410%                         Aa3          17,776,138
     6,700   BancorpSouth Capital Trust I                              8.150%                        Baa1             169,242
    28,800   Banesto Holdings, Series A, 144A                         10.500%                          A1             851,400
   167,700   Bank One Capital Trust VI                                 7.200%                         Aa3           4,261,257
    55,742   Barclays Bank PLC, (4)                                    6.625%                         Aa3           1,424,208
 4,000,000   BNP Paribas                                               7.195%                         Aa3           4,057,824
    34,800   Capital One Capital II Corporation                        7.500%                        Baa1             889,575
    23,470   Chittenden Capital Trust I                                8.000%                          A3             588,217
   142,300   Citizens Funding Trust I                                  7.500%                        Baa2           3,615,316
   146,500   Cobank ABC, 144A, (4)                                     7.000%                           A           7,268,598
   430,300   Fleet Capital Trust VIII                                  7.200%                         Aa2          10,830,651
    61,600   HSBC Finance Corporation                                  6.875%                         AA-           1,549,240
    83,705   KeyCorp Capital Trust IX                                  6.750%                        Baa1           2,070,234
     4,200   KeyCorp Capital VIII                                      7.000%                          A3             105,919
   723,905   National City Capital Trust II                            6.625%                          A3          17,826,161
    21,700   ONB Capital Trust II                                      8.000%                          A3             550,963
    27,300   PNC Capital Trust                                         6.125%                          A2             635,544
    45,038   Royal Bank of Scotland Group PLC, Series L                5.750%                          A1             998,492
   124,740   Royal Bank of Scotland Group PLC, Series N                6.350%                          A1           3,018,708
   200,000   Royal Bank of Scotland Group PLC                          6.600%                         Aa3           4,950,000
    14,600   SunAmerica CORTS                                          6.700%                          AA             366,168
    44,900   USB Capital Trust XI                                      6.600%                          A1           1,109,928
    35,370   VNB Capital Trust I                                       7.750%                          A3             890,970
   147,470   Wachovia Capital Trust IX                                 6.375%                          A1           3,571,546
   290,091   Wachovia Trust IV                                         6.375%                          A1           6,939,702
   483,400   Wells Fargo Capital Trust V                               7.000%                         Aa2          12,157,510
    94,882   Wells Fargo Capital Trust VII                             5.850%                         Aa2           2,219,290
   117,800   Zions Capital Trust B                                     8.000%                        BBB-           2,972,094
-----------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               171,486,705
             ----------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
    19,000   IBM Trust IV (CORTS)                                      7.000%                          A+      $      476,710
-----------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 4.3%
   101,500   BAC Capital Trust XII                                     6.875%                         Aa3           2,609,058
     4,900   Citigroup Capital Trust IX                                6.000%                         Aa2             114,905
   197,400   Citigroup Capital Trust VII                               7.125%                         Aa2           4,970,532
   754,422   Citigroup Capital Trust VIII                              6.950%                         Aa2          18,898,271
    22,400   Citigroup Capital XIV                                     6.875%                         Aa2             574,112
   298,921   Citigroup Capital XV                                      6.500%                         Aa3           7,360,930
    42,100   Citigroup Capital XVI                                     6.450%                         Aa2           1,026,819
     3,200   General Electric Capital Corporation                      5.875%                         AAA              75,552
    41,800   General Electric Capital Corporation                      6.625%                         AAA           1,043,746
   755,475   ING Group N.V.                                            7.050%                           A          18,947,313
   592,320   ING Group N.V.                                            7.200%                          A1          14,896,848
     1,900   JP Morgan Chase Capital Trust XII                         6.250%                         Aa3              45,486
   598,100   Merrill Lynch Capital Trust I                             6.450%                          A1          14,672,171
             Royal Bank of Scotland Public Limited Company,
    29,500    Series 2006Q                                             6.750%                          A1             748,415
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                  85,984,158
             ----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
   617,100   AT&T Inc.                                                 6.375%                           A          15,292,540
    38,500   BellSouth Capital Funding (CORTS)                         7.100%                           A             983,675
    30,500   BellSouth Corporation (CORTS)                             7.000%                           A             718,656
    48,100   Verizon Communications (CORTS)                            7.375%                           A           1,212,120
    28,000   Verizon Communications (CORTS)                            7.625%                           A             705,320
    50,700   Verizon New England Inc., Series B                        7.000%                          A3           1,275,612
-----------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                          20,187,923
             ----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.4%
    21,100   DTE Energy Trust I                                        7.800%                        Baa3             536,995
    28,900   Entergy Louisiana LLC                                     7.600%                          A-             723,078
     8,300   Entergy Mississippi Inc.                                  7.250%                          A-             209,326
    51,600   FPL Group Capital Inc.                                    6.600%                          A3           1,283,808
             National Rural Utilities Cooperative Finance
     1,600    Corporation                                              5.950%                          A3              37,024
             National Rural Utilities Cooperative Finance
     3,000    Corporation                                              6.100%                          A3              69,660
    33,400   Northern States Power Company                             8.000%                          A3             835,000
    10,700   PPL Energy Supply LLC                                     7.000%                         BBB             274,522
    13,100   Southern Company Capital Trust VI                         7.125%                        BBB+             327,762
   122,500   Virginia Power Capital Trust                              7.375%                        Baa2           3,094,350
-----------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                               7,391,525
             ----------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.2%
    35,100   Dairy Farmers of America Inc., 144A                       7.875%                        BBB-           3,553,875
-----------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.1%
    72,700   Pulte Homes Inc.                                          7.375%                         BBB           1,790,238
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 10.7%
 1,210,933   Ace Ltd., Series C                                        7.800%                        Baa2          30,866,682
     2,100   Aegon N.V.                                                6.875%                          A-              53,004
 1,402,000   Aegon N.V., (4)                                           6.375%                          A-          34,152,720
    12,233   AMBAC Financial Group Inc.                                5.950%                          AA             279,769
   237,613   Arch Capital Group Limited, Series B                      7.785%                        Baa3           6,035,370
   389,973   Arch Capital Group Limited                                8.000%                        BBB-           9,944,312
   709,600   Berkley WR Corporation, Capital Trust II                  6.750%                        BBB-          17,690,328
    31,000   Delphi Financial Group, Inc.                              7.376%                        BBB-             765,313
   677,101   Delphi Financial Group, Inc.                              8.000%                        BBB+          17,435,351
 6,000,000   Everest Reinsurance Holdings, Inc.                        6.600%                        Baa1           5,726,340
   200,456   EverestRe Capital Trust II                                6.200%                        Baa1           4,580,420
    97,100   EverestRe Group Limited                                   7.850%                        Baa1           2,465,369
 1,401,100   Lincoln National Capital Trust VI                         6.750%                          A-          34,887,390
   123,800   Markel Corporation                                        7.500%                        BBB-           3,208,277
   903,702   PartnerRe Limited, Series C                               6.750%                        BBB+          22,231,069
    80,900   PLC Capital Trust III                                     7.500%                        BBB+           2,047,175
    71,200   PLC Capital Trust IV                                      7.250%                        BBB+           1,779,288
    24,400   PLC Capital Trust V                                       6.125%                        BBB+             563,640

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
    37,500   Protective Life Corporation                               7.250%                         BBB      $      952,500
    39,200   Prudential PLC                                            6.750%                           A             983,920
   124,700   RenaissanceRe Holdings Limited, Series B                  7.300%                         BBB           3,151,169
    18,600   RenaissanceRe Holdings Ltd                                6.600%                         BBB             441,843
    24,600   Safeco Capital Trust I (CORTS)                            8.750%                        Baa2             714,384
    17,500   Safeco Capital Trust IV (CORTS)                           8.375%                        Baa2             487,375
    40,200   Safeco Corporation, Series 2001-7 (SATURNS)               8.250%                        Baa2           1,006,407
    38,800   Safeco Corporation, Series 2002-5 (SATURNS)               8.250%                        Baa2             971,552
    70,300   XL Capital Ltd, Series A                                  8.000%                        Baa1           1,763,124
   248,540   XL Capital Ltd, Series B                                  7.625%                        Baa1           6,225,927
-----------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      211,410,018
             ----------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
     2,500   Vertex Industries Inc. (PPLUS)                            7.625%                           A              62,963
-----------------------------------------------------------------------------------------------------------------------------
             MEDIA - 2.8%
    52,700   CBS Corporation                                           7.250%                         BBB           1,323,297
   481,000   CBS Corporation                                           6.750%                         BBB          11,724,375
 1,031,100   Comcast Corporation                                       7.000%                        BBB+          25,777,500
   644,700   Viacom Inc.                                               6.850%                         BBB          15,795,150
     3,000   Walt Disney Company (CORTS)                               6.875%                          A2              76,500
-----------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                           54,696,822
             ----------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.1%
    52,400   Dominion CNG Capital Trust I                              7.800%                        Baa2           1,326,244
-----------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
   680,300   Nexen Inc.                                                7.350%                        Baa3          17,279,620
-----------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.1%
    49,000   Bristol Myers Squibb Company (CORTS)                      6.250%                          A+           1,238,230
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 10.1%
    30,600   AMB Property Corporation, Series P                        6.850%                        Baa2             764,045
    77,100   AvalonBay Communities, Inc., Series H                     8.700%                         BBB           2,003,058
   166,283   BRE Properties, Series B                                  8.080%                        BBB-           4,176,198
   104,300   Developers Diversified Realty Corporation, Series G       8.000%                        BBB-           2,637,747
 1,264,845   Developers Diversified Realty Corporation, Series H       7.375%                        BBB-          31,810,852
   125,600   Duke Realty Corporation, Series L                         6.600%                         BBB           3,040,776
    31,700   Duke Realty Corporation, Series N                         7.250%                         BBB             807,361
    25,000   Duke-Weeks Realty Corporation, Series B                   7.990%                         BBB           1,225,000
   100,400   Duke-Weeks Realty Corporation                             6.950%                         BBB           2,535,100
    96,000   Duke-Weeks Realty Corporation                             6.625%                         BBB           2,307,840
    15,400   Equity Residential Properties Trust, Series D             8.600%                         BBB             383,768
   312,323   Equity Residential Properties Trust, Series N             6.480%                         BBB           7,333,344
   688,600   HRPT Properties Trust, Series B                           8.750%                        BBB-          17,469,782
   532,700   HRPT Properties Trust, Series C                           7.125%                        BBB-          13,413,386
     3,997   Prologis Trust, Series C                                  8.540%                         BBB             242,818
    95,275   Prologis Trust, Series G                                  6.750%                         BBB           2,351,387
     4,200   PS Business Parks, Inc., Series I                         6.875%                        BBB-             100,464
       700   PS Business Parks, Inc., Series K                         7.950%                        BBB-              18,445
   243,000   PS Business Parks, Inc., Series L                         7.600%                        BBB-           6,135,750
   131,000   PS Business Parks, Inc., Series O                         7.375%                        BBB-           3,336,413
   410,588   PS Business Parks, Inc.                                   7.000%                        BBB-           9,997,818
    61,900   Public Storage, Inc., Series C                            6.600%                        BBB+           1,481,267
   149,000   Public Storage, Inc., Series E                            6.750%                        BBB+           3,634,110
    18,400   Public Storage, Inc., Series F                            6.450%                        BBB+             427,800
    16,011   Public Storage, Inc., Series H                            6.950%                        BBB+             399,314
    13,600   Public Storage, Inc., Series I                            7.250%                        BBB+             347,480
    35,000   Public Storage, Inc., Series K                            7.250%                        BBB+             900,158
   657,538   Public Storage, Inc., Series M                            6.625%                        BBB+          15,723,377
    31,500   Public Storage, Inc., Series V                            7.500%                        BBB+             792,855
   249,836   Public Storage, Inc.                                      6.750%                        BBB+           6,124,105
    30,303   Realty Income Corporation, Series E                       6.750%                        BBB-             757,575
   166,100   Regency Centers Corporation                               7.450%                        BBB-           4,174,093
    20,450   Simon Property Group, Inc., Series G                      7.890%                         BBB           1,022,909
       200   Vornado Realty Trust, Series F                            6.750%                        BBB-               4,914

    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE (continued)
   165,000   Vornado Realty Trust, Series G                            6.625%                        BBB-      $    3,907,200
   183,000   Vornado Realty Trust, Series H                            6.750%                        BBB-           4,443,240
 1,542,834   Wachovia Preferred Funding Corporation                    7.250%                          A2          41,054,813
   127,800   Weingarten Realty Trust, Series E                         6.950%                          A-           3,165,606
-----------------------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                                           200,452,168
             ----------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 1.9%
    70,800   Countrywide Capital Trust III (PPLUS)                     8.050%                        BBB+           1,831,242
   732,590   Countrywide Capital Trust IV                              6.750%                        BBB+          17,127,954
   777,026   Countrywide Capital Trust V                               7.000%                        BBB+          19,207,150
-----------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                      38,166,346
             ----------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    50,600   United States Cellular Corporation                        8.750%                          A-           1,292,324
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES
              (COST $898,994,240)                                                                                 877,922,263
             ================================================================================================================
                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (6)    RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 5.6% (3.7% OF TOTAL INVESTMENTS) (5)
               AIRLINES - 0.1%
 $      997    American Airlines, Term Loan, WI/DD                         TBD             TBD             BB-      $      998,223
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.1%
      1,500    Federal Mogul Corporation, Term Loan A                    7.070%       12/31/07             N/R           1,503,938
----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 0.3%
      3,000    Nortek, Inc., Term Loan B                                 7.610%        8/27/11             Ba2           2,997,750
        999    Stile Acquisition Corporation, Term Loan B, WI/DD           TBD             TBD              BB             971,665
      1,001    Stile Acquisition Corporation, Term Loan B, WI/DD           TBD             TBD              BB             973,368
        993    TFS Acquisition, Term Loan                                8.860%        8/11/13              B+             999,944
----------------------------------------------------------------------------------------------------------------------------------
      5,993    Total Building Products                                                                                   5,942,727
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.1%
      3,402    Aramark Corporation, Term Loan, DD1                         TBD             TBD             BB-           3,408,823
        266    Aramark, Letter of Credit, DD1                              TBD             TBD             BB-             266,472
----------------------------------------------------------------------------------------------------------------------------------
      3,668    Total Commercial Services & Supplies                                                                      3,675,295
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.1%
      1,514    Intelsat, Ltd., Term Loan B                               7.349%        7/03/13             BB+           1,519,570
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.1%
               Bluegrass Container Company, LLC, 1st Lien Term
        343     Loan                                                     7.570%        6/30/13              BB             344,316
      1,146    Bluegrass Container Company, LLC, Term Loan B             7.570%        6/30/13              BB           1,150,741
----------------------------------------------------------------------------------------------------------------------------------
      1,489    Total Containers & Packaging                                                                              1,495,057
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
      3,000    Cequel Communications LLC., Term Loan B                   7.351%       11/05/13              B+           2,989,433
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
      3,491    Calpine Corporation, DD1                                    TBD             TBD               B           3,499,615
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
      1,500    Kinder Morgan, Inc., Term Loan                            6.820%        5/30/14             Ba2           1,500,670
      2,500    Petroleum Geo-Services, Term Loan, WI/DD                    TBD             TBD             Ba2           2,500,000
----------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Energy Equipment & Services                                                                         4,000,670
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.2%
      6,000    Community Health Systems, Inc., Term Loan, WI/DD            TBD             TBD             Ba3           6,014,064
        500    Concentra, Inc., Term Loan, WI/DD                           TBD             TBD             Ba2             502,031
      4,975    HCA, Inc., Term Loan                                      7.610%       11/17/13              BB           5,002,693
        998    Health Management Associates, Term Loan                   7.110%        2/28/14             Ba2             999,626
        715    IASIS Healthcare Corporation, WI/DD                         TBD             TBD             Ba2             716,763
        191    IASIS Healthcare Corporation, WI/DD                         TBD             TBD             Ba2             191,137
      2,089    IASIS Healthcare LLC, Term Loan B, WI/DD                    TBD             TBD             Ba2           2,092,691
        808    LifePoint Hospitals Holdings, Inc., Term Loan B           6.985%        4/15/14              BB             806,391

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

                                                                                WEIGHTED
   PRINCIPAL                                                                     AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                                    COUPON   MATURITY (6)   RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES (continued)
 $    2,862    Select Medical Corporation, Term Loan, WI/DD                         TBD           TBD            Ba2   $  2,853,414
        450    Sun Healthcare Group, Inc., Term Loan, DD1                           TBD           TBD            Ba2        451,732
        571    Sun Healthcare Group, Inc., Term Loan, DD1                           TBD           TBD            Ba2        572,197
      2,511    Sun Healthcare Group, Inc., Term Loan, DD1                           TBD           TBD            Ba2      2,518,074
        998    Vanguard Health Holding Company, LLC, Replacement Term Loan, WI/DD   TBD           TBD            Ba3      1,002,697
------------------------------------------------------------------------------------------------------------------------------------
     23,668    Total Health Care Providers & Services                                                                    23,723,510
------------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.3%
        990    Cedar Fair LP, Term Loan                                           7.320%      8/30/12             BB        995,259
        134    Travelport, Term Loan                                              7.860%      8/23/13            BB-        134,908
      1,262    Travelport, Term Loan                                              7.820%      8/23/13            BB-      1,269,145
      1,000    Venetian Casino Resort, LLC, Delayed Draw, Term Loan (7) (8)         TBD           TBD             BB           (893)
      4,000    Venetian Casino Resort, LLC, Term Loan, DD1                          TBD           TBD             BB      3,996,428
------------------------------------------------------------------------------------------------------------------------------------
      7,386    Total Hotels, Restaurants & Leisure                                                                        6,394,847
------------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
      2,923    Dealer Computer Service, Term Loan                                 7.360%     10/26/12             BB      2,940,627
------------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.1%
      1,990    Oshkosh Truck Corporation, Term Loan                               7.110%     12/06/13           BBB-      1,998,700
------------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 1.4%
      2,000    Blockbuster, Inc., Term Loan B, WI/DD                                TBD           TBD             B+      1,998,875
      1,075    Charter Communications Operating, LLC, Term Loan                   7.320%      3/06/14             B+      1,066,938
      3,000    Charter Communications Operating, LLC, Term Loan                   7.360%      9/06/14             B1      2,977,500
      2,500    Citadel Broadcasting Company, Term Loan                            6.945%      6/12/14            BB-      2,484,375
      4,000    Discovery Communications, Term Loan                                7.360%      5/14/14            N/R      4,021,876
      3,980    Neilsen Finance LLC, Term Loan B, DD1                                TBD           TBD            Ba3      4,008,581
        956    Philadelphia Newspapers, Term Loan                                 8.100%      6/29/13            N/R        960,526
      1,000    Tribune Company, Term Loan                                         7.875%      5/17/09            BB+      1,001,771
      5,000    Tribune Company, Term Loan                                         8.375%      5/17/14            BB+      4,893,750
        362    Univision Communications, Inc., Delayed Draw, Term Loan (7) (8)    1.000%      9/29/14            Ba3         (4,478)
      5,638    Univision Communications, Term Loan                                7.605%      9/15/14            Ba3      5,567,926
------------------------------------------------------------------------------------------------------------------------------------
     29,511    Total Media                                                                                               28,977,640
------------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.2%
      1,084    NRG Energy Inc., Term Loan                                         7.010%      2/01/13            Ba1      1,080,517
        800    NRG Energy Inc., Delayed Draw, Term Loan (7) (8)                   7.110%      2/01/13            Ba1         (5,000)
      2,610    NRG Energy Inc., Term Loan                                         7.110%      2/01/13            Ba1      2,602,718
------------------------------------------------------------------------------------------------------------------------------------
      4,494    Total Multi-Utilities                                                                                      3,678,235
------------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.1%
        990    Georgia-Pacific Corporation, Term Loan B                           7.110%     12/20/10            BB+        993,334
         54    Ply Gem Industries Inc., Term Loan                                 8.110%      8/15/11             B+         53,763
      1,446    Ply Gem Industries Inc., Term Loan                                 8.110%      8/15/11            BB-      1,442,351
------------------------------------------------------------------------------------------------------------------------------------
      2,490    Total Paper & Forest Products                                                                              2,489,448
------------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
      1,000    LNR Property Corporation, Term Loan B                              8.110%      7/12/11             B+      1,002,143
------------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.3%
      5,000    Swift Transportation, Term Loan                                    8.375%      5/10/14            BB-      4,947,320
------------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.1%
      1,016    Advanced Micro Devices, Term Loan B                                7.360%     12/31/13            Ba2      1,015,556
------------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.1%
      1,318    Intergraph Corporation, Term Loan                                  7.610%      5/29/13             B+      1,325,091
------------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.4%
      2,500    Burlington Coat Factory Warehouse Corporation, Term Loan           7.610%      5/28/11             B2      2,475,348
      3,477    Michaels Stores Inc., Term Loan, WI/DD                               TBD           TBD              B      3,448,361
      1,500    Toys "R" Us, Inc., Term Loan                                       8.320%      7/19/12             B3      1,508,555
------------------------------------------------------------------------------------------------------------------------------------
      7,477    Total Specialty Retail                                                                                     7,432,264
------------------------------------------------------------------------------------------------------------------------------------
 $  113,925    Total Variable Rate Senior Loan Interests (cost $111,782,661)                                            111,549,909
====================================================================================================================================

  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 15.3% (10.0% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.3%
 $      700    Alliant Techsystems Inc., 144A                            2.750%        9/15/11              B+      $      812,875
        500    Armor Holdings Inc.                                       2.000%       11/01/24              B+             895,000
        600    DRS Technologies, Inc., 144A                              2.000%        2/01/26              B+             660,000
      1,100    L-3 Communications Corporation                            3.000%        8/01/35             BB+           1,245,750
      1,000    Lockheed Martin Corporation                               5.110%        8/15/33              A-           1,348,400
----------------------------------------------------------------------------------------------------------------------------------
      3,900    Total Aerospace & Defense                                                                                 4,962,025
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.0%
        600    Arvinmeritor, Inc.                                        4.625%        3/01/26              B+             758,250
----------------------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY - 1.2%
      9,435    Amgen Inc., 144A, DD1                                     0.125%        2/01/11              A+           8,585,850
        500    Amgen Inc., 144A                                          0.375%        2/01/13              A+             446,250
      1,000    Amgen Inc.                                                0.375%        2/01/13              A+             892,500
      1,050    Cephalon, Inc., Series B                                  2.000%        6/01/15              B-           1,928,063
      1,400    Genzyme Corporation                                       1.250%       12/01/23             BBB           1,477,000
      4,439    Medimmune, Inc.                                           1.375%        7/15/11             BBB           7,934,713
      1,250    Medimmune, Inc.                                           1.625%        7/15/13             BBB           2,281,250
----------------------------------------------------------------------------------------------------------------------------------
     19,074    Total Biotechnology                                                                                      23,545,626
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.0%
        250    BlackRock Inc.                                            2.625%        2/15/35              A+             396,563
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 0.2%
      3,850    U.S. Bancorp                                              3.607%        8/06/37              AA           3,824,975
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.0%
        650    Getty Images, Inc.                                        0.500%        6/09/23             Ba2             654,875
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.9%
      2,000    Ciena Corporation                                         3.750%        2/01/08               B           1,987,500
        550    Juniper Networks Inc.                                     0.000%        6/15/08              BB             712,250
      9,560    Lucent Technologies Inc., Series B                        2.750%        6/15/25             Ba2          10,755,000
      2,740    Lucent Technologies Inc.                                  2.750%        6/15/23             Ba2           2,894,125
      1,750    Nortel Networks Corp.                                     4.250%        9/01/08              B-           1,734,688
----------------------------------------------------------------------------------------------------------------------------------
     16,600    Total Communications Equipment                                                                           18,083,563
----------------------------------------------------------------------------------------------------------------------------------
               COMPUTERS & PERIPHERALS - 0.3%
      1,850    EMC Corporation, 144A                                     1.750%       12/01/11            BBB+           2,344,875
      1,700    EMC Corporation, 144A                                     1.750%       12/01/13            BBB+           2,173,875
        500    Maxtor Corporation                                        2.375%        8/15/12             BB+             691,250
      1,200    Sandisk Corporation                                       1.000%        5/15/13             BB-           1,060,500
----------------------------------------------------------------------------------------------------------------------------------
      5,250    Total Computers & Peripherals                                                                             6,270,500
----------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.3%
      3,580    Quanta Services Inc., Series 144A                         3.750%        4/30/26             N/R           5,410,275
----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.2%
      3,750    SLM Corporation                                           5.305%        7/25/35              A2           3,765,000
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.0%
        750    Sealed Air Corporation, 144A                              3.000%        6/30/33             BBB             763,125
----------------------------------------------------------------------------------------------------------------------------------

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 0.2%
 $      400    Leucadia National Corporation                             3.750%       4/15/14            B+      $      668,500
      2,450    Merrill Lynch & Co. Inc.                                  0.000%       3/13/32           Aa3           3,018,155
-------------------------------------------------------------------------------------------------------------------------------
      2,850    Total Diversified Financial Services                                                                   3,686,655
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
      2,500    Qwest Communications International Inc.                   3.500%      11/15/25            B+           4,393,750
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
      1,475    Centerpoint Energy Inc.                                   3.750%       5/15/23          BBB-           2,299,156
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.0%
        500    General Cable Corporation                                 0.875%      11/15/13            B+             804,375
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
        900    Anixter International Inc.                                0.000%       7/07/33           BB-           1,024,875
        400    Fisher Scientific International, Inc.                     2.500%      10/01/23          BBB+             892,500
        700    SESI LLC, Convertible Bond, 144A                          1.500%      12/15/26           BB-             756,875
      1,150    Solectron Corporation, Series B                           0.500%       2/15/34           BB-           1,102,563
      1,100    Tech Data Corporation                                     2.750%      12/15/26          BBB-           1,075,250
        750    Vishay Intertechnology Inc.                               3.625%       8/01/23            B+             766,875
-------------------------------------------------------------------------------------------------------------------------------
      5,000    Total Electronic Equipment & Instruments                                                               5,618,938
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 1.2%
        500    Cooper Cameron Corporation                                1.500%       5/15/24          BBB+           1,045,625
      1,200    Halliburton Company                                       3.125%       7/15/23            A2           2,227,500
      1,500    Nabors Industries Inc.,144A                               0.940%       5/15/11            A-           1,470,000
      6,600    Nabors Industries Inc.,144A                               0.940%       5/15/11            A-           6,468,000
      6,900    Nabors Industries Inc., DD1                               0.000%       6/15/23           N/R           7,426,125
        500    Pride International Inc.                                  3.250%       5/01/33           Ba2             749,375
      1,700    Schlumberger Limited                                      2.125%       6/01/23            A+           3,629,500
        650    Transocean Inc.                                           1.500%       5/15/21            A-             963,625
-------------------------------------------------------------------------------------------------------------------------------
     19,550    Total Energy Equipment & Services                                                                     23,979,750
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.1%
      1,250    Archer Daniels Midland Company, 144A                      0.875%       2/15/14             A           1,193,750
      1,400    General Mills, Inc.                                       5.332%       4/11/37          BBB+           1,400,000
-------------------------------------------------------------------------------------------------------------------------------
      2,650    Total Food Products                                                                                    2,593,750
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
        500    Advanced Medical Optics                                   3.250%       8/01/26           N/R             450,625
        750    Beckman Coulter Inc., 144A                                2.500%      12/15/36           BBB             798,750
        250    Medtronic, Inc.                                           1.500%       4/15/11           AA-             266,250
     17,550    Medtronic, Inc.                                           1.500%       4/15/11           AA-          18,690,750
      1,800    Medtronic, Inc.                                           1.625%       4/15/13           AA-           1,899,000
      1,300    Saint Jude Medical, Inc., 144A                            1.220%      12/15/08          BBB+           1,290,250
-------------------------------------------------------------------------------------------------------------------------------
     22,150    Total Health Care Equipment & Supplies                                                                23,395,625
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.2%
        950    Health Management Associates Inc.                         1.500%       8/01/23          Baa3           1,020,063
        500    LifePoint Hospitals Inc.                                  3.250%       8/15/25             B             467,500
        800    Manor Care, Inc.                                          2.125%       8/01/35          BBB-           1,205,000
      2,525    Omnicare, Inc.                                            3.250%      12/15/35           BB-           2,124,156
-------------------------------------------------------------------------------------------------------------------------------
      4,775    Total Health Care Providers & Services                                                                 4,816,719
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 0.7%
      4,250    Caesars Entertainment Inc.                                5.350%       4/15/24          Baa3           5,685,225
      1,200    Carnival Corporation                                      2.000%       4/15/21            A-           1,521,000
      7,150    Carnival Corporation                                      1.132%       4/29/33            A-           4,933,500
        650    Hilton Hotels Corporation                                 3.375%       4/15/23           BB+             982,313
      1,550    International Game Technology, 144A                       2.600%      12/15/36           BBB           1,517,063
-------------------------------------------------------------------------------------------------------------------------------
     14,800    Total Hotels, Restaurants & Leisure                                                                   14,639,101
-------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 0.2%
      3,500    3M Company                                                0.000%      11/21/32           Aa1           3,171,875
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.6%
 $    8,015    American Financial Group Inc.                             1.486%       6/02/33           BBB      $    4,798,981
        400    Aon Corporation                                           3.500%      11/15/12          BBB+             796,500
      1,000    Conseco, Inc.                                             3.500%       9/30/35           BB-           1,021,250
      5,450    Prudential Financial, Inc.                                2.960%      12/12/36            A+           5,645,110
-------------------------------------------------------------------------------------------------------------------------------
     14,865    Total Insurance                                                                                       12,261,841
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL - 0.1%
      1,000    Amazon.com Inc.                                           4.750%       2/01/09           Ba3           1,023,750
-------------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 0.1%
        850    Yahoo! Inc.                                               0.000%       4/01/08          BBB-           1,151,750
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.1%
      1,050    Electronic Data Systems Corporation                       3.875%       7/15/23          BBB-           1,068,375
-------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 0.1%
        700    Eastman Kodak Company                                     3.375%      10/15/33            B1             738,500
        400    Hasbro Inc.                                               2.750%      12/01/21          BBB-             585,000
-------------------------------------------------------------------------------------------------------------------------------
      1,100    Total Leisure Equipment & Products                                                                     1,323,500
-------------------------------------------------------------------------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES - 0.1%
        500    Apogent Technologies, Inc.                                4.110%      12/15/33          BBB+             923,700
        650    Millipore Corporation                                     3.750%       6/01/26           N/R             699,563
-------------------------------------------------------------------------------------------------------------------------------
      1,150    Total Life Sciences Tools & Services                                                                   1,623,263
-------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.5%
        250    Danaher Corporation                                       0.000%       1/22/21            A+             277,188
        350    Kaydon Corporation                                        4.000%       5/23/23           BB-             633,500
      7,100    Trinity Industries Inc.                                   3.875%       6/01/36           BB-           7,996,375
-------------------------------------------------------------------------------------------------------------------------------
      7,700    Total Machinery                                                                                        8,907,063
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 1.5%
        650    Interpublic Group, Inc.                                   4.250%       3/15/23           Ba3             764,563
               Liberty Media Corporation, Senior Debentures,
      1,050     Exchangeable for Motorola Common Stock                   3.750%       2/15/30           BB+             657,563
               Liberty Media Corporation, Senior Debentures,
      4,900     Exchangeable for Motorola Common Stock                   3.500%       1/15/31           BB+           4,060,287
               Liberty Media Corporation, Senior Debentures,
      1,050     Exchangeable for PCS Common Stock, Series 1              4.000%      11/15/29           BB+             711,375
     11,600    Liberty Media Corporation                                 0.750%       3/30/23           BB+          14,239,000
      2,250    Omnicom Group, Inc.                                       0.000%       2/07/31            A-           2,348,438
      4,500    Omnicom Group, Inc.                                       0.000%       7/01/38            A-           4,899,375
      1,300    Walt Disney Company                                       2.125%       4/15/23            A2           1,563,250
-------------------------------------------------------------------------------------------------------------------------------
     27,300    Total Media                                                                                           29,243,851
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.3%
      4,325    Dominion Resources Inc., Series C                         2.125%      12/15/23           BBB           5,076,469
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.6%
      1,900    Chesapeake Energy Corporation, 144A                       2.750%      11/15/35            BB           2,068,625
        800    Devon Energy Corporation                                  4.900%       8/15/08           BBB           1,262,000
      7,450    Peabody Energy Corp., Convertible Bond, DD1               4.750%      12/15/66           Ba3           7,906,313
-------------------------------------------------------------------------------------------------------------------------------
     10,150    Total Oil, Gas & Consumable Fuels                                                                     11,236,938
-------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.9%
      5,110    Allergan Inc., 144A                                       1.500%       4/01/26             A           5,429,375
      5,140    Allergan Inc.                                             1.500%       4/01/26             A           5,461,250
      1,050    Bristol-Myers Squibb Company                              4.860%       9/15/23            A+           1,068,375
        700    Myland Labs, Inc.                                         1.250%       3/15/12           BB+             679,000
        895    Teva Pharmaceutical Finance, Series A                     0.500%       2/01/24           BBB           1,031,488
        900    Teva Pharmaceutical Finance, Series B                     0.250%       2/01/24           BBB           1,100,250
        800    Watson Pharmaceuticals Inc.                               1.750%       3/15/23           BB+             779,000
      1,650    Wyeth                                                     4.883%       1/15/24            A+           1,874,730
-------------------------------------------------------------------------------------------------------------------------------
     16,245    Total Pharmaceuticals                                                                                 17,423,468
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 1.2%
        750    Archstone-Smith Trust                                     4.000%       7/15/36          BBB+             789,375
     11,100    Boston Properties Limited Partnership, 144A               2.875%       2/15/37          BBB+          10,420,125

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE (continued)
 $      800    Boston Properties Limited Partnership                     3.750%       5/15/36          BBB+      $      883,000
        650    Brandywine Operating Partnership                          3.875%      10/15/26          BBB-             621,563
        750    BRE Properties Inc.                                       4.125%       8/15/26           BBB             779,063
      1,050    Developers Diversified Realty Corporation                 3.000%       3/15/12           BBB             971,250
        700    Duke Realty Corporation, Series D                         3.750%      12/01/11          BBB+             668,500
        850    Health Care REIT, Inc.                                    4.750%      12/01/26          Baa2             862,750
      1,100    Hospitality Properties Trust                              3.800%       3/15/27           BBB           1,067,000
        700    Host Hotels & Resorts Inc, 144A                           2.625%       4/15/27            BB             644,000
        550    Host Marriott LP, 144A                                    3.250%       4/15/24           Ba1             784,438
      1,400    Prologis, 144A                                            2.250%       4/01/37          BBB+           1,326,500
        900    Vornado Realty Trust                                      2.850%       4/01/27           BBB             839,250
        950    Vornado Realty                                            3.875%       4/15/25           BBB           1,223,125
        950    Weingarten Realty Investment Trust                        3.950%       8/01/26            A-             960,688
-------------------------------------------------------------------------------------------------------------------------------
     23,200    Total Real Estate                                                                                     22,840,627
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
        550    Forest City Enterprises, Inc.                             3.625%      10/15/11           BB-             604,010
      3,785    Tanger Properties Limited Partnership                     3.750%       8/15/26          BBB-           4,243,931
-------------------------------------------------------------------------------------------------------------------------------
      4,335    Total Real Estate Management & Development                                                             4,847,941
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.2%
      1,575    CSX Corporation                                           0.000%      10/30/21          BBB-           2,525,906
        700    Yellow Roadway Corporation                                5.000%       8/08/23          BBB-             856,625
-------------------------------------------------------------------------------------------------------------------------------
      2,275    Total Road & Rail                                                                                      3,382,531
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.3%
      2,150    Advanced Micro Devices, Inc.                              6.000%       5/01/15            B-           2,080,125
        800    Cypress Semiconductor Corporation 144A                    1.000%       9/15/09            B-             888,000
      1,900    Intel Corporation                                         2.950%      12/15/35            A-           1,821,625
      1,300    Xilinx Inc., 144A                                         3.125%       3/15/37            BB           1,316,250
-------------------------------------------------------------------------------------------------------------------------------
      6,150    Total Semiconductors & Equipment                                                                       6,106,000
-------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.2%
      3,000    Amdocs Limited                                            0.500%       3/15/24          BBB-           3,112,500
               Computer Associates International Inc., Series
        500     144A                                                     1.625%      12/15/09           Ba1             669,375
        700    Red Hat Inc.                                              0.500%       1/15/24            B+             732,375
-------------------------------------------------------------------------------------------------------------------------------
      4,200    Total Software                                                                                         4,514,250
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.1%
        700    TJX Companies, Inc.                                       0.000%       2/13/21            A-             644,875
      2,190    United Auto Group, Inc.                                   3.500%       4/01/26             B           2,373,413
-------------------------------------------------------------------------------------------------------------------------------
      2,890    Total Specialty Retail                                                                                 3,018,288
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      1,524    GATX Corporation                                          5.000%       8/15/23          BBB+           3,034,665
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.3%
        550    American Tower Corporation                                3.000%       8/15/12           BB+           1,161,188
      4,500    Nextel Communications, Inc.                               5.250%       1/15/10           BBB           4,494,375
-------------------------------------------------------------------------------------------------------------------------------
      5,050    Total Wireless Telecommunication Services                                                              5,655,563
-------------------------------------------------------------------------------------------------------------------------------
 $  273,363    TOTAL CONVERTIBLE BONDS (COST $285,830,084)                                                          301,574,604
===============================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (3)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 9.9% (6.5% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 0.2%
 $    1,000    Hexcel Corporation                                        6.750%       2/01/15            B+      $      975,000
      2,500    K&F Acquisition Inc.                                      7.750%      11/15/14            B-           2,662,500
-------------------------------------------------------------------------------------------------------------------------------
      3,500    Total Aerospace & Defense                                                                              3,637,500
-------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 0.0%
        800    Keystone Automotive Operations Inc.                       9.750%      11/01/13          CCC+             700,000
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 0.2%
 $    1,000    Nell AF Sarl                                              8.375%       8/15/15             B      $      962,500
      3,000    Rockwood Specialties Group Inc., Series WI                7.500%      11/15/14            B-           3,030,000
-------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Chemicals                                                                                        3,992,500
-------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.0%
        900    Williams Scotsman Inc.                                    8.500%      10/01/15            B+             933,750
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.3%
        227    MDP Acquisitions PLC, Senior Notes                        9.625%      10/01/12             B             238,918
               Owens-Brockway Glass Containers, Guaranteed Senior
      3,000     Note                                                     8.250%       5/15/13            BB           3,120,000
      3,000    Owens-Illinois Inc.                                       7.500%       5/15/10             B           3,041,250
-------------------------------------------------------------------------------------------------------------------------------
      6,227    Total Containers & Packaging                                                                           6,400,168
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
      2,000    Intelsat Subsidiary Holding Company Limited               8.500%       1/15/13            B+           2,040,000
        750    Syniverse Technologies Inc., Series B                     7.750%       8/15/13             B             720,000
      1,500    Telcorida Technologies, Inc.                              9.110%       7/15/12             B           1,485,000
-------------------------------------------------------------------------------------------------------------------------------
      4,250    Total Diversified Telecommunication Services                                                           4,245,000
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.1%
        500    Mirant North America LLC                                  7.375%      12/31/13            B2             513,750
      1,000    Sierra Pacific Resources, Series 2006                     6.750%       8/15/17            B1             988,060
-------------------------------------------------------------------------------------------------------------------------------
      1,500    Total Electric Utilities                                                                               1,501,810
-------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2%
      1,800    Hanover Compressor Company                                7.500%       4/15/13             B           1,818,000
      2,500    Pride International Inc.                                  7.375%       7/15/14           Ba2           2,518,750
-------------------------------------------------------------------------------------------------------------------------------
      4,300    Total Energy Equipment & Services                                                                      4,336,750
-------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.1%
      2,000    Stater Brothers Holdings Inc.                             8.125%       6/15/12            B+           2,025,000
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.4%
      4,610    Del Monte Corporation                                     8.625%      12/15/12             B           4,782,875
      1,096    Dole Foods Company                                        8.625%       5/01/09            B-           1,098,740
      2,700    Dole Foods Company                                        7.875%       7/15/13            B-           2,646,000
-------------------------------------------------------------------------------------------------------------------------------
      8,406    Total Food Products                                                                                    8,527,615
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 0.4%
      3,000    Community Health Systems, Inc., WI/DD                     8.875%       7/15/15            B3           3,056,250
        700    HCA The Health Care Corporation Inc., 144A                9.125%      11/15/14           BB-             737,625
        700    HCA The Health Care Corporation Inc., 144A                9.250%      11/15/16           BB-             747,250
      3,000    US Oncology Inc.                                         10.750%       8/15/14            B2           3,225,000
-------------------------------------------------------------------------------------------------------------------------------
      7,400    Total Health Care Providers & Services                                                                 7,766,125
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.1%
      4,075    Boyd Gaming Corporation                                   7.750%      12/15/12           Ba3           4,197,250
      1,500    Herbst Gaming Inc.                                        7.000%      11/15/14            B-           1,413,750
      1,650    Jacobs Entertainment Inc.                                 9.750%       6/15/14            B-           1,722,188
      2,000    Landry's Restaurants Inc., Series B                       7.500%      12/15/14            B-           1,950,000
      1,000    Park Place Entertainment                                  7.875%       3/15/10           Ba1           1,028,800
      2,000    Pinnacle Entertainment Inc.                               8.250%       3/15/12            B-           2,070,000
      3,000    Pinnacle Entertainment Inc.                               8.750%      10/01/13            B-           3,150,000
      1,750    Seminole Hard Rock Entertainment, Inc.                    7.860%       3/15/14            BB           1,771,875
      4,000    Universal City Development Partners                      11.750%       4/01/10            B1           4,250,000
-------------------------------------------------------------------------------------------------------------------------------
     20,975    Total Hotels, Restaurants & Leisure                                                                   21,553,863
-------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
        600    NRG Energy Inc.                                           7.250%       2/01/14            B1             603,000
        600    NRG Energy Inc.                                           7.375%       2/01/16            B1             603,000
-------------------------------------------------------------------------------------------------------------------------------
      1,200    Total Independent Power Producers & Energy Traders                                                     1,206,000
-------------------------------------------------------------------------------------------------------------------------------

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
 $    1,500    Liberty Mutual Group                                      7.800%       3/15/37          Baa3      $    1,416,206
      4,000    Progressive Corporation                                   6.700%       6/15/37            A2           3,982,608
-------------------------------------------------------------------------------------------------------------------------------
      5,500    Total Insurance                                                                                        5,398,814
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 0.4%
      1,950    Global Cash Access LLC                                    8.750%       3/15/12            B-           2,032,875
      4,750    SunGard Data Systems Inc.                                 9.125%       8/15/13            B-           4,886,563
-------------------------------------------------------------------------------------------------------------------------------
      6,700    Total IT Services                                                                                      6,919,438
-------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.2%
      3,000    Greenbrier Companies, Inc.                                8.375%       5/15/15            B+           3,037,500
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.9%
      6,900    Allbritton Communications Company, Series B               7.750%      12/15/12            B1           6,969,000
      2,000    AMC Entertainment Inc.                                    8.000%       3/01/14            B2           1,970,000
      4,200    American Media Operations Inc., Series B                 10.250%       5/01/09          Caa2           4,000,500
      5,000    Cablevision Systems Corporation, Series B                 8.125%       8/15/09            B+           5,112,500
      3,000    Cablevision Systems Corporation                           7.250%       7/15/08            B+           3,030,000
      2,000    Cablevision Systems Corporation                           8.125%       7/15/09            B+           2,045,000
      2,000    Charter Communications Operating LLC, 144A                8.000%       4/30/12            B+           2,035,000
      1,000    Dex Media West LLC                                        8.500%       8/15/10            B1           1,038,750
      2,198    Dex Media West LLC                                        9.875%       8/15/13             B           2,362,850
      4,000    MediaNews Group Inc.                                      6.375%       4/01/14             B           3,350,000
      1,950    Panamsat Corporation                                      9.000%       8/15/14            B2           2,042,625
      6,000    Primedia Inc., Senior Notes                               8.875%       5/15/11             B           6,195,000
      2,000    R. H. Donnelley Finance Corp 1                           10.875%      12/15/12             B           2,137,500
      2,000    Sun Media Corporation                                     7.625%       2/15/13           Ba2           2,020,000
      6,200    Vertis Inc.                                               9.750%       4/01/09            B1           6,324,000
      5,500    Young Broadcasting Inc., Senior Subordinated Note        10.000%       3/01/11          Caa1           5,500,000
      2,000    Young Broadcasting Inc.                                   8.750%       1/15/14          Caa1           1,900,000
-------------------------------------------------------------------------------------------------------------------------------
     57,948    Total Media                                                                                           58,032,725
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.2%
      3,000    Chaparral Steel Company                                  10.000%       7/15/13            B+           3,288,750
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.3%
      2,600    Bon-Ton Department Stores Inc.                           10.250%       3/15/14            B-           2,645,500
      2,400    Dynegy Holdings Inc.                                      8.375%       5/01/16            B2           2,358,000
        500    Northwestern Corporation                                  5.875%      11/01/14          BBB-             485,926
-------------------------------------------------------------------------------------------------------------------------------
      5,500    Total Multi-Utilities                                                                                  5,489,426
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.6%
        600    Chaparral Energy Inc.                                     8.500%      12/01/15          CCC+             589,500
      4,345    Chesapeake Energy Corporation                             7.750%       1/15/15            BB           4,442,763
               Hilcorp Energy I LP/Hilcorp Finance Company,
      1,000     Series 144A                                              7.750%      11/01/15             B             975,000
      2,000    Premcor Refining Group Inc.                               7.500%       6/15/15           BBB           2,063,792
      3,000    SemGroup LP, 144A                                         8.750%      11/15/15            B1           3,030,000
      1,500    Whiting Petroleum Corporation                             7.000%       2/01/14            B1           1,417,500
-------------------------------------------------------------------------------------------------------------------------------
     12,445    Total Oil, Gas & Consumable Fuels                                                                     12,518,555
-------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.4%
      2,000    Georgia Pacific Corporation, Debentures                   7.700%       6/15/15             B           1,990,000
      5,000    Georgia Pacific Corporation, Notes                        8.125%       5/15/11             B           5,131,250
-------------------------------------------------------------------------------------------------------------------------------
      7,000    Total Paper & Forest Products                                                                          7,121,250
-------------------------------------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS - 0.1%
      1,600    Prestige Brands Inc.                                      9.250%       4/15/12            B-           1,648,000
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 0.2%
      3,000    Felcor Lodging Trust Inc., 144A                           7.260%      12/01/11           Ba3           3,015,000
      1,000    Trustreet Properties, Inc.                                7.500%       4/01/15           AAA           1,076,806
        500    Ventas Realty LP, Series WI                               7.125%       6/01/15           BB+             506,250
-------------------------------------------------------------------------------------------------------------------------------
      4,500    Total Real Estate                                                                                      4,598,056
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (3)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.2%
 $    2,400    Avago Technologies Finance Pte Limited                   10.375%      12/01/13             B      $    2,568,000
      2,000    NXP BV                                                    8.106%      10/15/13           Ba2           2,012,500
-------------------------------------------------------------------------------------------------------------------------------
      4,400    Total Semiconductors & Equipment                                                                       4,580,500
-------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.4%
      1,000    Quiksilver Inc.                                           6.875%       4/15/15           Ba3             945,000
      7,000    Warnaco Inc., Senior Notes                                8.875%       6/15/13           BB-           7,420,000
-------------------------------------------------------------------------------------------------------------------------------
      8,000    Total Specialty Retail                                                                                 8,365,000
-------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      4,000    Jostens IH Corporation                                    7.625%      10/01/12            B1           4,000,000
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      2,000    United Rentals North America Inc.                         6.500%       2/15/12            B+           1,975,000
-------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      1,500    IPCS, Inc.                                                7.480%       5/01/13            B1           1,509,375
-------------------------------------------------------------------------------------------------------------------------------
 $  192,551    TOTAL CORPORATE BONDS (COST $197,110,534)                                                            195,308,470
===============================================================================================================================
   PRINCIPAL
AMOUNT (000)/
      SHARES    DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (3)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 29.0% (19.1% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 3.8%
      1,250     C.A. Preferred Fund Trust II                              7.000%      10/30/49            A1      $    1,242,399
     32,750     C.A. Preferred Funding Trust                              7.000%       1/30/49            A1          32,511,744
      3,000     Compass Trust I, Series A                                 8.230%       1/15/27            A3           3,123,450
     12,400     Dresdner Funding Trust I, 144A                            8.151%       6/30/31            A1          14,322,360
      2,000     First Hawaiian Capital Trust I, Series B                  8.343%       7/01/27            A-           2,087,154
      3,500     First Union Capital Trust II, Series A                    7.950%      11/15/29            A1           4,112,959
      6,700     Kleinwort Benson Group PLC                                5.848%      12/31/99           N/R           5,757,585
      2,200     MUFG Capital Finance 2                                    4.850%       7/25/56           BBB           2,794,538
      9,000     State Street Institutional Capital Trust, 144A            8.035%       3/15/27            A1           9,372,627
--------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                 75,324,816
                ----------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 16.9%
      2,000     AB Svensk Exportkredit, 144A                              6.375%      10/27/49           AA-           1,985,134
      8,000     Abbey National Capital Trust I                            8.963%       6/30/50            A+          10,154,824
     43,100     AgFirst Farm Credit Bank                                  7.300%      12/15/53            A-          43,057,590
     13,070     Bank One Capital III                                      8.750%       9/01/30           Aa3          16,660,786
      2,600     BankAmerica Institutional Capital Trust, Series B, 144A   7.700%      12/31/26           Aa2           2,698,280
      1,000     BanPonce Trust I, Series A                                8.327%       2/01/27            A3           1,041,630
      4,000     Barclays Bank PLC, 144A                                   8.550%       6/15/49           Aa3           4,408,680
      4,000     BBVA International Preferred SA, Unipersonal              5.919%      10/18/49            A1           3,759,456
      1,000     Capital One Capital IV Corporation                        6.745%       2/17/37          Baa1             923,241
      2,000     CBG Florida REIT Corporation                              7.114%      11/15/49          Baa3           1,976,726
     10,100     DBS Capital Funding Corporation, 144A                     7.657%       3/15/49           Aa3          10,772,953
      2,400     Den Norske Bank, 144A                                     7.729%       6/29/49           Aa3           2,555,527
      5,750     First Empire Capital Trust I                              8.234%       2/01/27            A3           5,993,530
     11,000     First Empire Capital Trust II                             8.277%       6/01/27            A3          11,471,757
      4,250     First Midwest Bancorp Inc.                                6.950%      12/01/33          Baa1           4,338,919
     14,250     HBOS Capital Funding LP, Notes                            6.850%       3/23/49            A1          13,923,233
     18,100     HBOS PLC, Series 144A                                     6.413%       4/01/49            A1          16,994,199
     12,838     HSBC Capital Funding LP, 144A                             9.547%      12/31/49            A1          14,185,708
     14,000     HSBC Capital Funding LP, Debt                            10.176%       6/30/50            A1          19,649,168
     19,605     KBC Bank Fund Trust III, 144A                             9.860%       5/02/50            A1          21,389,114
      4,000     KeyCorp Capital III                                       7.750%       7/15/29            A3           4,551,428
      8,000     Lloyds TSB Bank PLC, Subordinated Note                    6.900%      11/22/49           Aa2           7,909,920
      4,000     Mizuho Financial Group                                    8.375%       4/27/49           Aa3           4,178,124
      1,000     Nordbanken AB, 144A                                       8.950%      11/29/49           Aa3           1,067,059
     10,000     North Fork Capital Trust II                               8.000%      12/15/27          Baa1          10,462,830
      6,000     Northgroup Preferred Capital Corporation, 144A            6.378%      10/15/57            A1           5,836,776
      2,000     Popular North American Capital Trust I                    6.564%       9/15/34            A3           1,835,998
      4,150     RBS Capital Trust B                                       6.800%      12/31/49            A1           4,067,967

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                                 COUPON      MATURITY    RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
      2,000     Reliance Capital Trust I, Series B                              8.170%       5/01/28           N/R    $    2,109,564
      1,202     Republic New York Capital II, Capital Securities                7.530%      12/04/26            A1         1,247,255
      6,200     Royal Bank of Scotland Group PLC                                9.118%       3/31/49           Aa3         6,744,478
      3,500     Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A     7.160%       7/25/49          Baa2         3,496,721
      3,100     Standard Chartered PLC, 144A                                    6.409%       1/30/57          BBB+         2,961,380
     11,700     Standard Chartered PLC, 144A                                    7.014%       1/30/58          BBB+        11,256,125
     14,700     Swedbank ForeningsSparbanken AB, 144A                           9.000%       9/17/50           Aa3        15,836,031
     15,290     Unicredito Italiano Capital Trust, 144A                         9.200%       4/05/51            A1        16,895,465
        600     Union Bank of Norway                                            7.068%      11/19/49            A2           884,425
                Washington Mutual Preferred Funding Cayman, Series
     25,600      A-1, 144A                                                      7.250%       3/15/49          Baa1        25,379,994
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   334,661,995
                --------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 2.6%
      4,800     Fulton Capital Trust I                                          6.290%       2/01/36            A3         4,545,989
     18,600     JPMorgan Chase Capital Trust XVIII                              6.950%       8/17/36           Aa3        18,859,693
      3,767     MM Community Funding Trust I Limited                            8.030%       6/15/31           Aaa         4,125,103
     23,600     Old Mutual Capital Funding, Notes                               8.000%       6/22/53          Baa2        24,190,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                      51,720,785
                --------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
     19,080     Centaur Funding Corporation, Series B, 144A                     9.080%       4/21/20           BBB        21,429,225
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.6%
     10,000     American General Capital II                                     8.500%       7/01/30           Aa3        12,470,520
      4,980     American General Institutional Capital, 144A                    8.125%       3/15/46           Aa3         6,030,083
      9,800     AXA SA, 144A                                                    6.463%      12/14/49          BBB+         9,128,014
      1,000     Great West Life and Annuity Insurance Company                   7.153%       5/16/46            A-         1,025,770
      7,300     MetLife Inc.                                                    6.400%      12/15/66          BBB+         6,783,737
      1,550     Nationwide Financial Services Capital Trust                     7.899%       3/01/37          Baa1         1,753,207
      7,600     Oil Insurance Limited, 144A                                     7.558%      12/30/49          Baa1         7,882,576
      2,550     Prudential PLC                                                  6.500%       6/29/49             A         2,424,696
      9,000     QBE Capital Funding Trust II, 144A                              6.797%       6/01/49           BBB         8,803,755
     15,000     XL Capital, Limited                                             6.500%      10/15/57           BBB        14,112,600
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                           70,414,958
                --------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.5%
     10,355     KN Capital Trust III                                            7.630%       4/15/28            B1         9,760,934
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 0.0%
      3,500     PS Business Parks Inc., Series M                                7.200%       3/30/55          BBB-            88,305
------------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.4%
      7,600     Burlington Northern Santa Fe Funding Trust I                    6.613%      12/15/55           BBB         6,960,331
------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.1%
                Caisse Nationale Des Caisses d'Epargne et de
      2,000      Prevoyance                                                     6.750%       1/27/49            A+         1,944,380
      1,000     Washington Mutual Preferred Funding Trust II                    6.665%       3/15/57          Baa1           956,281
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                           2,900,661
                --------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST $600,320,196)                                                   573,262,010
                ====================================================================================================================
     SHARES     DESCRIPTION (1)                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 2.2% (1.4% OF TOTAL INVESTMENTS)
                BlackRock Preferred and Corporate Income
     99,306      Strategies Fund                                                                                      $    2,026,835
    652,633     BlackRock Preferred Income Strategies Fund                                                                12,700,238
     13,829     BlackRock Preferred Opportunity Trust                                                                        329,822
                Flaherty and Crumrine/Claymore Preferred
    617,866      Securities Income Fund Inc.                                                                              12,616,824
                Flaherty and Crumrine/Claymore Total Return Fund
    147,335      Inc.                                                                                                      3,004,161
    535,483     John Hancock Preferred Income Fund III                                                                    11,657,465
     15,690     John Hancock Preferred Income Fund II                                                                        373,422
     11,024     John Hancock Preferred Income Fund                                                                           262,113
------------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT COMPANIES (COST $42,900,497)                                                             42,970,880
                ====================================================================================================================

  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                        COUPON        MATURITY                            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 24.4% (16.0% OF TOTAL INVESTMENTS)
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.3%
 $    5,000     United States of America Treasury Bills                   4.450%       8/02/07                    $    4,980,840
--------------------------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS - 24.1%
                Repurchase Agreement with Fixed Income Clearing
                 Corporation, dated 6/29/07, repurchase price
                 $476,893,959, collateralized by $200,000,000 U.S.
                 Treasury Notes, 4.750%, due 11/15/08, value
                 $200,500,000, $75,000,000 U.S. Treasury Notes,
                 3.125%, due 10/15/08, value $73,687,500,
                 $2,320,000 U.S. Treasury Notes, 2.625%, due
                 3/15/09, value $2,247,500, $129,925,000 U.S.
                 Treasury Notes, 5.125%, due 6/30/08, value
                 $133,335,531 and $75,000,000 U.S. Treasury Notes,
    476,735      4.750%, due 12/31/08, value $76,500,000                  4.000%       7/02/07                       476,735,047
 ==========     ----------------------------------------------------------------------------------------------------------------
 $  481,735     TOTAL SHORT-TERM INVESTMENTS (COST $481,715,887)                                                     481,715,887
================================================================================================================================
                Total Investments (cost $3,009,898,227) - 152.0%                                                   3,004,198,891
                ================================================================================================================

                                                                         NOTIONAL        EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (9)              DATE        PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - 0.0% (10)
       (48)  eBay, Inc.                                        $         (156,000)          1/19/08        $32.5     $     (158,666)
-----------------------------------------------------------------------------------------------------------------------------------
       (48)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED               (156,000)                                         (158,666)
              $158,666)
===================================================================================================================================
             OTHER ASSETS LESS LIABILITIES -- (3.2)%                                                                    (62,293,365)
             ======================================================================================================================
             PREFERRED SHARES, AT LIQUIDATION VALUE --(48.8)%                                                          (965,000,000)
             ======================================================================================================================
             NET ASSETS APPLICABLE TO COMMON SHARES -- 100%                                                          $1,976,746,860
             ======================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2007:

                                         FUND                                       FIXED RATE                   UNREALIZED
                      NOTIONAL    PAY/RECEIVE      FLOATING RATE     FIXED RATE        PAYMENT  TERMINATION    APPRECIATION
   COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX   (ANNUALIZED)      FREQUENCY         DATE  (DEPRECIATION)
   ------------------------------------------------------------------------------------------------------------------------
   JPMorgan Chase  $97,000,000        Receive  1-Month USD-LIBOR         3.360%        Monthly     1/23/09   $   2,884,801
   Morgan Stanley   97,000,000        Receive  1-Month USD-LIBOR         3.048         Monthly     1/23/08       1,308,940
   ------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   4,193,741
   ========================================================================================================================
   USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                 UNREALIZED
                         CONTRACT   NUMBER OF     CONTRACT        VALUE AT     APPRECIATION
   TYPE                  POSITION   CONTRACTS   EXPIRATION   JUNE 30, 2007   (DEPRECIATION)
   ----------------------------------------------------------------------------------------
   U.S. Treasury Bond        Long         482         9/07   $  51,935,500    $  (670,220)
   U.S. 10-Year
    Treasury Notes           Long         780         9/07      82,448,438       (609,316)
   ----------------------------------------------------------------------------------------
                                                                              $(1,279,536)
   ========================================================================================

         JQC
        Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (4)      Investment is eligible for the Dividends Received Deduction.
        (5)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (6)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (7)      Position represents an unfunded Senior Loan commitment outstanding at June 30, 2007.
        (8)      Negative value represents unrealized depreciation on Senior Loan commitment at June 30,
                 2007.
        (9)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
       (10)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.
      CORTS      Corporate Backed Trust Securities.
        DD1      Portion purchased on a delayed delivery basis.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS AND LIABILITIES

                                                June 30, 2007 (Unaudited)

                                                                                  MULTI-STRATEGY
                                                              MULTI-STRATEGY              INCOME
                                                                  INCOME AND        AND GROWTH 2
                                                                GROWTH (JPC)               (JQC)
------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,214,326,830 and
  $3,009,898,227,
  respectively)                                               $2,214,582,435     $3,004,198,891
Cash                                                               2,598,738          6,081,117
Unrealized appreciation on interest rate swaps                     3,050,395          4,193,741
Receivables:
  Dividends                                                        3,639,833          4,418,665
  Interest                                                         9,495,806         15,155,046
  Investments sold                                                10,438,768         11,878,521
  Call options sold                                                  728,610            158,666
  Reclaims                                                             3,993             17,681
  Variation margin on futures contracts                              618,625            856,938
Other assets                                                         167,637            168,156
------------------------------------------------------------------------------------------------
     Total assets                                              2,245,324,840      3,047,127,422
------------------------------------------------------------------------------------------------
LIABILITIES
Call options written, at value (premiums received $1,777,824
  and $158,666, respectively)                                      1,705,810            158,666
Payable for investments purchased                                140,316,048        102,751,259
Accrued expenses:
  Management fees                                                    908,044          1,229,062
  Other                                                              525,365            698,553
FundPreferred shares dividends payable                               429,138            543,022
------------------------------------------------------------------------------------------------
     Total liabilities                                           143,884,405        105,380,562
------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       708,000,000        965,000,000
------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,393,440,435     $1,976,746,860
------------------------------------------------------------------------------------------------
Common shares outstanding                                         99,714,628        140,495,800
------------------------------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $        13.97     $        14.07
------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $      997,146     $    1,404,958
Paid-in surplus                                                1,396,122,245      1,979,517,242
Undistributed (Over-distribution of) net investment income       (47,998,794)       (64,972,224)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                         41,863,742         63,580,327
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                      2,456,096         (2,783,443)
------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $1,393,440,435     $1,976,746,860
------------------------------------------------------------------------------------------------
Authorized shares:
  Common                                                           Unlimited          Unlimited
  FundPreferred                                                    Unlimited          Unlimited
------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Six months ended June 30, 2007
                                                (Unaudited)

                                                                                    MULTI-STRATEGY       MULTI-STRATEGY
                                                                                            INCOME               INCOME
                                                                                        AND GROWTH         AND GROWTH 2
                                                                                             (JPC)                (JQC)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $14,817 and $47,930, respectively)           27,658$,233         $ 34,927,911
Interest                                                                                26,210,734           40,242,405
------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                53,868$,967         $ 75,170,316
------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          8,920,249           12,217,996
FundPreferred shares - auction fees                                                        877,727            1,196,336
FundPreferred shares - dividend disbursing agent fees                                       15,267               29,030
Shareholders' servicing agent fees and expenses                                              3,586                3,890
Custodian's fees and expenses                                                              235,208              289,915
Trustees' fees and expenses                                                                 31,090               42,460
Professional fees                                                                           44,567               54,553
Shareholders' reports - printing and mailing expenses                                      292,185              438,289
Stock exchange listing fees                                                                 17,718               24,970
Investor relations expense                                                                 159,872              217,084
Other expenses                                                                              26,983               33,729
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                                         10,624,452           14,548,252
  Custodian fee credit                                                                     (10,291)             (15,095)
  Expense reimbursement                                                                 (3,390,480)          (4,737,523)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             7,223,681            9,795,634
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   46,645,286           65,374,682
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                                           52,579,057           79,019,363
  Interest rate swaps                                                                    1,726,227            2,312,954
  Foreign currencies                                                                           541              (12,884)
  Futures                                                                              (11,733,456)         (16,644,225)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                                          (41,507,859)         (54,307,159)
  Interest rate swaps                                                                   (1,198,144)          (1,588,518)
  Foreign currencies                                                                           257                 (963)
  Futures                                                                                 (923,575)          (1,279,536)
  Options                                                                                   72,013                   --
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                   (984,939)           7,499,032
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From and in excess of net investment income                                            (17,670,853)         (24,197,759)
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                                          (17,670,853)         (24,197,759)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations      27,989$,494         $ 48,675,955
========================================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS (Unaudited)

                                                                           MULTI-STRATEGY                    MULTI-STRATEGY
                                                                       INCOME AND GROWTH (JPC)          INCOME AND GROWTH 2 (JQC)
                                                                   -------------------------------   -------------------------------
                                                                       SIX MONTHS                        SIX MONTHS
                                                                            ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                                          6/30/07         12/31/06          6/30/07         12/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $   46,645,286   $  102,112,868   $   65,374,682  $  146,092,103
Net realized gain (loss) from:
  Investments                                                          52,579,057       24,700,838       79,019,363      36,010,475
  Interest rate swaps                                                   1,726,227        5,199,947        2,312,954       7,022,965
  Foreign currencies                                                          541               --          (12,884)             --
  Futures                                                             (11,733,456)              --      (16,644,225)             --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                         (41,507,859)      22,163,953      (54,307,159)     28,002,882
  Interest rate swaps                                                  (1,198,144)      (3,391,223)      (1,588,518)     (4,572,392)
  Foreign currencies                                                          257            1,175             (963)          1,624
  Futures                                                                (923,575)              --       (1,279,536)             --
  Options                                                                  72,013               --               --              --
Distributions to FundPreferred shareholders :
  From and in excess of net investment income                         (17,670,853)              --      (24,197,759)             --
  From net investment income                                                   --      (30,872,125)              --     (42,096,311)
  From accumulated net realized gains                                          --       (2,714,021)              --      (3,927,167)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from operations                                        27,989,494      117,201,412       48,675,955     166,534,179
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                           (56,837,339)              --      (80,082,607)             --
From net investment income                                                     --      (86,742,611)              --    (131,242,436)
From accumulated net realized gains                                            --       (7,661,112)              --     (12,257,268)
Tax return of capital                                                          --      (15,334,925)              --     (10,571,536)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                           (56,837,339)    (109,738,648)     (80,082,607)   (154,071,240)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                                      --       (5,457,666)              --      (6,388,907)
Net proceeds from Common shares issued to shareholders
  due to reinvestment of distributions                                    337,266               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from capital share transactions                           337,266       (5,457,666)              --      (6,388,907)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares     (28,510,579)       2,005,098      (31,406,652)      6,074,032
Net assets applicable to Common shares at the beginning of period   1,421,951,014    1,419,945,916    2,008,153,512   2,002,079,480
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period        $1,393,440,435   $1,421,951,014   $1,976,746,860  $2,008,153,512
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
  income at the end of period                                      $  (47,998,794)  $  (20,135,888)  $  (64,972,224) $  (26,066,540)
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

   Notes to
   FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

The Funds' Board of Trustees recently approved certain investment policy changes designed to provide each Fund with greater flexibility to pursue their investment objectives of high current income and total return. Each Fund is no longer obligated to invest a minimum of their managed assets in preferred and/or convertible securities. Such investments are now part of a broader strategy in which each of the Funds will allocate their assets to maintain a strategic asset mix of approximately 70% income-oriented debt securities and 30% equities and equity-like securities. The Funds have been authorized to invest in direct equity investments now including both domestic and international equities. In addition each Fund has been authorized to increase the percentage of managed assets that may be invested directly in equity securities. In order to implement certain of these portfolio changes, Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), entered into a sub-advisory agreement with Tradewinds Global Investors, LLC ("Tradewinds"). Tradewinds will manage a portion of each Fund's equity-oriented investments.

To better reflect the Funds' more diversified approach in pursuit of their existing investment objectives, the Funds' Board of Trustees recently approved the changing of the Funds' names from Nuveen Preferred and Convertible Income Fund ("JPC") and Nuveen Preferred and Convertible Income Fund 2 ("JQC") to Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2, respectively.

Each Fund seeks to provide high income by investing primarily in a portfolio of preferred securities, convertible securities, high yield securities and equity securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities and instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of other derivative instruments, fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when issued/delayed delivery Purchase Commitments of $27,662,463 and $33,981,307, respectively.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short, if any, are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes

Each Fund is a separate taxpayer for Federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Funds make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Real Estate Investment Trust ("REIT") distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end.

For the fiscal year ended December 31, 2006, the character of distributions to the Funds from the REITs was as follows:

                                                                        MULTI-         MULTI-
                                                                      STRATEGY       STRATEGY
                                                                        INCOME         INCOME
                                                                           AND            AND
                                                                        GROWTH       GROWTH 2
                                                                         (JPC)          (JQC)
---------------------------------------------------------------------------------------------
Ordinary income                                                         76.30%         78.38%
Long-term and short-term capital gains                                   23.61          21.50
Return of REIT capital                                                    0.09           0.12
---------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

For the fiscal year ended December 31, 2006, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

For the six months ended June 30, 2007, the Funds applied the actual percentages for the fiscal year ended December 31, 2006, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Funds adjust that estimated breakdown of income type (and consequently their net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2006, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2007, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Funds' portfolios. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2007, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2007, reflect an over-distribution of net investment income.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                       GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Number of shares:
  Series M                                                                    4,720               3,860
  Series M2                                                                      --               3,860
  Series T                                                                    4,720               3,860
  Series T2                                                                      --               3,860
  Series W                                                                    4,720               3,860
  Series W2                                                                      --               3,860
  Series TH                                                                   4,720               3,860
  Series TH2                                                                     --               3,860
  Series F                                                                    4,720               3,860
  Series F2                                                                   4,720               3,860
-------------------------------------------------------------------------------------------------------
Total                                                                        28,320              38,600
-------------------------------------------------------------------------------------------------------

Option Transactions

Each Fund is authorized to write (sell) call options. When the Funds write a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Funds enter into a closing purchase transaction. When a call option expires or the Funds enter into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Funds, as writers of a call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions. The Funds may engage in foreign currency forward, swap, options and futures contracts. To the extent that the Funds invest in contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates on investments and derivative transactions, if any, are included with Net realized gain (loss) from foreign currencies and Change in net unrealized appreciation (depreciation) of foreign currencies in the Statement of Operations.

Interest Rate Swap Transactions

The Funds are authorized to invest in interest rate swap transactions. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty paying or receiving a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Short Sales

The Funds are authorized to make short sales of securities if the Funds own at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments." At June 30, 2007, there were no outstanding short sales in either Fund.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On February 3, 2006, the Funds' Board of Trustees approved an open market share repurchase program as part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                              MULTI-STRATEGY INCOME AND            MULTI-STRATEGY INCOME AND
                                                                     GROWTH (JPC)                       GROWTH 2 (JQC)
                                                              --------------------------         -----------------------------
                                                               SIX MONTHS       YEAR              SIX MONTHS              YEAR
                                                                    ENDED       ENDED                  ENDED             ENDED
                                                                  6/30/07     12/31/06               6/30/07          12/31/06
------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestments of
  distributions                                                    23,651             --                  --                --
------------------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                     --       (432,200)                 --          (511,200)
------------------------------------------------------------------------------------------------------------------------------
Average price per share repurchased                                    --         $12.63                  --            $12.50
------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2007, were as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                             INCOME              INCOME
                                                                         AND GROWTH        AND GROWTH 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Purchases                                                              879,202,356        1,112,912,828
Sales and maturities                                                 1,098,343,190        1,526,033,581
-------------------------------------------------------------------------------------------------------

Transactions in call options written during the six months ended June 30, 2007, were as follows:

                                                             MULTI-STRATEGY INCOME                   MULTI-STRATEGY INCOME
                                                                AND GROWTH (JPC)                       AND GROWTH 2 (JQC)
                                                       ----------------------------------      ----------------------------------
                                                            NUMBER OF            PREMIUMS           NUMBER OF            PREMIUMS
                                                            CONTRACTS            RECEIVED           CONTRACTS            RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                  --            $     --                  --              $    --
Call options written                                             681           1,777,824                  48              158,666
Call options terminated in closing purchase
  transactions                                                    --                  --                  --                   --
Call options expired                                              --                  --                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding, end of period                                       681          $1,777,824                  48             $158,666
---------------------------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2007, the cost of investments was as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                       GROWTH (JPC)      GROWTH 2 (JQC)
-------------------------------------------------------------------------------------------------------
Cost of investments                                                  $2,219,964,739      $3,016,064,452
-------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2007, were as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                             GROWTH            GROWTH 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                        $ 43,879,890         $ 57,184,900
  Depreciation                                                         (49,262,194)         (69,050,461)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             $ (5,382,304)       $ (11,865,561)
-------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Funds' last tax year end, were as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                             GROWTH            GROWTH 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                           $ --                 $ --
Undistributed net long-term capital gains                                       --                   --
-------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid during the Funds' last tax year ended December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                     MULTI-STRATEGY      MULTI-STRATEGY
                                                                         INCOME AND          INCOME AND
                                                                             GROWTH            GROWTH 2
                                                                              (JPC)               (JQC)
-------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                              $118,807,924         $174,646,948
Distributions from net long-term capital gains                           9,007,830           14,650,766
Tax return of capital                                                   15,334,925           10,571,536
-------------------------------------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .7000%
For the next $500 million                                                               .6750
For the next $500 million                                                               .6500
For the next $500 million                                                               .6250
For Managed Assets over $2 billion                                                      .6000
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. During the period the Adviser either had or entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Froley, Revy Investment Co., Inc. ("Froley, Revy"), Symphony Asset Management, LLC ("Symphony") and Tradewinds. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities and certain equity investments. As of June 30, 2007, Froley, Revy no longer served as a sub-adviser to the Funds. Froley, Revy previously managed the portion of the Funds' investment portfolios allocated to convertible securities. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of their Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
MARCH 31,                                                      MARCH 31,
-----------------------------------------------------------------------------------------------------
2003 *                            .32%                         2008                               .32%
2004                              .32                          2009                               .24
2005                              .32                          2010                               .16
2006                              .32                          2011                               .08
2007                              .32
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
JUNE 30,                                                       JUNE 30,
-----------------------------------------------------------------------------------------------------
2003 *                            .32%                         2008                               .32%
2004                              .32                          2009                               .24
2005                              .32                          2010                               .16
2006                              .32                          2011                               .08
2007                              .32
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds. One important implication of this is that the Funds will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2007, both Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had unfunded senior loan commitments of $2,162,146.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in each Fund's portfolio, the Funds may:
1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2007, there were no such outstanding participation commitments in either Fund.

8. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds' financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

           Financial

           HIGHLIGHTS (Unaudited)
      Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations
                                    ----------------------------------------------------------------
                                                               Distributions
                                                                    from Net   Distributions
                        Beginning                                 Investment    from Capital
                           Common                        Net       Income to        Gains to
                            Share          Net     Realized/   FundPreferred   FundPreferred
                        Net Asset   Investment    Unrealized          Share-          Share-
                            Value    Income(a)   Gain (Loss)        holders+        holders+   Total
----------------------------------------------------------------------------------------------------
MULTI-STRATEGY INCOME
  AND GROWTH (JPC)
----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(d)                    $14.26        $ .47         $(.01)          $(.18)****          $ -- $ .28
2006                        14.18         1.02           .50            (.31)           (.03)   1.18
2005                        15.32         1.13          (.74)           (.22)             --     .17
8/01/04-12/31/04            14.73          .52           .85            (.04)           (.01)   1.32
Year Ended 7/31:
2004                        14.12         1.25           .71            (.08)             --    1.88
2003(b)                     14.33          .30          (.02)           (.02)             --     .26
MULTI-STRATEGY INCOME
  AND GROWTH 2 (JQC)
----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(d)                     14.29          .47           .05            (.17)****            --   .35
2006                        14.20         1.04           .48            (.30)           (.03)   1.19
2005                        15.18         1.12          (.70)           (.21)           (.01)    .20
8/01/04-12/31/04            14.33          .51           .90            (.05)             --    1.36
Year Ended 7/31:
2004                        13.83         1.16           .73            (.08)             --    1.81
2003(c)                     14.33          .04          (.53)             --              --    (.49)
----------------------------------------------------------------------------------------------------

                                    Less Distributions
                        -------------------------------------------

                               Net                     Tax            Offering Costs
                        Investment    Capital    Return of                       and      Ending
                         Income to   Gains to   Capital to             FundPreferred      Common
                            Common     Common       Common                     Share       Share   Ending
                            Share-     Share-       Share-              Underwriting   Net Asset   Market
                           holders    holders      holders    Total        Discounts       Value    Value
----------------------------------------------------------------------------------------------------
MULTI-STRATEGY INCOME
  AND GROWTH (JPC)
----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(d)                    $  (.57)****    $ --       $ --   $ (.57)           $ --       $13.97   $13.23
2006                          (.87)     (.08)         (.15)   (1.10)             --        14.26    14.29
2005                         (1.15)     (.16)           --    (1.31)             --        14.18    11.97
8/01/04-12/31/04              (.50)     (.23)           --     (.73)             --        15.32    14.33
Year Ended 7/31:
2004                         (1.22)     (.05)           --    (1.27)             --        14.73    13.95
2003(b)                       (.30)       --            --     (.30)           (.17)       14.12    14.57
MULTI-STRATEGY INCOME
  AND GROWTH 2 (JQC)
----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(d)                       (.57)****      --         --     (.57)             --        14.07    13.27
2006                          (.93)     (.09)         (.08)   (1.10)             --        14.29    14.11
2005                         (1.09)     (.09)           --    (1.18)             --        14.20    12.11
8/01/04-12/31/04              (.49)     (.02)           --     (.51)             --        15.18    13.87
Year Ended 7/31:
2004                         (1.17)       --            --    (1.17)           (.14)       14.33    13.54
2003(c)                         --        --            --       --            (.01)       13.83    14.69
----------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***   After custodian fee credit and expense reimbursement, where applicable.
**** Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2007.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares.
     - Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                            Ratio of Dividend Expense on Securities
                                               Sold Short to Average Net Assets
                                                  Applicable to Common Shares
                                            ---------------------------------------
        MULTI-STRATEGY INCOME AND GROWTH
          (JPC)
        Year Ended 12/31:
        2007(d)                                                              --%
        2006                                                                 --
        2005                                                                .01
        8/01/04-12/31/04                                                    .04*
        Year Ended 7/31:
        2004                                                                .03
        2003(b)                                                              --
        MULTI-STRATEGY INCOME AND GROWTH 2
          (JQC)
        Year Ended 12/31:
        2007(d)                                                              --%
        2006                                                                 --
        2005                                                                .01
        8/01/04-12/31/04                                                    .05*
        Year Ended 7/31:
        2004                                                                .03
        2003(c)                                                              --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 26, 2003 (commencement of operations) through July 31, 2003.
(c) For the period June 25, 2003 (commencement of operations) through July 31, 2003.
(d)   For the six months ended June 30, 2007.

                                                         Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets    Ratios to Average Net Assets
                                          Applicable to Common Shares     Applicable to Common Shares
       Total Returns                      Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                   -----------------------------   -----------------------------
                 Based
                    on      Ending Net
                Common          Assets
       Based     Share   Applicable to
          on       Net          Common                             Net                             Net   Portfolio
      Market     Asset          Shares                      Investment                      Investment    Turnover
     Value**   Value**           (000)      Expenses++        Income++      Expenses++        Income++        Rate
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
      (3.51)%    1.97%    $1,393,440            1.50%*          6.10%*          1.02%*          6.58%*         55%
      29.81      8.71      1,421,951            1.49            6.80            1.00            7.28           72
      (7.63)     1.32      1,419,946            1.50            7.25            1.03            7.72           37
       8.06      9.07      1,533,722            1.51*           7.66*           1.04*           8.13*          13
       4.34     13.44      1,474,983            1.53            7.90            1.05            8.37           19
       (.89)      .58      1,412,983            1.29*           5.67*            .87*           6.09*          21
------------------------------------------------------------------------------------------------------------------
      (1.98)%    2.46%     1,976,747            1.45*           6.05*            .98*           6.52*          44
      26.71      8.73      2,008,154            1.44            6.90             .96            7.37           77
      (4.40)     1.41      2,002,079            1.46            7.25             .99            7.72           34
       6.20      9.59      2,140,563            1.47*           7.81*           1.00*           8.28*          13
        .10     12.25      2,021,258            1.47            7.51            1.00            7.98           27
      (2.07)    (3.49)     1,950,622             .97*           2.86*            .65*           3.18*           5
------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
        $708,000       $25,000      $74,203
         708,000        25,000       75,210
         708,000        25,000       75,139
         708,000        25,000       79,157
         708,000        25,000       77,083
         708,000        25,000       74,893
------------------------------------------------------------------------------------------------------------------
         965,000        25,000       76,211
         965,000        25,000       77,025
         965,000        25,000       76,867
         965,000        25,000       80,455
         965,000        25,000       77,364
              --            --           --
---

                                 See accompanying notes to financial statements.

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. In connection with recent changes to the investment mandates of the Fund, the Board Members, including the Independent Board Members, approved Tradewinds Global Investors, LLC ("Tradewinds") as an additional sub-adviser to the Funds and an amended sub-advisory agreement with Symphony Asset Management LLC ("Symphony") at a meeting held on November 14, 2006. Such agreements were also subject to shareholder approval. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (a "Fund") and Nuveen Asset Management ("NAM" or the "Adviser"), and the Sub-Advisory Agreements between NAM and Spectrum Asset Management, Inc. ("Spectrum"), Symphony and Tradewinds, respectively. Spectrum, Symphony and Tradewinds are each a "Sub-Adviser," and NAM and each Sub-Adviser are each a "Fund Adviser." The foregoing Investment Management Agreements with NAM and Sub-Advisory Agreements with the respective Sub-Adviser are hereafter referred to as "Original Investment Management Agreements" and "Original Sub-Advisory Agreements," respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act") provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund and new Sub-Advisory Agreements (the "New Sub-Advisory Agreements") between NAM and the respective Sub-Adviser on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

Because the information provided and considerations made at the prior reviews continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior reviews and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements and Original Sub-Advisory Agreements. In this regard, although Tradewinds did not begin to serve as a Sub-Adviser to the Funds by the time of the May Meeting, Tradewinds served as sub-adviser to other Nuveen funds. Accordingly, the information and considerations regarding Tradewinds at the annual review continue to be relevant with respect to the evaluation of Tradewinds and supplement the information provided at the prior reviews.

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I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS AND ORIGINAL
   SUB-ADVISORY AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and

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             APPROVAL PROCESS (continued)

business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members' experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds. At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to the Sub-Advisers, the Board Members also received and reviewed an evaluation of each Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the respective Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds' investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith. In its review of the Sub-Advisers, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the respective Sub-Adviser's investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. During the last year, the Board Members noted that they visited several sub-advisers meeting their key investment and business personnel. In this regard, the Board Members visited Tradewinds in February, 2007. The Board Members noted such Sub-Adviser's experienced investment team.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

- product management;

- fund administration;

- oversight by shareholder services and other fund service providers;

- administration of Board relations;

- regulatory and portfolio compliance; and

- legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members also considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

- maintaining shareholder communications;

- providing advertising for the Nuveen closed-end funds;
- maintaining its closed-end fund website;

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

- maintaining continual contact with financial advisers;

- providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

- evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

- maintaining an in-house trading desk;

- maintaining a product manager for the Preferred Shares;

- developing distribution for Preferred Shares with new market participants;

- maintaining an orderly auction process;

- managing leverage and risk management of leverage; and

- maintaining systems necessary to test compliance with rating agency criteria.

With respect to the Sub-Advisers, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND FUND ADVISERS

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Funds and for: the Nuveen Diversified Dividend and Income Fund; the Nuveen Tax-Advantaged Floating Rate Fund; the Nuveen Real Estate Income Fund; the Nuveen Equity Premium Advantage Fund; the Nuveen Equity Premium Income Fund; the Nuveen Equity Premium Opportunity Fund; and the Nuveen Equity Premium and Growth Fund. In addition, the Board Members noted the recent changes to the investment mandates of the Funds thereby limiting some of the usefulness of reviewing the Funds' past performance.

The Board Members reviewed performance information including, among other things, total return information compared with the respective Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Fund's investment performance over time had been satisfactory.

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C. FEES, EXPENSES AND PROFITABILITY

  1. Fees and Expenses

  During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of a fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. The Board Members also noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments (e.g., the Funds, the Nuveen Diversified Dividend and Income Fund and the Nuveen Tax-Advantaged Total Return Strategy Fund). Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

  2. Comparisons with the Fees of Other Clients

  At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

  With respect to the Sub-Advisers, in considering the fees of a Sub-Adviser, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. With respect to Symphony, the Board Members also reviewed the generally higher fees for equity and taxable fixed income hedge funds and hedge accounts it manages, which include a performance fee. With respect to sub-advisers unaffiliated with Nuveen, such as Spectrum, the Board Members noted that such fees were the result of arm's-length negotiations.

  3. Profitability of Fund Advisers

  In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual

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

  Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

  In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. With respect to sub-advisers unaffiliated with Nuveen, such as Spectrum, the Board Members also considered the Sub-Adviser's revenues from serving as Sub-Adviser to the Funds, expenses (including the basis for allocating expenses) and profitability margins (pre-and post-tax). Based on their review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D -- "Approval of the New Investment Management Agreements and New Sub-Advisory Agreements -- Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

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Management Agreement
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E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to Tradewinds, the Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute a Fund's portfolio transactions. For this Sub-Adviser, the Board Members noted that such Sub-Adviser's profitability may be lower if it were required to pay for this research with hard dollars. With respect to Spectrum, the Board noted that such Sub-Adviser does not pay excess brokerage commissions in order to receive research services but may from time to time receive research generally provided to a broker's clients. With respect to Symphony, the Board also considered that such Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be renewed.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board

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Members met privately with their independent legal counsel. At that meeting, the
Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on
July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

- any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Funds as a result of the Transaction;

- any legal issues for the Funds as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels

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Management Agreement
             APPROVAL PROCESS (continued)

reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and each Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the respective Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Advisers. The respective Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined such Funds' performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Advisers, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. With respect to sub-advisers unaffiliated with Nuveen, such as Spectrum, the Board Members considered the Sub-Adviser's revenues from serving as Sub-Adviser to the Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) at the annual review. The Transaction is not anticipated to affect the profitability of such Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided. Taking into account the Board's prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers' levels of profitability were reasonable in light of the services provided.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements.

Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

  better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

Reinvest Automatically
   EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     ESA-F-0607D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

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
ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund

By (Signature and Title)*   /s/ Kevin J. McCarthy
                            ---------------------------------------
                            Kevin J. McCarthy
                            Vice President and Secretary

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 6, 2007

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 6, 2007

* Print the name and title of each signing officer under his or her signature.